[LOGO]                                        STOCK AND

                                              BOND FUNDS


                                              COMBINED
                                              SEMI-ANNUAL
                                              REPORT

                                              MAY 31, 1997

                                              PORTFOLIO OF STAR FUNDS










                         STAR CAPITAL APPRECIATION FUND

                                              STAR GROWTH EQUITY FUND

                                              STAR RELATIVE VALUE FUND

                                              THE STELLAR FUND

                                              STAR STRATEGIC INCOME FUND

                        STAR U.S. GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
  President's Message

Dear Shareholder:

I am pleased to present the Semi-Annual Report to Shareholders for the Star Stock and Bond Funds. The Report covers the six-month period from December 1, 1996 through May 31, 1997. It includes a discussion with each fund's portfolio manager, which covers economic and market conditions and their impact on fund performance and strategy. Next is a complete list of each fund's holdings, followed by their financial statements.

In general, the Star stock funds enjoyed continued positive returns as the bull market in U.S. stocks marched on. Star bond funds, on the other hand, continued to pay a competitive level of income but were affected by interest rate volatility that caused prices to decline. Fund-by-fund highlights over the six-month period ended May 31, 1997, are as follows:

STAR CAPITAL APPRECIATION FUND

The fund's portfolio of growth-oriented stocks achieved a six-month total return of 4.30%, or -0.38% adjusted for the sales charge, through a $0.54 increase in net asset value*. Fund assets ended the period at $73.8 million.

STAR GROWTH EQUITY FUND

This fund pursues classic growth through high-quality stocks that, at the end of the period, included companies like Allstate, Boeing, Clorox, Disney, Dow, Eastman Kodak, Gillette, Hewlett-Packard, J.P. Morgan, Microsoft, Merck, and Pepsico. During the six-month period, Star Growth Equity Fund delivered a strong total return of 9.85%, or 4.44% adjusted for the sales charge.* Contributing to the total return were a $0.27 increase in share price, $0.07 per share in dividends, and $1.02 in capital gains. Fund assets ended the period at $125.5 million.

STAR RELATIVE VALUE FUND

The fund pursues a high level of total return through a portfolio of stocks that appear to be undervalued and historically offer above-average yields with low volatility. Many of these stocks are household names and, at the end of the period included American Express, AT&T, Bristol-Myers Squibb, Dow, General Motors, Gillette, Goodyear, IBM, Intel, Procter & Gamble, and more. Over the six-month period, the fund delivered a strong total return of 12.77%, or 7.67% adjusted for the sales charge.* The fund's share price rose from $19.03 on the first day of the period to $20.86 on the last day. Shareholders received dividends totaling $0.15 per share and capital gains totaling $0.38 per share. Fund net assets increased substantially over the six-month period to reach $294.9 million.

THE STELLAR FUND

To pursue a high level of total return over the long-term, the fund invests in approximately equal weightings in U.S. stocks, U.S. bonds, international securities, real estate securities, and money market securities. This highly diversified approach produced a total return of 5.27%, or 0.54% adjusted for the sales charge, for Investment Shares.* Contributing to the total return were dividends totaling $0.17 per share, capital gains totaling $0.50 per share, and a share price increase of $0.01 per share. On the last day of the period, fund assets stood at $118.4 million.

Shareholders of Trust Shares received a total return of 5.47% through dividends totaling $0.19 per share, capital gains totaling $0.50 per share, and a share price increase of $0.02 per share.

STAR STRATEGIC INCOME FUND

The fund is managed to provide income through a diversified portfolio of investments that, at the end of the period included corporate bonds (45.4%), common stocks (4.5%), government agency bonds (19.8%), and preferred stocks (6.7%). The fund paid dividends totaling $0.39 per share. Consistent with a bond market affected by rising rates that caused bond prices to fall, the fund's total return was 1.38%, or -3.66% adjusted for the sales charge.* At the end of the period, fund assets reached $136.6 million.


STAR U.S. GOVERNMENT INCOME FUND

Amid a relatively difficult environment for bonds, the fund provided shareholders with $0.28 per share in dividends through a portfolio that consisted of U.S. Treasury securities (47.0% of assets), government agency securities (24.1% of assets) and corporate bonds (26.9% of assets) at the end of the period. Due to rising rates that caused bond prices to fall, the fund experienced a slightly negative total return of -0.05%, or -3.58% adjusted for the sales charge.* The fund's net assets stood at $135.4 million at the end of the period.

Thank you for pursuing your longer-term goals through the Star Stock and Bond Funds. We will continue to keep you up-to-date on the details of your investment on a regular basis, through the highest level of service possible.

Sincerely,

Edward C. Gonzales
President

July 11, 1997

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
  Investment Reviews

Star Capital Appreciation Fund

Q
     Late in the period, volatility hit the stock market, with growth stocks bearing the brunt. Can you comment?

A
     A great deal of the total market volatility was a direct result of uncertainty about the direction of the economy and the ensuing Federal Reserve Board (the "Fed") action. The perception of volatility has picked up in the marketplace as the daily fluctuations become more pronounced.
True momentum stocks received a great deal of focus primarily resulting from the short-term nature of some of the investors within that group. As the momentum "dries up" these investors very quickly exit the stock. It is this phenomenon that has drawn the attention of the popular press. These stocks do move around a great deal. Those stocks which had negative earnings news have not recovered, but those with positive news recovered some if not all of their losses.

Q
     Technology stocks have been particularly hard hit. Was that a major influence on the fund performance?

A
     The fund maintained a neutral policy toward technology stock during the period. The sell-off which occurred in the February-March time period has been entirely corrected as the technology indexes all established new 52 weeks highs. The fund participated in both the sell off and the rally back to new highs. The policy of neutral weighting is consistent with the current sector weightings of the fund's investment adviser.

Q
     In the previous report, consistent with your expectations of a decelerating economy, you discussed the portfolio's focus on leading stocks within key growth sectors of the mid-cap universe. Is that strategy still on track?
What sectors are you focusing on?

A
     The policy of focusing on portfolio holdings of industry leaders within key sectors is definitely intact. This policy helps concentrate the exposure to the highest quality mid-cap names and capitalize on their abilities to manage their businesses. These companies typically exhibit the characteristics of above average long-term earnings growth rates, solid product lines, strong management and growing market share. To optimize the impact of the fund's sector weights, we have concentrated mainly on a sector neutral approach for the core holdings of the portfolio, while overweighting periodically with the trading portfolio these sectors which are currently exhibiting the strongest relative earnings growth levels. At the present time the overweights are in the basics and capital goods sectors.

Star Growth Equity Fund

Q
     The soaring stock market was jolted by volatility early in 1997. Nevertheless, Star Growth Equity Fund produced a solid return for the six-month period. Comment?
A
     The Star Growth Equity Fund had a good six-month period and generated a 9.85%* total return from December 1, 1996 through May 31, 1997, based on net asset value. The Fund's average annual total returns for the one-year and since inception (11/14/94) periods ended May 31, 1997, were 19.8% and 26.14%, respectively, based on offering price. The fund is very widely diversified with exposure to all of the broad economic sectors of the market. This helps to reduce volatility by not heavily over or underweighting any one specific sector. The fund also is widely diversified through security selection. We currently hold over 90 names in the fund. This helps to eliminate wide swings in the fund due to dramatic movements by any one particular security. We suspect that this volatility will continue and urge investors to stick to their long term goals and objectives.

---------
* Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------

Q
     What sectors drove the fund's performance?

A
     Although the month to month volatility, as discussed above, has been large, there are a couple of sectors which have been positive drivers in performance. In particular these have continued to be in the technology area with names such as Intel and Microsoft. We have also seen good strength in the capital goods area with names such as Boeing, Caterpillar and Illinois Tool Works. With the tremendous volatility, however, there were pockets of strength found in almost every sector which overall contributed to the performance.

Q
     Where do you see opportunities?

A
     We have put a slightly heavier emphasis on cyclical stocks in the portfolio. With the recent economic strength this group should see some short term improved earnings. Therefore we have recently increased weights in Chemicals, Metals, and Capital Goods stocks. This is truly a short-term play and not one which we expect to promote from a long-term standpoint.

Q
     At this point, in what promises to be a volatile market, is individual security selection a more critical determinant of performance than sector weights?
A
     We continue to place heavy emphasis on sector weights and believe that in general stocks in a group will move in some uniform fashion. However, there is tremendous risk in this market for any type of corporate disappointment.
Therefore, we are holding a large number of names to help reduce the risk from any corporate missteps. Sector weightings are still the most important determinant, but prudence calls for strong security diversification within those chosen sectors.

Star Relative Value Fund

Q
     The stock market continued to climb during the period, but experienced a significant level of volatility early in 1997. How did Star Relative Value Fund perform compared to overall stock market?
A
     The Star Relative Value Fund generated a +12.77%* total return, based on net asset value, for the six months ended May 31, 1997. This return exceeded that of all growth stock funds as measured by the Lipper Growth
Stock Index,** which had a total return of 11.24%.

Q
     What specific sectors and stocks made the greatest impact on fund performance?

A
     Financial related securities, technology stocks, and selected health care and consumer stocks made the greatest impact on the Star Relative Value Fund during the last six months. Top performing stocks included
International Business Machines, Intel, Procter & Gamble, Phillip Morris, Bristol Myers, Smithkline Beecham PLC ADR, Nationsbank, American Express, Travelers Group, and American Bankers Insurance Group Inc.

---------
 * Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------

Q
     With valuations so high, are you focusing the portfolio on any particular sectors, or are you sector-neutral? Where are you seeing value in the market?
A
     We are looking to reduce our overweight in the finance sector and increase weightings in basic industry and energy. The energy sector looks especially appealing from a valuation standpoint along with the attractive dividend yields. Consumer cyclicals continue to be underweighted.

Q
     Looking ahead through 1997, do you still anticipate respectable rather than spectacular returns from the market?
A
     We believe, that the market remains vulnerable to a 10% correction and/or continued volatility with increased rotation among the different sectors of the market. Concerns still exist over earnings and interest rates, but inflation remains low and U.S. equities are underrepresented in foreign portfolios. We feel that stocks should provide respectable returns looking ahead.

The Stellar Fund

Q
     During the period, how did The Stellar Fund's multi-asset investment mix perform for shareholders?

A
     The Stellar Fund participated in the overwhelming strength of the domestic stock market. The international equity component,* while not as strong as the domestic stockholdings, posted solid gains. Real Estate Investment
Trust ("REIT") holdings and the fixed income component held down total fund returns. These portfolio holdings did reduce overall volatility, but suffered as interest rates rose during the period.

Q
     The U.S. stock market finally experienced a significant degree of volatility. How well did the fund's stock holdings perform vs. the Standard & Poor's 500 Index (the "S&P 500")?**
A
     The domestic equity portfolio extended its performance margin over the S&P 500, which had a total return of 15.44% for the six-month period ended May 31, 1997. The driving force behind this performance rests with the portfolio overweighting in energy and health care. In our forecast for 1997, we were anticipating a return to normal levels of volatility and had taken steps to capitalize on it. We used rallies and the subsequent sell off to exchange high volatility issues for lower volatility holdings.

Q
     Amid economic uncertainty and the much anticipated rate increase by the Fed, bond performance weakened. How did the fund's domestic bond holdings perform in this environment?
A
     The bond portion of the fund, while positive for the year, has reduced the absolute performance of the fund. The compression of yields between varying classes of bonds and the lack of volatility in bond prices have created new challenges for the fund's fixed income component. Based on our risk vs. reward analysis, the portfolio is invested primarily in U.S. Treasury issues with a two- and ten-year barbell maturity structure.

---------
 * International investing involves special risks such as currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

** Standard & Poor's Daily Stock Price Index of 500 Common Stocks, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. The S&P is an unmanaged index. Actual investment may not be made in an index.

--------------------------------------------------------------------------------

Q
     How did the fund's international holdings perform?

A
     Many of the international markets have performed well this year in local currency terms. Adding to that performance has been the relative weakening of the dollar relative to most of the G-7 currencies. Despite these positive results, the best performing asset class has been the domestic equity holdings.

Q
     Are the fund's international holdings still concentrated in Europe?

A
     The fund's international component is heavily weighted to Europe with limited exposure to Canada, Australia, Japan and Chile. We find in these markets attractive valuations, improving economies and stable political environments.

Q
     Did the fund's real estate holdings continue to perform well?

A
     The REIT market experienced a down quarter in early 1997. This was due in part to the upward movement in interest rates, as the cost of capital is a major determinate of REIT performance in the short run. Add to that the fact that over the past two years the REIT market has experienced explosive growth and it is clear the segment was due for a correction . The fund's performance was in line with the National Association of Real Estate Investment Trust Index ("NAREIT")*.

Q
     For the near future, where are you seeing opportunities among the various asset classes?

A
     The Stellar Fund domestic portfolio is focusing on smaller market capitalization companies priced attractively on a valuation basis. In the international realm, our focus on Europe continues to be in the large consumer oriented issues. In REITs we continue to underweight the retail sector in favor of greater apartment and office exposure. Our 1997 forecast calls for a slowing economy and a more subdued rate of return for domestic equities with increasing volatility. We look for strong performance from the international and REIT segments of the portfolio in the second half of the year.

Star Strategic Income Fund

Q
     The bond market was relatively weak during the period, with a particularly negative first quarter. Can you comment?
A
     The first quarter of 1997 continued the impressive economic strength from the fourth quarter of 1996. Economic growth was fed by strong personal income expansion and ample liquidity. In the first two months of the new year, bond market returns were barely positive. By March, however, the Fed carried out their well advertised warning that higher short-term interest rates were necessary to keep the economy and inflation in check. Yields for the six-month period rose 70 to 63 basis points in shorter and longer maturities, respectively. Thus, the yield curve flattened slightly as measured by 2- to 30-year Treasury issues. The Fed's action and stock market volatility took its toll on corporate and emerging markets debt during the period. According to Lehman Brothers, the corporate sector of the market underperformed Treasury securities due to heightened concerns over earnings and adverse corporate actions (event risk). Mortgage backed securities have been stellar performers, outperforming Treasury and corporate bonds alike. Throughout this period, our outlook was neutral. With the aid of a longer-term outlook and proprietary models, the fund was spared significant damage caused by wide swings in perception and interest rates.

---------
* NAREIT is an unmanaged index comprised of major growth-oriented REITs.

--------------------------------------------------------------------------------

Q
     In this environment, how did the Star Strategic Income Fund's income producing investments perform for shareholders?
A
     Income levels have remained fairly steady for the past six months. As yields peaked, we made adjustments to the portfolio to "lock-in" higher yields. Thus, income levels and performance improved somewhat. The corporate bond market had seen yield premiums compared to Treasury bonds narrow dramatically in 1996. For 1997, the opposite has occurred and yield levels have risen a bit more quickly than Treasury bonds. The opposite has held true for mortgage related bonds. A major advantage for the Strategic Income fund is its flexibility to allocate assets towards those investments which offer the best value (or yield). Mortgage bonds and REITs have performed well this year, so they are being scaled back in representation. Conversely, the fund has increased its corporate bond and international exposure to take advantage of income opportunities being presented.

Q
     The fund's diversification among different income-producing investments has helped cushion the fund's shareholders against the difficult markets in the past. Has this continued to hold true for what was a relatively difficult six-month period?

A
     Yes, but in a less dramatic fashion. The benefits of broad diversification are clear over long time horizons. However, there are short periods when multiple asset classes are more closely correlated. As we've discussed earlier, corporate bonds have had a bumpy start to 1997 and represent over 40% of the portfolio. REIT's had an outstanding month in December, but returns for 1997 have been essentially in line with the overall bond market. International bond markets have not registered strong performance. Fortunately, equity and mortgage-backed securities have had a tremendous year. Once again, positive returns were generated only through income without the help of capital gains.

Q
     With one rate increase by the Fed behind us, what do you see for fixed income securities for the rest of 1997?

A
     Our outlook calls for moderate growth in the economy and "limited" inflationary pressures. We say limited pressures because the only source of inflation we believe is wage rates. Average hourly earnings continue to move upward as the unemployment rate declines. Benefit costs have nearly stopped declining as most firms now have HMO's. Conversely, leading indicators of inflation show encouraging signs that inflation rates will remain stable. The National Association of Purchasing Managers ("NAPM") price index, industrial prices, agricultural prices, gold, and value of the dollar have all shown little inflation concerns in the past twelve months. We believe the Fed is not entering a period of sustained rate increases, but may need to increase rates another 50 basis points to ensure low inflation.

Bond yields have risen 50 basis points since the year began due to stronger economic growth and the Fed's preemptive rate increase. Going forward we expect a stalemate between the longer-term positives and short-term negatives with generally more volatility. Bond yields at 7.25% are attractive from a longer-term perspective. Positives for the bond markets include excellent value, slowing federal deficit growth, low gold prices, and technical factors. Assuming our predicted inflation rate of 3%, real bond yields of 4.0% are at historically attractively levels. Impediments to further yield declines include strong performance in the coincident indicators, a late business cycle, and stronger than expected economic growth. Our proprietary "Bond Market Barometer" model stands at a slightly bearish reading of -5 (-13 signals higher yields and +13 signals lower yields). We think yields will be volatile, but remain within a range of 6.75% to 7.25% over the next six months.

Star U.S. Government Income Fund

Q
     What is your analysis of the bond market, which remained relatively weak over the period and experienced a particularly difficult first quarter of 1997?
A
     The first quarter of 1997 continued the impressive economic strength from the fourth quarter of 1996. Economic growth was fed by strong personal income expansion and ample liquidity. In the first two months of the new year, bond market returns were barely positive. By March, however, the Fed carried out its well advertised warning that higher short-term interest rates were necessary to keep the economy and inflation in check. Yields for the six-month period rose 70 and 63 basis points in shorter and longer maturities, respectively. Thus, the yield curve flattened slightly as measured by 2- to 30-year Treasury issues. The Fed's action and stock market volatility took its toll on corporate and emerging markets debt during the period. According to Lehman Brothers, the corporate sector of the market underperformed Treasury securities due to heightened concerns over earnings and adverse corporate actions (event risk). Mortgage backed securities have been stellar performers, outperforming Treasury and corporate bonds alike. Throughout this period, our outlook was neutral. With the aid of a longer-term outlook and proprietary models, the fund was spared significant damage caused by wide swings in perception and interest rates.

Q
     In this environment, how did the fund's portfolio perform for shareholders in terms of income and total return?
A
     Income levels have advanced slightly throughout the period. As yields rose, we made adjustments to the portfolio to "lock-in" higher yields. Thus, income levels and performance improved somewhat. Total return for the six months ended May 31, 1997, based on net asset value, was -0.5%,* compared to -0.3% for the Lipper U.S. Government Bond Fund Average.

Q
     Did the fund's mortgage backed and corporate bond holdings continue to help cushion shareholders against the difficult market?
A
     At the beginning of the period, the sector allocation was 15% mortgage-backed, 10% agency, 50% Treasury, and 25% corporate bonds. The incremental income of the mortgage-backed bonds helped buffer the portfolio from a difficult market. Mortgages in particular performed well when interest rates rose and volatility declined. Corporate bonds had been the best performing fixed income asset in 1996, but those strong results have not been repeated thus far in 1997. Fortunately, our efforts to improve diversification in REIT bonds and maintain a conservative profile have helped minimize damage to the portfolio.

Q
     With one rate increase by the Fed behind us, what do you see for fixed income securities for the rest of 1997?

A
     Our outlook calls for moderate growth in the economy and "limited" inflationary pressures. We say limited pressures because the only source of inflation we believe is wage rates. Average hourly earnings continue to move upward as the unemployment rate declines. Benefit costs have nearly stopped declining as most firms now have HMO's. Conversely, leading indicators of inflation show encouraging signs that inflation rates will remain stable. The NAPM price index, industrial prices, agricultural prices, gold, and value of the dollar have all shown little inflation concerns in the past twelve months. We believe the Fed is not entering a period of sustained rate increases, but may need to increase rates another 50 basis points to ensure low inflation.

Bond yields have risen 50 basis points since the year began due to stronger economic growth and the Fed's preemptive rate increase. Going forward we expect a stalemate between the longer-term positives and short-term negatives with generally more volatility. Bond yields at 7.25% are attractive from a longer-term perspective. Positives for the bond markets include excellent value, slowing federal deficit growth, low gold prices, and technical factors. Assuming our predicted inflation rate of 3%, real bond yields of 4.0% are at historically attractive levels. Impediments to further yield declines include strong performance in the coincident indicators, a late business cycle, and stronger than expected economic growth. Our proprietary "Bond Market Barometer" model stands at a slightly bearish reading of -5 (-13 signals higher yields and +13 signals lower yields). We think yields will be volatile, but remain within a range of 6.75% to 7.25% over the next six months.

---------
* Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
  Portfolios of Investments
                        --------------------------------------------------------
STAR CAPITAL APPRECIATION FUND   May 31, 1997 (unaudited)


----------------------------------------------------------------------
----------------------------------------------------------------------
SHARES                                                VALUE
----------------------------------------------------------------------
----------------------------------------------------------------------


COMMON STOCKS 92.8%
----------------------------------------------------------------------
BANKING 1.8%
         29,000  First Tennessee National
                   Corp.                         $1,308,625
----------------------------------------------------------------------
CHEMICALS 1.9%
         22,000  Betz Laboratories, Inc.          1,402,500
----------------------------------------------------------------------
COMPUTER SERVICES 3.0%
         34,500  (a) Cadence Design Systems,
                   Inc.                           1,147,125
         13,000  (a) U.S. Robotics Corp.          1,092,000
----------------------------------------------------------------------
                 Total                            2,239,125
----------------------------------------------------------------------
COMPUTERS 4.9%
         41,250  Diebold, Inc.                    1,546,875
         45,000  International Game
                   Technology                       798,750
         53,000  (a) Structural Dynamics
                   Research Corp.                 1,298,500
----------------------------------------------------------------------
                 Total                            3,644,125
----------------------------------------------------------------------
CONSUMER DURABLES 4.3%
         37,000  Bowater, Inc.                    1,826,875
         22,000  Cintas Corp.                     1,364,000
----------------------------------------------------------------------
                 Total                            3,190,875
----------------------------------------------------------------------
DRUGS 1.5%
         28,000  (a) Watson Pharmaceuticals,
                   Inc.                           1,095,500
----------------------------------------------------------------------
ELECTRIC 1.4%
         43,000  Wisconsin Energy Corp.           1,037,375
----------------------------------------------------------------------
ELECTRONICS 6.6%
         16,000  (a) 3Com Corp.                     776,000
         42,000  (a) Atmel Corp.                  1,207,500
         22,000  Avnet, Inc.                      1,386,000
         28,000  (a) Maxim Integrated
                   Products, Inc.                 1,505,000
----------------------------------------------------------------------
                 Total                            4,874,500
----------------------------------------------------------------------
ENERGY OIL EXPLORATION 1.1%
         20,000  Noble Affiliates, Inc.             842,500
----------------------------------------------------------------------
ENTERTAINMENT & LEISURE 3.8%
         48,000  Callaway Golf Co.                1,548,000
         34,000  (a) MGM Grand, Inc.              1,287,750
----------------------------------------------------------------------
                 Total                            2,835,750
----------------------------------------------------------------------
FINANCE 3.0%
         30,000  Pacific Century Financial
                   Corp.                          1,380,000
         22,500  Paychex, Inc.                      826,875
----------------------------------------------------------------------
                 Total                            2,206,875
----------------------------------------------------------------------
FINANCIAL SERVICES 9.5%
         32,920  Bear Stearns Cos., Inc.          1,069,900
         35,508  Conseco, Inc.                    1,420,320
         47,000  Money Stores, Inc.               1,204,375
         42,000  State Street Corp.               1,874,250
         30,000  SunAmerica, Inc.                 1,417,500
----------------------------------------------------------------------
                 Total                            6,986,345
----------------------------------------------------------------------
FOOD & BEVERAGE 3.6%
         69,000  Coca Cola Enterprises, Inc.      1,457,625
         57,000  Tyson Foods, Inc., Class A       1,168,500
----------------------------------------------------------------------
                 Total                            2,626,125
----------------------------------------------------------------------
FOOD STORE RETAIL 1.7%
         28,500  (a) Safeway, Inc.                1,282,500
----------------------------------------------------------------------
GAS 1.0%
         12,000  Columbia Gas System, Inc.          772,500
----------------------------------------------------------------------
HOSPITAL MANAGEMENT 1.1%
         34,200  (a) HEALTHSOUTH Corp.              782,325
----------------------------------------------------------------------
HOSPITALS 2.8%
         12,000  Quorum Health Group, Inc.          424,500

----------------------------------------------------------------------
----------------------------------------------------------------------
SHARES OR PRINCIPAL AMOUNT                                      VALUE
----------------------------------------------------------------------
----------------------------------------------------------------------

HOSPITALS (CONTINUED)
         40,000  (a) Vencor, Inc.                $1,630,000
----------------------------------------------------------------------
                 Total                            2,054,500
----------------------------------------------------------------------
INSURANCE 1.3%
         12,000  Progressive Corp. Ohio             949,500
----------------------------------------------------------------------
MANUFACTURING 2.5%
         25,000  (a) Nautica Enterprise, Inc.       587,500
         28,000  (a) Sealed Air Corp.             1,284,500
----------------------------------------------------------------------
                 Total                            1,872,000
----------------------------------------------------------------------
MEDICAL 2.1%
         46,000  (a) Healthcare & Retirement
                   Corp.                          1,564,000
----------------------------------------------------------------------
METALS 0.9%
         10,000  Reynolds Metals Co.                678,750
----------------------------------------------------------------------
OIL-INTERNATIONAL 8.3%
         90,000  (a) Abacan Resource Corp.          652,500
         50,000  (a) Global Marine, Inc.          1,125,000
         35,000  IMC Global, Inc.                 1,369,375
         29,000  (a) Smith International,
                   Inc.                           1,518,875
         45,000  Tosco Corp.                      1,468,125
----------------------------------------------------------------------
                 Total                            6,133,875
----------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST 0.9%
         18,000  Starwood Lodging Trust             670,500
----------------------------------------------------------------------
RESTAURANTS 1.3%
         52,500  (a) Boston Chicken, Inc.           945,000
----------------------------------------------------------------------
RETAIL 5.4%
         52,000  (a) Bed Bath & Beyond, Inc.      1,475,500
         25,000  Gap (The), Inc.                    856,250
         35,000  Tiffany & Co.                    1,623,125
----------------------------------------------------------------------
                 Total                            3,954,875
----------------------------------------------------------------------
SERVICES 4.4%
         32,000  (a) CDI Corp.                    1,292,000
         13,000  (a) Corrections Corp.
                   America                          471,250
          3,800  Washington Post Co., Class B     1,465,375
----------------------------------------------------------------------
                 Total                            3,228,625
----------------------------------------------------------------------
TELECOMMUNICATIONS 2.5%
         38,000  (a) ADC Telecommunications,
                   Inc.                           1,301,500
         24,000  (a) Aspect
                   Telecommunications Corp.         540,000
----------------------------------------------------------------------
                 Total                            1,841,500
----------------------------------------------------------------------
TRANSPORTATION 1.6%
         45,000  Comair Holdings, Inc.            1,170,000
----------------------------------------------------------------------
UTILITIES 6.6%
         45,000  Ipalco Enterprises, Inc.         1,400,625
         32,000  NIPSCO Industries, Inc.          1,296,000
         40,000  Pinnacle West Capital Corp.      1,175,000
         32,000  Sierra Pacific Resources           948,000
----------------------------------------------------------------------
                 Total                            4,819,625
----------------------------------------------------------------------
WASTE SERVICES 2.0%
         40,000  (a) USA Waste Services, Inc.     1,450,000
----------------------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST
$57,208,339)                                     68,460,295
----------------------------------------------------------------------
COMMERCIAL PAPER 3.6%
----------------------------------------------------------------------
     $2,691,000  NYNEX Corp. CP (AT AMORTIZED
                   COST)                          2,690,580
----------------------------------------------------------------------
MUTUAL FUNDS 4.6%
      3,360,038  Flex Funds (AT NET ASSET
                   VALUE)                         3,360,038
----------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST
$63,258,957)                                    $74,510,913
----------------------------------------------------------------------

                  (See Notes to the Portfolios of Investments)

--------------------------------------------------------------------------------
             -------------------------------------------------------------------
STAR GROWTH EQUITY FUND   May 31, 1997 (unaudited)
-----------------------------------------------------------------------

-----------------------------------------------------------------------
SHARES                                                VALUE
-----------------------------------------------------------------------
-----------------------------------------------------------------------

COMMON STOCKS 92.2%
----------------------------------------------------------------------
AEROSPACE & DEFENSE 1.7%
         10,000  Boeing Co.                      $1,052,500
         11,500  Lockheed Martin Corp.            1,076,688
----------------------------------------------------------------------
                 Total                            2,129,188
----------------------------------------------------------------------
AUTOMOBILE 1.0%
          1,500  General Motors Corp.                85,875
         28,000  Johnson Controls, Inc.           1,186,500
----------------------------------------------------------------------
                 Total                            1,272,375
----------------------------------------------------------------------
BANKING 1.8%
         10,000  Banc One Corp.                     432,500
          8,800  First Financial Bancorp            332,200
         10,100  J.P. Morgan & Co., Inc.          1,085,750
         10,000  RCSB Financial, Inc.               409,375
----------------------------------------------------------------------
                 Total                            2,259,825
----------------------------------------------------------------------
BROADCASTING 1.1%
         26,000  (a) Clear Channel
                   Communications, Inc.           1,374,750
----------------------------------------------------------------------
CHEMICALS 4.5%
          3,000  Dow Chemical Co.                   250,125
         22,000  Du Pont (E.I.) de Nemours &
                   Co.                            2,395,250
         20,000  Lyondell Petrochemical Co.         440,000
         58,595  Monsanto Co.                     2,578,180
----------------------------------------------------------------------
                 Total                            5,663,555
----------------------------------------------------------------------
COMPUTER SERVICES 6.3%
         40,600  (a)(b) Cisco Systems, Inc.       2,750,650
         28,140  (b) Hewlett-Packard Co.          1,449,210
         19,000  (a) Microsoft Corp.              2,356,000
         30,000  (a) Oracle Corp.                 1,398,750
----------------------------------------------------------------------
                 Total                            7,954,610
----------------------------------------------------------------------
CONSUMER NON-DURABLES 0.8%
         20,000  American Brands, Inc.              980,000
----------------------------------------------------------------------
DRUGS 4.7%
         15,000  (a) Amgen, Inc.                  1,003,125
         32,900  American Home Products Corp.     2,508,625
          6,000  Bristol-Myers Squibb Co.           440,250
         21,000  Merck & Co., Inc.                1,887,375
----------------------------------------------------------------------
                 Total                            5,839,375
----------------------------------------------------------------------
ELECTRICAL EQUIPMENT 1.2%
         25,600  General Electric Co.             1,545,600
----------------------------------------------------------------------
ELECTRONIC TECHNOLOGY 5.1%
         58,500  (a) Atmel Corp.                  1,681,875
         21,170  Intel Corp.                      3,207,255
          3,773  Lucent Technologies, Inc.          240,058
         36,500  Telefonaktiebolaget LM
                   Ericsson, Class B              1,300,313
----------------------------------------------------------------------
                 Total                            6,429,501
----------------------------------------------------------------------
ENERGY MINERALS 0.7%
         40,000  Occidental Petroleum Corp.         930,000
----------------------------------------------------------------------
ENERGY SERVICES 3.2%
         30,000  (a) ENSCO International,
                   Inc.                           1,496,250
         60,000  (a) Global Marine, Inc.          1,350,000
         15,000  Halliburton Co.                  1,160,625
----------------------------------------------------------------------
                 Total                            4,006,875
----------------------------------------------------------------------
ENTERTAINMENT 1.8%
         40,000  Callaway Golf Co.               $1,290,000
         11,147  Disney (Walt) Co.                  912,661
----------------------------------------------------------------------
                 Total                            2,202,661
----------------------------------------------------------------------
FINANCE 1.4%
         16,000  Merrill Lynch & Co., Inc.        1,696,000
----------------------------------------------------------------------
FOOD & BEVERAGE 1.6%
         48,000  PepsiCo, Inc.                    1,764,000
          6,000  Sara Lee Corp.                     245,250
----------------------------------------------------------------------
                                                  2,009,250
----------------------------------------------------------------------
GOVERNMENT AGENCY 1.9%
         40,000  Federal National Mortgage
                   Association                    1,745,000
          5,000  Student Loan Marketing
                   Association                      608,125
----------------------------------------------------------------------
                 Total                            2,353,125
----------------------------------------------------------------------
HEALTH SERVICES 1.3%
         18,150  Columbia/HCA Healthcare
                   Corp.                            664,744
         30,000  (a) Quorum Health Group,
                   Inc.                           1,061,250
----------------------------------------------------------------------
                 Total                            1,725,994
----------------------------------------------------------------------
HEALTH TECHNOLOGY 2.6%
         29,000  Schering Plough Corp.            2,631,750
         13,800  (a) Sofamor Danek Group,
                   Inc.                             634,800
----------------------------------------------------------------------
                 Total                            3,266,550
----------------------------------------------------------------------
HOSPITAL SUPPLIES 1.3%
         26,670  Johnson & Johnson                1,596,866
----------------------------------------------------------------------
HOUSEHOLD PRODUCTS 6.9%
         22,000  Clorox Co.                       2,777,500
         28,008  Gillette Co.                     2,489,211
         19,829  Procter & Gamble Co.             2,733,923
         16,526  Tupperware Corp.                   599,068
----------------------------------------------------------------------
                 Total                            8,599,702
----------------------------------------------------------------------
INSURANCE 7.2%
         35,000  Allstate Corp.                   2,576,875
         29,000  American Bankers Insurance
                   Group, Inc.                    1,645,750
         15,561  American International
                   Group, Inc.                    2,106,570
         25,000  Ohio Casualty Corp.              1,037,500
         30,000  Travelers Group, Inc.            1,646,250
----------------------------------------------------------------------
                 Total                            9,012,945
----------------------------------------------------------------------
MANUFACTURING 0.7%
         11,000  Eastman Kodak Co.                  911,625
----------------------------------------------------------------------
METALS & MINING 1.2%
         20,000  Aluminum Co. of America          1,472,500
----------------------------------------------------------------------
MULTI-INDUSTRY 0.6%
         10,529  Allied-Signal, Inc.                808,101
----------------------------------------------------------------------
OIL-DOMESTIC 0.9%
          2,500  Ashland, Inc.                      119,688
          7,300  Atlantic Richfield Co.           1,062,150
----------------------------------------------------------------------
                 Total                            1,181,838
----------------------------------------------------------------------
OIL-FOREIGN 1.3%
         11,300  Mobil Corp.                      1,580,588
----------------------------------------------------------------------
OIL-INTERNATIONAL 3.8%
         25,000  Chevron Corp.                    1,750,000
         27,500  Texaco Corp.                     3,000,938
----------------------------------------------------------------------
                 Total                            4,750,938
----------------------------------------------------------------------

                  (See Notes to the Portfolios of Investments)
--------------------------------------------------------------------------------
             -------------------------------------------------------------------
STAR GROWTH EQUITY FUND   (Continued)


----------------------------------------------------------------------
----------------------------------------------------------------------
SHARES                                                VALUE
----------------------------------------------------------------------
----------------------------------------------------------------------
PROCESS INDUSTRIES 0.3%
          7,000  International Paper Co.           $336,000
----------------------------------------------------------------------
PRODUCER MANUFACTURING 5.3%
         27,800  AGCO Corp.                         886,125
         23,500  Caterpillar, Inc.                2,294,188
          5,400  Emerson Electric Co.               291,600
         20,000  Illinois Tool Works, Inc.          992,500
         20,000  Parker-Hannifin Corp.            1,052,500
         10,000  Textron, Inc.                    1,185,000
----------------------------------------------------------------------
                 Total                            6,701,913
----------------------------------------------------------------------
PUBLISHING 1.5%
         20,000  Gannett Co., Inc.                1,850,000
----------------------------------------------------------------------
REAL ESTATE 2.2%
         24,000  Camden Property Trust              705,000
         23,000  Highwoods Properties, Inc.         695,750
         16,000  Meditrust, REIT                    590,000
         25,000  RFS Hotel Investors, Inc.          465,625
         19,583  United Dominion Realty
                   Trust, Inc.                      288,849
----------------------------------------------------------------------
                 Total                            2,745,224
----------------------------------------------------------------------
RETAIL TRADE 5.4%
         40,800  (a) Kohl's Corp.                 2,198,100
         41,526  Premark International, Inc.      1,131,584
         43,122  (a) Safeway, Inc.                1,940,490
         30,000  Sears, Roebuck & Co.             1,473,750
----------------------------------------------------------------------
                 Total                            6,743,924
----------------------------------------------------------------------
STEEL 0.4%
         15,600  AK Steel Holding Corp.             606,450
----------------------------------------------------------------------
TELECOMMUNICATIONS 3.8%
         28,000  BellSouth Corp.                  1,270,500
         55,000  GTE Corp.                        2,426,875
         15,000  NYNEX Corp.                        806,250
          5,200  Vodafone Group PLC, ADR            232,048
----------------------------------------------------------------------
                 Total                            4,735,673
----------------------------------------------------------------------
TRANSPORTATION 0.7%
          2,400  (a) AMR Corp.                      238,500
         25,000  Canadian Pacific Ltd.              662,500
----------------------------------------------------------------------
                 Total                              901,000
----------------------------------------------------------------------
TRANSPORTATION-AIRLINES 0.9%
         34,000  Comair Holdings, Inc.              884,000
          4,000  (a) UAL Corp.                      312,000
----------------------------------------------------------------------
                 Total                            1,196,000
----------------------------------------------------------------------
----------------------------------------------------------------------
----------------------------------------------------------------------
SHARES OR PRINCIPAL AMOUNT                            VALUE
----------------------------------------------------------------------
----------------------------------------------------------------------

UTILITIES 5.1%
         25,000  Cinergy Corp.                     $875,000
         36,150  Coastal Corp.                    1,812,019
         11,300  Duke Power Co.                     508,500
         33,200  Enron Corp.                      1,352,900
         44,000  GPU, Inc.                        1,540,000
         13,600  Southern Co.                       289,000
----------------------------------------------------------------------
                 Total                            6,377,419
----------------------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST
$88,901,521)                                    115,747,940
----------------------------------------------------------------------
OPTIONS PURCHASED 0.1%
            100  Put Option on Standard &
                   Poors 500, expires
                   7/1/1997, Strike @850            145,000
             30  Put Option on Exxon, expires
                   1/16/1999, Strike @70                750
             25  Put Option on Phillip
                   Morris, expires 1/17/1998,
                   Strike @70                           563
             25  Put Option on Phillip
                   Morris, expires 1/17/1998,
                   Strike @70                           844
             70  Put Option on Coca-Cola,
                   expires
                   1/16/1999, Strike @40              3,063
            200  Put Option on Coca-Cola,
                   expires
                   1/16/1999, Strike @40              8,750
             40  Put Option on Merck, expires
                   1/16/1999, Strike @60              3,750
             60  Put Option on General
                   Electric, expires
                   1/16/1999, Strike @80              9,000
----------------------------------------------------------------------
TOTAL OPTIONS (IDENTIFIED COST $380,580)            171,720
----------------------------------------------------------------------
COMMERCIAL PAPER 2.4%
----------------------------------------------------------------------
TELECOMMUNICATIONS 2.4%
     $3,028,000  NYNEX Corp., 5.62%, 6/2/1997
                   (AT AMORTIZED COST)            3,027,527
----------------------------------------------------------------------
MUTUAL FUNDS 4.8%
      6,044,472  Flex Funds (AT NET ASSET
                   VALUE)                         6,044,472
----------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST
$98,354,100)                                   $124,991,659
----------------------------------------------------------------------

----------------------------------------------------------------------
STAR RELATIVE VALUE FUND   May 31, 1997 (unaudited)

----------------------------------------------------------------------
----------------------------------------------------------------------
SHARES                                                VALUE
----------------------------------------------------------------------
----------------------------------------------------------------------

COMMON STOCKS 96.3%
----------------------------------------------------------------------
AEROSPACE 4.7%
          97,000  Lockheed Martin Corp.          $9,081,625
          98,000  Raytheon Co.                    4,679,500
----------------------------------------------------------------------
                  Total                          13,761,125
----------------------------------------------------------------------
AUTOMOBILE 1.3%
          65,000  General Motors Corp.            3,721,250
----------------------------------------------------------------------
AUTOMOTIVE & RELATED 4.2%
         130,000  Goodyear Tire & Rubber Co.     $7,605,000
         110,000  Johnson Controls, Inc.          4,661,250
----------------------------------------------------------------------
                  Total                          12,266,250
----------------------------------------------------------------------
BANKS & SAVINGS INSTITUTIONS 7.2%
          26,000  Citicorp                        2,973,750
          64,000  Corestates Financial Corp.      3,384,000
          20,000  First Financial Bancorp           755,000
          31,000  Mellon Bank Corp.               2,712,500

                  (See Notes to the Portfolios of Investments)

--------------------------------------------------------------------------------
            --------------------------------------------------------------------
STAR RELATIVE VALUE FUND   (Continued)


----------------------------------------------------------------------
----------------------------------------------------------------------
SHARES                                                VALUE
----------------------------------------------------------------------
----------------------------------------------------------------------
BANKS & SAVINGS INSTITUTIONS (CONTINUED)
          25,000  National Australia Bank,
                    Ltd., Melbourne, ADR         $1,787,500
         100,000  NationsBank Corp.               5,887,500
         115,000  Signet Banking Corp.            3,780,625
----------------------------------------------------------------------
                  Total                          21,280,875
----------------------------------------------------------------------
CHEMICAL & FERTILIZERS 2.8%
         100,000  Dow Chemical Co.                8,337,500
----------------------------------------------------------------------
DIVERSIFIED 3.0%
         100,000  Allied-Signal, Inc.             7,675,000
          40,000  Canadian Pacific Ltd.           1,060,000
----------------------------------------------------------------------
                  Total                           8,735,000
----------------------------------------------------------------------
DRUGS 14.2%
         100,000  American Home Products
                    Corp.                         7,625,000
         164,000  Bristol-Myers Squibb Co.       12,033,500
         103,500  Merck & Co., Inc.               9,302,062
         150,000  Smithkline Beecham Corp.,
                    ADR                          13,125,000
----------------------------------------------------------------------
                  Total                          42,085,562
----------------------------------------------------------------------
UTILITIES-ELECTRIC 2.2%
         190,000  GPU, Inc.                       6,650,000
----------------------------------------------------------------------
ELECTRICAL EQUIPMENT 2.5%
         124,000  General Electric Co.            7,486,500
----------------------------------------------------------------------
ELECTRONICS 5.1%
          96,000  Intel Corp.                    14,544,000
          10,000  Motorola, Inc.                    663,750
----------------------------------------------------------------------
                  Total                          15,207,750
----------------------------------------------------------------------
FINANCE 0.7%
          50,000  Lehman Brothers Holdings,
                    Inc.                          2,018,750
----------------------------------------------------------------------
HOUSEHOLD PRODUCTS 7.9%
          97,000  Gillette Co.                    8,620,875
         106,000  Procter & Gamble Co.           14,614,750
----------------------------------------------------------------------
                  Total                          23,235,625
----------------------------------------------------------------------
INDUSTRIAL 0.7%
          40,000  International Paper Co.         1,920,000
----------------------------------------------------------------------
INSURANCE 6.0%
          50,000  American Bankers Insurance
                    Group, Inc.                   2,837,500
          52,000  Cincinnati Financial Corp.      4,069,000
         125,000  Ohio Casualty Corp.             5,187,500
         100,000  Travelers Group, Inc.           5,487,500
----------------------------------------------------------------------
                  Total                          17,581,500
----------------------------------------------------------------------

----------------------------------------------------------------------
----------------------------------------------------------------------
SHARES OR PRINCIPAL AMOUNT                            VALUE
----------------------------------------------------------------------
----------------------------------------------------------------------
INTERNATIONAL OIL 9.2%
          74,000  Mobil Corp.                   $10,350,750
          39,000  Royal Dutch Petroleum Co.,
                    ADR                           7,614,750
          85,000  Texaco, Inc.                    9,275,625
----------------------------------------------------------------------
                  Total                          27,241,125
----------------------------------------------------------------------
MANUFACTURING 1.7%
          50,000  American Brands, Inc.           2,450,000
          40,000  Lucent Technologies, Inc.       2,545,000
----------------------------------------------------------------------
                  Total                           4,995,000
----------------------------------------------------------------------
MISC FINANCIAL SERVICES 1.8%
          75,000  American Express Co.            5,212,500
----------------------------------------------------------------------
NATURAL GAS & COAL 1.0%
          86,000  NICOR, Inc.                     2,956,250
----------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT 5.6%
         190,000  International Business
                    Machines Corp.               16,435,000
----------------------------------------------------------------------
RAILROADS 0.7%
          25,000  Burlington Northern Santa
                    Fe                            2,075,000
----------------------------------------------------------------------
RETAILING & APPAREL 4.6%
         150,000  Penney (J.C.) Co., Inc.         7,725,000
         118,000  Sears, Roebuck & Co.            5,796,750
----------------------------------------------------------------------
                  Total                          13,521,750
----------------------------------------------------------------------
TELECOMMUNICATIONS 5.5%
         169,000  AT&T Corp.                      6,231,875
          67,000  Cable & Wireless, ADR           1,683,375
         152,000  GTE Corp.                       6,707,000
          39,000  Vodafone Group PLC, ADR         1,740,375
----------------------------------------------------------------------
                  Total                          16,362,625
----------------------------------------------------------------------
TOBACCO 3.5%
         235,000  Philip Morris Cos., Inc.       10,340,000
----------------------------------------------------------------------
TRANSPORTATION 0.2%
          20,000  Comair Holdings, Inc.             520,000
----------------------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST
$174,886,432)                                   283,946,937
----------------------------------------------------------------------
COMMERCIAL PAPER 3.5%
----------------------------------------------------------------------
TELECOMMUNICATIONS 3.5%
     $10,224,000  NYNEX Corp. CP
                    (AT AMORTIZED COST)          10,222,404
----------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST
$185,108,836)                                  $294,169,341
----------------------------------------------------------------------

                 ---------------------------------------------------------------
STAR STRATEGIC INCOME FUND   May 31, 1997 (unaudited)


----------------------------------------------------------------------
----------------------------------------------------------------------
SHARES                                                VALUE
----------------------------------------------------------------------
----------------------------------------------------------------------
COMMON STOCKS 4.5%
----------------------------------------------------------------------
AUTOMOBILE 0.8%
          20,000  (b) Ford Motor Co.               $750,000
           5,000  General Motors Corp.              286,250
----------------------------------------------------------------------
                  Total                           1,036,250
----------------------------------------------------------------------
ENERGY 0.4%
          12,500  Ashland, Inc.                     598,437
----------------------------------------------------------------------
FINANCE 0.5%
          15,000  Banc One Corp.                   $648,750
----------------------------------------------------------------------
FOOD & BEVERAGE 0.8%
          25,000  Sara Lee Corp.                  1,021,875
----------------------------------------------------------------------
INSURANCE 0.2%
           7,619  Ohio Casualty Corp.               316,188
----------------------------------------------------------------------
OIL 0.4%
           3,400  (b) Atlantic Richfield Co.        494,700
----------------------------------------------------------------------

                  (See Notes to the Portfolios of Investments)

--------------------------------------------------------------------------------
                 ---------------------------------------------------------------
STAR STRATEGIC INCOME FUND   (Continued)


----------------------------------------------------------------------
----------------------------------------------------------------------
SHARES OR PRINCIPAL AMOUNT                            VALUE
----------------------------------------------------------------------
----------------------------------------------------------------------
UTILITIES 1.4%
          25,000  (b) Central & SouthWest
                    Corp.                          $531,250
          16,500  Duke Power Co.                    742,500
          10,000  (b) DTE Energy Co.                266,250
          15,200  Kansas City Power And Light
                    Co.                             423,700
----------------------------------------------------------------------
                  Total                           1,963,700
----------------------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST
$6,148,631)                                       6,079,900
----------------------------------------------------------------------
PREFERRED STOCKS 6.7%
----------------------------------------------------------------------
ENERGY 0.9%
          50,000  Enron Capital Trust, $2.08,
                    Pfd.                          1,281,250
----------------------------------------------------------------------
INSURANCE 1.7%
          90,000  Travelers P & C Capital I,
                    $2.02, Pfd.                   2,272,500
----------------------------------------------------------------------
INTERNATIONAL OIL 1.3%
          70,000  Transcanada Pipelines Ltd.,
                    Pfd., $2.13                   1,811,250
----------------------------------------------------------------------
OIL 2.6%
         168,000  Atlantic Richfield Co.,
                    $2.23, Conv. Pfd.             3,612,000
----------------------------------------------------------------------
UTILITIES 0.2%
          10,000  Alabama Power Capital Trust
                    II, $1.90, Pfd.                 248,750
----------------------------------------------------------------------
TOTAL PREFERRED STOCKS (IDENTIFIED COST
$9,565,925)                                       9,225,750
----------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS 18.1%
----------------------------------------------------------------------
          30,300  Avalon Properties, Inc.           833,250
          63,900  Camden Property Trust           1,877,062
          40,000  Glimcher Realty Trust             800,000
          70,000  Highwoods Properties, Inc.      2,117,500
          40,000  Hospitality Properties
                    Trust                         1,270,000
          42,100  Kimco Realty Corp., $2.13,
                    Cumulative Pfd.               1,063,025
         136,800  LTC Properties, Inc.            2,428,200
          21,800  Liberty Property Trust            523,200
          50,000  Manufactured Home
                    Communities, Inc.             1,100,000
          83,200  Meditrust,                      3,068,000
          50,000  Merry Land and Investment
                    Co.                           1,050,000
          97,100  Omega Healthcare Investors      3,180,025
          45,000  Public Storage, Inc.,
                    $2.44, Pfd., Series F         1,243,125
          49,500  Summit Properties, Inc.           996,187
          40,000  United Dominion Realty
                    Trust, Inc., $2.15,
                    Cumulative Pfd.               1,000,000
          15,000  United Dominion Realty
                    Trust, Inc., $2.31, Pfd.,
                    Series A                        388,125
         140,000  Winston Hotels, Inc.            1,837,500
----------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
 (IDENTIFIED COST $22,667,121)                   24,775,199
----------------------------------------------------------------------
CORPORATE BONDS 45.3%
----------------------------------------------------------------------
BANKS & SAVINGS INSTITUTIONS 6.2%
        $500,000  Capital Holding Corp.,
                    9.25%,
                    5/7/2001                        540,254
       3,000,000  Citicorp, 7.25%, 10/15/2011     2,960,910
       1,250,000  Donaldson, Lufkin and
                    Jenrette Securities
                    Corp., 6.875%,
                    11/1/2005                     1,208,250
       1,750,000  NationsBank Corp., 7.625%,
                    4/15/2005                     1,795,570

----------------------------------------------------------------------
----------------------------------------------------------------------
SHARES OR PRINCIPAL AMOUNT                            VALUE
----------------------------------------------------------------------
----------------------------------------------------------------------
BANKS & SAVINGS INSTITUTIONS (CONTINUED)
      $2,100,000  NationsBank Corp., Medium
                    Term Note, 6.375%,
                    2/21/2006                    $1,982,211
----------------------------------------------------------------------
                  Total                           8,487,195
----------------------------------------------------------------------
CHEMICAL & FERTILIZERS 0.4%
         458,000  Dow Chemical Co., 9.35%,
                    3/15/2002                       486,451
----------------------------------------------------------------------
DIVERSIFIED ENERGY 3.8%
       1,265,000  Occidental Petroleum Corp.,
                    10.125%, 9/15/2009            1,531,105
       1,500,000  Occidental Petroleum Corp.,
                    8.50%, 11/9/2001              1,575,870
       2,000,000  Occidental Petroleum Corp.,
                    8.75%, 2/14/2003              2,034,920
----------------------------------------------------------------------
                  Total                           5,141,895
----------------------------------------------------------------------
ELECTRONICS 0.7%
       1,000,000  Loral Corp., 7.625%,
                    6/15/2025                       989,030
----------------------------------------------------------------------
ENERGY 2.4%
       1,500,000  Ashland, Inc., 7.78%,
                    9/19/2016                     1,509,645
         750,000  Ashland, Inc., Series F,
                    7.90%,
                    8/5/2006                        778,253
       1,000,000  Chevron Capital USA, Inc.,
                    7.45%, 8/15/2004              1,013,420
----------------------------------------------------------------------
                  Total                           3,301,318
----------------------------------------------------------------------
ENERGY OIL EXPLORATION 1.4%
       1,900,000  Noble Affiliates, Inc.,
                    8.00%,
                    4/1/2027                      1,919,152
----------------------------------------------------------------------
ENTERTAINMENT 1.8%
       2,500,000  Circus Circus Enterprises,
                    Inc., 6.75%, 7/15/2003        2,425,650
----------------------------------------------------------------------
FINANCE 4.7%
       1,500,000  Associates Corp. of North
                    America, Medium Term
                    Note, 7.25%,
                    5/22/2006                     1,505,100
       1,250,000  International Lease Finance
                    Corp., 7.00%, 5/15/2000       1,258,962
       1,500,000  International Lease Finance
                    Corp., 8.375%, 12/15/2004     1,610,310
       2,000,000  Lehman Brothers, Inc.,
                    7.125%,
                    7/15/2002                     1,996,220
----------------------------------------------------------------------
                  Total                           6,370,592
----------------------------------------------------------------------
FOOD & BEVERAGE 0.9%
       1,300,000  PepsiCo, Inc., 6.80%,
                    5/15/2000                     1,304,186
----------------------------------------------------------------------
GROCERY STORES 2.3%
       2,000,000  Safeway, Inc., Medium Term
                    Note, 8.57%, 4/1/2003         2,109,500
       1,000,000  Safeway, Inc., Medium Term
                    Note, 8.27%, 3/29/2000        1,031,020
----------------------------------------------------------------------
                  Total                           3,140,520
----------------------------------------------------------------------
HOSPITAL MANAGEMENT 3.5%
       2,000,000  Manor Care, Inc., 7.50%,
                    6/15/2006                     2,022,360
       2,450,000  Columbia/HCA Healthcare
                    Corp., Medium Term Note,
                    8.70%,
                    2/10/2010                     2,709,749
----------------------------------------------------------------------
                  Total                           4,732,109
----------------------------------------------------------------------
HOUSEHOLD PRODUCTS 1.4%
       2,000,000  Procter & Gamble Co.,
                    7.375%,
                    3/1/2023                      1,904,740
----------------------------------------------------------------------

                  (See Notes to the Portfolios of Investments)

--------------------------------------------------------------------------------
                 ---------------------------------------------------------------
STAR STRATEGIC INCOME FUND   (Continued)


-----------------------------------------------------------------------
-----------------------------------------------------------------------
SHARES OR PRINCIPAL AMOUNT                            VALUE
-----------------------------------------------------------------------
-----------------------------------------------------------------------
INDUSTRIAL 0.7%
      $1,000,000  Lockheed Corp., 7.875%,
                    3/15/2023                      $991,650
----------------------------------------------------------------------
INSURANCE 1.2%
       1,500,000  Ohio National Life
                    Insurance Company,
                    8.875%, 7/15/2004             1,597,470
----------------------------------------------------------------------
INTERNATIONAL 2.1%
         500,000  Philips Electronics N.V.,
                    6.75%,
                    8/15/2003                       487,825
       1,100,000  Philips Electronics N.V.,
                    8.375%,
                    9/15/2006                     1,167,188
       1,025,000  Transcanada Pipelines,
                    Ltd., 9.875%, 1/1/2021        1,265,199
----------------------------------------------------------------------
                  Total                           2,920,212
----------------------------------------------------------------------
MANUFACTURING 0.2%
         250,000  Eastman Kodak Co., 9.875%,
                    11/1/2004                       262,475
----------------------------------------------------------------------
METALS & MINING 1.2%
       1,600,000  Alcan Aluminum, Ltd.,
                    9.20%,
                    3/15/2001                     1,638,304
----------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS 0.9%
         200,000  Meditrust, 7.60%, 7/15/2001       202,590
       1,000,000  Post Apartment Homes LP,
                    7.30%, 4/1/2004               1,005,140
----------------------------------------------------------------------
                  Total                           1,207,730
----------------------------------------------------------------------
RETAILING & APPAREL 1.4%
       1,050,000  Penney (J.C.) Co., Inc.,
                    9.45%,
                    7/15/2002                     1,127,228
         725,000  Sears, Roebuck & Co.,
                    8.66%,
                    10/2/2006                       795,891
----------------------------------------------------------------------
                  Total                           1,923,119
----------------------------------------------------------------------
TELECOMMUNICATIONS 2.1%
       3,000,000  GTE Corp., 7.83%, 5/1/2023      2,925,300
----------------------------------------------------------------------
TOBACCO 1.1%
         500,000  Philip Morris Cos., Inc.,
                    6.00%,
                    11/15/1999                      488,015
       1,017,000  Philip Morris Cos., Inc.,
                    7.125%,
                    8/15/2002                     1,013,949
----------------------------------------------------------------------
                  Total                           1,501,964
----------------------------------------------------------------------
UTILITIES 4.9%
         500,000  Detroit Edison Co., 6.40%,
                    10/1/1998                       500,510
         289,000  Duke Power Co., 7.875%,
                    5/1/2024                        285,130
       2,000,000  Northern Illinois Gas,
                    6.45%,
                    8/1/2001                      1,979,800
       2,000,000  Northern Illinois Gas,
                    7.26%,
                    10/15/2025                    1,878,020
       1,000,000  Pacific Bell, 7.25%,
                    2/1/2008                        972,080
       1,000,000  Pacific Bell, 8.50%,
                    8/15/2031                     1,032,040
----------------------------------------------------------------------
                  Total                           6,647,580
----------------------------------------------------------------------
TOTAL CORPORATE BONDS (IDENTIFIED COST
$62,545,726)                                     61,818,642
----------------------------------------------------------------------
CLOSED-END INVESTMENT COMPANIES 1.6%
----------------------------------------------------------------------
         185,000  First Commonwealth Fund,
                    Inc.
                    (IDENTIFIED COST
                    $2,199,275)                   2,173,750
----------------------------------------------------------------------
GOVERNMENT AGENCIES 18.4%
----------------------------------------------------------------------
FEDERAL HOME LOAN BANK 2.3%
       2,031,978  8.50%, 6/1/2024                 2,124,677
         921,738  9.00%, 5/1/2021                   981,651
----------------------------------------------------------------------
                  Total                           3,106,328
----------------------------------------------------------------------

-----------------------------------------------------------------------
-----------------------------------------------------------------------
SHARES, PRINCIPAL AMOUNT OR CONTRACTS                 VALUE
-----------------------------------------------------------------------
-----------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION 3.6%
        $670,000  10.00%, PC GTD, 12/15/2020       $757,174
       2,000,000  10.00%, PC GTD, 1/15/2021       2,248,240
         500,000  8.00%, PC GTD, 7/15/2020          507,444
       1,500,000  6.50%, PC GTD, 12/15/2018       1,481,250
----------------------------------------------------------------------
                  Total                           4,994,108
----------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION 6.4%
       1,100,000  9.50%, REMIC, 6/25/2020         1,178,386
       1,000,000  9.00%, REMIC, 11/25/2019        1,068,650
         500,000  8.40%, REMIC, 8/25/2019           512,045
       2,000,000  7.75%, REMIC, 5/25/2021         2,004,860
       2,200,000  7.50%, REMIC, 5/25/2020         2,203,432
       1,000,000  7.00%, REMIC, 7/25/2007           985,040
       1,000,000  4.00%, REMIC, 6/25/2020           812,810
----------------------------------------------------------------------
                  Total                           8,765,223
----------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION 6.1%
       1,244,836  7.50%, 12/15/2026               1,239,782
       2,229,142  7.50%, 2/20/2027                2,208,946
       3,840,217  8.00%, 8/20/2026                3,889,414
         616,209  9.00%, 1/15/2022                  654,914
         263,673  9.00%, 7/15/2016                  281,883
----------------------------------------------------------------------
                  Total                           8,274,939
----------------------------------------------------------------------
TOTAL GOVERNMENT AGENCIES
 (IDENTIFIED COST $25,168,390)                   25,140,598
----------------------------------------------------------------------
INTERNATIONAL MUTUAL FUNDS 2.1%
----------------------------------------------------------------------
          65,279  American Century
                    International Bond Fund         716,107
         240,000  Kleinwort Benson Australian
                    Income Fund                   2,160,000
----------------------------------------------------------------------
TOTAL INTERNATIONAL MUTUAL FUNDS
 (IDENTIFIED COST $2,954,785)                     2,876,107
----------------------------------------------------------------------
CASH EQUIVALENTS 1.5%
----------------------------------------------------------------------
FEDERAL HOME LOAN BANK 0.2%
        $235,423  11.00%, 4/1/2003                  253,004
----------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION 1.3%
         187,611  10.00%, REMIC, 12/25/2018         195,575
         385,254  9.40%, REMIC, 6/25/2019           399,011
         113,393  8.20%, REMIC, 4/25/2006           113,423
         792,398  7.25%, REMIC, 2/25/2017           797,184
         219,407  4.75%, REMIC, 12/25/2011          218,349
----------------------------------------------------------------------
                  Total                           1,723,542
----------------------------------------------------------------------
TOTAL CASH EQUIVALENTS (IDENTIFIED COST
$1,971,595)                                       1,976,546
----------------------------------------------------------------------
OPTIONS PURCHASED 0.0%
              75  Put Option on Sallie Mae,
                    expires
                    6/20/1997, strike @ 105           1,406
              50  Call Option on SWY, expires
                    1/17/1998, strike @ 50           13,125
             100  Call Option on CISCO,
                    expires
                    1/17/1998, strike @ 80           23,750
              15  Put Option on Exxon,
                    expires
                    1/16/1999, strike @ 35              375
              35  Put Option on Coca Cola,
                    expires
                    1/16/1999, strike @ 40            1,532
----------------------------------------------------------------------
TOTAL OPTIONS (IDENTIFIED COST $98,844)              40,188
----------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST
$133,320,292)                                  $134,106,680
----------------------------------------------------------------------

                  (See Notes to the Portfolios of Investments)
--------------------------------------------------------------------------------
                                ------------------------------------------------
STAR U.S. GOVERNMENT INCOME FUND   May 31, 1997 (unaudited)

-----------------------------------------------------------------------
-----------------------------------------------------------------------
PRINCIPAL AMOUNT                                      VALUE
-----------------------------------------------------------------------
-----------------------------------------------------------------------

CORPORATE BONDS 27.2%
----------------------------------------------------------------------
BANKING 1.2%
      $1,500,000  Citicorp, 8.625%, 12/1/2002    $1,610,385
----------------------------------------------------------------------
BEVERAGE & TOBACCO 0.8%
       1,029,000  Philip Morris Cos., Inc.,
                    8.625%,
                    3/1/1999                      1,061,876
----------------------------------------------------------------------
CHEMICALS 1.2%
       1,581,436  Dow Chemical Co., 7.60%,
                    1/2/2002                      1,608,668
----------------------------------------------------------------------
FINANCE 5.2%
       2,000,000  Associates Corp., 7.25%,
                    5/22/2006                     2,006,800
       3,750,000  International Lease
                    Financing Co., 6.25%,
                    10/15/2000                    3,688,425
         250,000  International Lease
                    Financing Co., 8.375%,
                    12/15/2004                      268,385
       1,000,000  United Dominion Realty
                    Trust, Inc., 7.95%,
                    7/12/2006                     1,039,450
----------------------------------------------------------------------
                  Total                           7,003,060
----------------------------------------------------------------------
FOOD & BEVERAGE 0.6%
         750,000  McDonald's Corp., 8.375%,
                    10/29/1999                      781,838
----------------------------------------------------------------------
HEALTHCARE 1.7%
         765,000  Columbia HCA Healthcare
                    Co., 6.125%, 12/15/2000         747,642
       1,500,000  Columbia HCA Healthcare
                    Co., 6.91%, 6/15/2005         1,469,730
----------------------------------------------------------------------
                  Total                           2,217,372
----------------------------------------------------------------------
HOUSEHOLD PRODUCTS 0.7%
       1,000,000  Procter & Gamble Co.,
                    7.375%,
                    3/1/2023                        952,370
----------------------------------------------------------------------
INTERNATIONAL 4.2%
       1,000,000  Alcan Aluminum Corp.,
                    7.25%,
                    12/15/1999                    1,016,960
         400,000  Alcan Aluminum, Ltd.,
                    9.20%,
                    3/15/2001                       409,576
       1,500,000  Philips Electronics N.V.,
                    6.75%,
                    8/15/2003                     1,463,475
         430,000  TransCanada Pipelines Ltd.,
                    8.625%, 5/15/2012               471,517
       2,000,000  TransCanada Pipelines Ltd.,
                    9.125%, 4/20/2006             2,234,020
----------------------------------------------------------------------
                  Total                           5,595,548
----------------------------------------------------------------------
OIL 3.5%
       1,000,000  Ashland, Inc., 7.90%,
                    8/5/2006                      1,037,670
         600,000  Chevron Capital USA, Inc.,
                    7.45%, 8/15/2004                608,052
       3,000,000  Occidental Petroleum Corp.,
                    8.50%, 11/9/2001              3,151,740
----------------------------------------------------------------------
                  Total                           4,797,462
----------------------------------------------------------------------
REAL ESTATE 2.3%
       2,000,000  Meditrust, REIT, 7.82%,
                    9/10/2026                     2,054,120
       1,000,000  Post Apartment Homes LP,
                    7.30%, 4/1/2004               1,005,140
----------------------------------------------------------------------
                  Total                           3,059,260
----------------------------------------------------------------------
TELEPHONE 1.1%
       1,500,000  GTE Corp., 7.83%, 5/1/2023      1,462,650
----------------------------------------------------------------------

-----------------------------------------------------------------------
-----------------------------------------------------------------------
PRINCIPAL AMOUNT                                      VALUE
-----------------------------------------------------------------------
-----------------------------------------------------------------------

UTILITIES-ELECTRIC 4.7%
        $100,000  Alabama Power Co., 8.75%,
                    12/1/2021                      $102,250
         600,000  Detroit Edison Co., 6.40%,
                    10/1/1998                       600,612
       4,250,000  Georgia Power Co., 6.625%,
                    4/1/2003                      4,148,935
       1,000,000  Northern Illinois Gas Co.,
                    6.45%,
                    8/1/2001                        989,900
         500,000  Northern Illinois Gas Co.,
                    7.26%, 10/15/2025               469,505
----------------------------------------------------------------------
                  Total                           6,311,202
----------------------------------------------------------------------
TOTAL CORPORATE BONDS (IDENTIFIED COST
$36,683,721)                                     36,461,691
----------------------------------------------------------------------
GOVERNMENT AGENCIES 24.0%
----------------------------------------------------------------------
FEDERAL HOME LOAN BANK 0.3%
         394,255  6.00%, 8/1/2013                   374,317
----------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION 9.8%
       4,195,971  7.00%, 9/17/2031                4,051,751
       2,000,000  7.585%, 9/19/2006               2,024,040
       7,500,000  PC GTD., 6.50%, 2/15/2023       7,268,625
----------------------------------------------------------------------
                  Total                          13,344,416
----------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION 13.9%
       1,500,000  5.36%, 2/16/2001                1,444,230
       5,500,000  6.14%, 11/25/2005               5,262,345
       2,500,000  6.54%, 10/3/2005                2,457,900
       1,000,000  6.82%, 8/23/2005                1,000,860
       2,000,000  6.85%, 8/22/2005                2,005,460
       1,920,964  7.25%, 2/25/2017, REMIC         1,932,567
         587,066  7.25%, 1/25/2019, REMIC           589,379
       4,042,000  7.25%, 1/17/2021, REMIC         4,098,184
----------------------------------------------------------------------
                  Total                          18,790,925
----------------------------------------------------------------------
TOTAL GOVERNMENT AGENCIES
 (IDENTIFIED COST $32,536,118)                   32,509,658
----------------------------------------------------------------------
U.S. TREASURY 47.1%
----------------------------------------------------------------------
TREASURY BONDS 17.4%
       8,500,000  6.75%, 8/15/2026                8,268,970
       7,400,000  7.125%, 2/15/2023               7,504,858
       1,150,000  7.50%, 11/15/2016               1,212,709
       2,000,000  8.125%, 8/15/2019               2,250,180
       3,500,000  8.875%, 8/15/2017               4,207,840
         100,000  12.75%, 11/15/2010                138,105
----------------------------------------------------------------------
                  Total                          23,582,662
----------------------------------------------------------------------
TREASURY NOTES 29.7%
      16,000,000  5.875%, 3/31/1999              15,930,560
         750,000  6.125%, 12/31/2001                739,178
      15,500,000  6.75%, 5/31/1999               15,662,130
       7,650,000  7.75%, 11/30/1999               7,904,057
----------------------------------------------------------------------
                  Total                          40,235,925
----------------------------------------------------------------------
TOTAL U.S. TREASURY (IDENTIFIED COST
$63,796,243)                                     63,818,587
----------------------------------------------------------------------
SHORT-TERM INVESTMENTS 0.0%
----------------------------------------------------------------------
TELEPHONE 0.0%
          25,000  NYNEX Corp., 5.62%,
                    6/2/1997                         24,996
----------------------------------------------------------------------
TOTAL COMMERCIAL PAPER (AT AMORTIZED COST)           24,996
----------------------------------------------------------------------
MUTUAL FUNDS 0.4%
         579,931  Flex Funds (AT AMORTIZED
                    COST)                           579,931
----------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST
$133,621,009)                                  $133,394,863
----------------------------------------------------------------------

                  (See Notes to the Portfolios of Investments)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
THE STELLAR FUND   May 31, 1997 (unaudited)

----------------------------------------------------------------------
----------------------------------------------------------------------
SHARES                                                VALUE
----------------------------------------------------------------------
----------------------------------------------------------------------


U.S. EQUITIES 20.3%
----------------------------------------------------------------------
BASIC INDUSTRY 2.4%
----------------------------------------------------------------------
AIRLINES 0.1%
           1,800  UAL Corp.                        $140,400
----------------------------------------------------------------------
CHEMICALS 0.5%
           3,000  Dow Chemical Co.                  250,125
          12,400  Lyondell Petrochemical Co.        272,800
----------------------------------------------------------------------
                  Total                             522,925
----------------------------------------------------------------------
INDUSTRIAL 0.2%
           2,400  Du Pont (E.I.) de Nemours &
                    Co.                             261,300
----------------------------------------------------------------------
MANUFACTURING 0.2%
           5,250  Parker-Hannifin Corp.             276,281
----------------------------------------------------------------------
METALS & MINING 0.9%
           9,800  AGCO Corp.                        312,375
           3,600  Aluminum Co. of America           265,050
           3,500  Caterpillar, Inc.                 341,687
           8,000  Coeur d'Alene Mines Corp.,
                    Rights                          109,000
----------------------------------------------------------------------
                  Total                           1,028,112
----------------------------------------------------------------------
PAPER 0.3%
           7,000  International Paper Co.           336,000
----------------------------------------------------------------------
STEEL 0.2%
           5,600  AK Steel Holding Corp.            217,700
----------------------------------------------------------------------
TOTAL BASIC INDUSTRY                              2,782,718
----------------------------------------------------------------------
CAPITAL GOODS 2.8%
----------------------------------------------------------------------
AEROSPACE 0.2%
           2,500  Boeing Co.                        263,125
----------------------------------------------------------------------
ELECTRONICS 1.4%
           5,400  Emerson Electric Co.              291,600
           9,000  Intel Corp.                     1,363,500
----------------------------------------------------------------------
                  Total                           1,655,100
----------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT 1.2%
          16,600  (a) Cisco Systems, Inc.         1,124,650
           5,300  Hewlett-Packard Co.               272,950
----------------------------------------------------------------------
                  Total                           1,397,600
----------------------------------------------------------------------
TOTAL CAPITAL GOODS                               3,315,825
----------------------------------------------------------------------
CONSUMER CYCLICAL 3.0%
----------------------------------------------------------------------
AUTOMOTIVE & RELATED 0.5%
          14,000  Johnson Controls, Inc.            593,250
----------------------------------------------------------------------
ENTERTAINMENT & LEISURE 0.2%
           8,000  Callaway Golf Co.                 258,000
----------------------------------------------------------------------
RETAILING 1.5%
           8,100  Gap (The), Inc.                   277,425
          20,000  (a)General Nutrition Cos.,
                    Inc.                            465,000
           3,400  (a)Kohl's Corp.                   183,175
          40,000  Roberds, Inc.                     205,000
           8,122  (a)Safeway, Inc.                  365,490
           8,400  Wal-Mart Stores, Inc.             249,900
----------------------------------------------------------------------
                  Total                           1,745,990
----------------------------------------------------------------------
TRANSPORTATION 0.8%
          10,000  Comair Holdings, Inc.             260,000
          26,600  (a)Genesee & Wyoming, Inc.,
                    Class A                         704,900
----------------------------------------------------------------------
                  Total                             964,900
----------------------------------------------------------------------
TOTAL CONSUMER CYCLICAL                           3,562,140
----------------------------------------------------------------------
----------------------------------------------------------------------
----------------------------------------------------------------------
SHARES                                                VALUE
----------------------------------------------------------------------
----------------------------------------------------------------------

CONSUMER STAPLES 1.9%
----------------------------------------------------------------------
FOOD & BEVERAGE 0.4%
           3,500  Sara Lee Corp.                   $143,062
           9,000  Sysco Corp.                       313,875
----------------------------------------------------------------------
                                                    456,937
----------------------------------------------------------------------
HOUSEHOLD 0.8%
           1,500  Gillette Co.                      133,312
           6,000  Procter & Gamble Co.              827,250
----------------------------------------------------------------------
                  Total                             960,562
----------------------------------------------------------------------
TOBACCO 0.7%
          20,000  Philip Morris Cos., Inc.          880,000
----------------------------------------------------------------------
TOTAL CONSUMER STAPLES                            2,297,499
----------------------------------------------------------------------
ENERGY 2.6%
----------------------------------------------------------------------
DOMESTIC OIL 0.6%
           5,800  BJ Services Co.                   320,450
           3,200  Texaco, Inc.                      349,200
----------------------------------------------------------------------
                  Total                             669,650
----------------------------------------------------------------------
ENERGY EXPLORATION 0.4%
           3,500  Halliburton Co.                   270,812
           5,000  Noble Affiliates, Inc.            210,625
----------------------------------------------------------------------
                  Total                             481,437
----------------------------------------------------------------------
INTERNATIONAL OIL 1.1%
           1,170  Global Marine, Inc.                26,325
           9,300  Mobil Corp.                     1,300,837
----------------------------------------------------------------------
                  Total                           1,327,162
----------------------------------------------------------------------
NATURAL GAS 0.5%
          13,000  Coastal Corp.                     651,625
----------------------------------------------------------------------
TOTAL ENERGY                                      3,129,874
----------------------------------------------------------------------
EQUITY MUTUAL FUNDS 1.4%
----------------------------------------------------------------------
         100,000  (a)Gateway Trust                1,645,000
----------------------------------------------------------------------
TOTAL EQUITY MUTUAL FUNDS                         1,645,000
----------------------------------------------------------------------
FINANCE 2.1%
----------------------------------------------------------------------
BANKS & SAVINGS INSTITUTIONS 0.5%
           2,658  Citicorp                          304,009
           3,200  First Union Corp.                 274,800
----------------------------------------------------------------------
                  Total                             578,809
----------------------------------------------------------------------
INSURANCE 0.6%
           5,000  American International
                    Group, Inc.                     676,875
----------------------------------------------------------------------
OTHER FINANCE 1.0%
           3,400  American Express Co.              236,300
           8,400  Dean Witter, Discover & Co.       346,500
           2,600  First USA, Inc.                   128,700
           4,000  Merrill Lynch & Co., Inc.         424,000
----------------------------------------------------------------------
                  Total                           1,135,500
----------------------------------------------------------------------
TOTAL FINANCE                                     2,391,184
----------------------------------------------------------------------
HEALTH CARE 2.3%
----------------------------------------------------------------------
BIOPHARMACEUTICALS 0.2%
           3,500  (a)Amgen, Inc.                    234,062
----------------------------------------------------------------------
HOSPITAL MANAGEMENT 0.8%
          17,000  Columbia/HCA Healthcare
                    Corp.                           622,625
           8,000  Quorum Health Group, Inc.         283,000
              55  Transitional Hospitals
                    Corp.                               873
----------------------------------------------------------------------
                  Total                             906,498
----------------------------------------------------------------------

                  (See Notes to the Portfolios of Investments)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
THE STELLAR FUND   (Continued)

----------------------------------------------------------------------
----------------------------------------------------------------------
SHARES                                                VALUE
----------------------------------------------------------------------
----------------------------------------------------------------------

HOSPITAL SUPPLIES 0.2%
           5,000  Johnson & Johnson                $299,375
----------------------------------------------------------------------
PHARMACEUTICALS 1.1%
           3,900  American Home Products
                    Corp.                           297,375
           6,000  Bristol-Myers Squibb Co.          440,250
           6,000  Merck & Co., Inc.                 539,250
----------------------------------------------------------------------
                  Total                           1,276,875
----------------------------------------------------------------------
TOTAL HEALTH CARE                                 2,716,810
----------------------------------------------------------------------
MISCELLANEOUS 0.2%
----------------------------------------------------------------------
DIVERSIFIED 0.2%
           3,500  Allied-Signal, Inc.               268,625
----------------------------------------------------------------------
UTILITIES 1.6%
----------------------------------------------------------------------
ELECTRIC 1.0%
          10,000  Duke Power Co.                    450,000
           4,200  GPU, Inc.                         147,000
          25,000  Southern Co.                      531,250
----------------------------------------------------------------------
                  Total                           1,128,250
----------------------------------------------------------------------
TELECOMMUNICATIONS 0.6%
           4,500  Cincinnati Bell, Inc.             276,750
           5,600  GTE Corp.                         247,100
           4,022  SBC Communications, Inc.          235,287
----------------------------------------------------------------------
                  Total                             759,137
----------------------------------------------------------------------
TOTAL UTILITIES                                   1,887,387
----------------------------------------------------------------------
TOTAL U.S. EQUITIES (IDENTIFIED COST
$16,744,586)                                     23,997,062
----------------------------------------------------------------------
INTERNATIONAL SECURITIES 20.3%
----------------------------------------------------------------------
INTERNATIONAL EQUITIES 18.6%
----------------------------------------------------------------------
AUSTRALIA 2.5%
          30,000  National Australia Bank,
                    Ltd.                          2,145,000
          40,000  News Corp., Ltd.                  710,000
          10,000  News Corp., Ltd. ADR              147,500
----------------------------------------------------------------------
TOTAL AUSTRALIA                                   3,002,500
----------------------------------------------------------------------
CANADA 2.3%
          40,000  Alcan Aluminum, Ltd.            1,435,000
          45,000  Canadian Pacific Ltd.           1,192,500
           2,500  Seagram Co. Ltd.                  100,625
----------------------------------------------------------------------
TOTAL CANADA                                      2,728,125
----------------------------------------------------------------------
DENMARK 1.4%
          30,000  Novo-Nordisk AS                 1,646,250
----------------------------------------------------------------------
FRANCE 1.5%
          10,000  Rhone-Poulenc Rorer, Inc.         752,500
          35,000  Thomson CSF                       999,306
----------------------------------------------------------------------
TOTAL FRANCE                                      1,751,806
----------------------------------------------------------------------
GERMANY 1.0%
          15,000  Daimler Benz A.G.               1,186,875
----------------------------------------------------------------------
GREAT BRITAIN 3.6%
          12,000  (b)British Petroleum Co.
                    PLC                           1,738,500
          50,000  Cable & Wireless Ltd.           1,256,250
           5,000  Smithkline Beecham Corp.
                    PLC                             437,500
          20,000  (a)Vodafone Group PLC             892,500
----------------------------------------------------------------------
TOTAL GREAT BRITAIN                               4,324,750
----------------------------------------------------------------------
HOLLAND 0.2%
           1,500  Royal Dutch Petroleum Co.         292,875
----------------------------------------------------------------------
ITALY 0.5%
          10,000  Luxottica Group SPA               642,500
----------------------------------------------------------------------

----------------------------------------------------------------------
----------------------------------------------------------------------
SHARES                                                VALUE
----------------------------------------------------------------------
----------------------------------------------------------------------

JAPAN 1.8%
          10,000  Hitachi Ltd.                   $1,085,000
          45,000  Pioneer Electronic Corp         1,057,500
----------------------------------------------------------------------
TOTAL JAPAN                                       2,142,500
----------------------------------------------------------------------
NORWAY 0.9%
          20,000  Norsk Hydro AS                  1,015,000
----------------------------------------------------------------------
SPAIN 1.8%
          50,000  Repsol SA                       2,106,250
----------------------------------------------------------------------
SWEDEN 1.1%
          45,000  Volvo Aktiebolaget              1,248,750
          45,000  Volvo Aktiebolaget, Rights         11,250
----------------------------------------------------------------------
TOTAL SWEDEN                                      1,260,000
----------------------------------------------------------------------
TOTAL INTERNATIONAL EQUITIES                     22,099,431
----------------------------------------------------------------------
CLOSED-END INVESTMENT COMPANIES 1.7%
          30,000  Chile Fund, Inc.                  765,000
          62,500  Kleinwort Benson Australian
                    Income Fund                     562,500
          38,010  Mexico Fund                       641,419
----------------------------------------------------------------------
TOTAL CLOSED-END INVESTMENT COMPANIES             1,968,919
----------------------------------------------------------------------
TOTAL INTERNATIONAL SECURITIES
 (IDENTIFIED COST $18,256,265)                   24,068,350
----------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS 18.2%
           1,251  (a)Arden Realty Group, Inc.        32,370
          38,000  Avalon Properties, Inc.         1,045,000
          20,000  Bay Apartment Communities,
                    Inc.                            705,000
          20,000  Cali Realty Corp.                 592,500
          30,500  Camden Property Trust             895,937
          31,300  CenterPoint Properties
                    Corp.                           939,000
          34,400  Federal Realty Investment
                    Trust                           898,700
          14,000  Glimcher Realty Trust             280,000
          26,400  Highwoods Properties, Inc.        798,600
          25,250  Kimco Realty Corp.                795,375
          39,500  LTC Properties, Inc.              701,125
          26,600  Liberty Property Trust            638,400
          50,000  Manufactured Home
                    Communities, Inc.             1,100,000
          15,000  Meditrust                         553,125
          12,000  New Plan Realty Trust             264,000
          32,100  Omega Healthcare Investors      1,051,275
          25,000  Post Properties, Inc.             993,750
          40,000  RFS Hotel Investors, Inc.         745,000
          45,000  Security Central Pacific
                    Trust                         1,001,250
          25,080  Simon DeBartolo Group, Inc.       758,670
          71,500  Sizeler Property
                    Investment, Inc.                723,938
          37,500  Starwood Lodging Trust          1,396,875
          40,000  Storage Trust Realty            1,000,000
          19,840  Storage USA, Inc.                 756,400
          31,800  Summit Properties, Inc.           639,975
          22,000  Sun Communities, Inc.             717,750
          22,500  Weingarten Realty Investors       964,688
          46,800  Winston Hotels, Inc.              614,250
----------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
 (IDENTIFIED COST $15,697,421)                   21,602,953
----------------------------------------------------------------------
FIXED INCOME OBLIGATIONS 19.3%
----------------------------------------------------------------------
CLOSED-END INVESTMENT COMPANIES 0.5%
          50,000  First Commonwealth Fund
                    Inc.                            587,500
----------------------------------------------------------------------

                  (See Notes to the Portfolios of Investments)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
THE STELLAR FUND   (Continued)

----------------------------------------------------------------------
----------------------------------------------------------------------
SHARES OR PRINCIPAL AMOUNT                            VALUE
----------------------------------------------------------------------
----------------------------------------------------------------------
ENERGY 1.0%
        $250,000  Ashland, Inc., 7.90%,
                    8/5/2006                        259,417
         800,000  Occidental Petroleum Corp.,
                    8.50%, 11/9/2001                840,464
----------------------------------------------------------------------
                  Total                           1,099,881
----------------------------------------------------------------------
FINANCE 1.3%
         500,000  Citicorp, 8.625%, 12/1/2002       536,795
         250,000  International Lease Finance
                    Corp., 6.25%, 10/15/2000        245,895
         250,000  International Lease Finance
                    Corp., 8.375%, 12/15/2004       268,385
         400,000  Meditrust, 7.82%, 9/10/2026       410,824
         500,000  United Dominion Realty
                    Trust, Inc., 7.95%,
                    7/12/2006                       519,725
----------------------------------------------------------------------
           Total                                  1,981,624
----------------------------------------------------------------------
FOREIGN 0.4%
         500,000  Alcan Aluminum, Ltd.,
                    9.20%,
                    3/15/2001                       511,970
----------------------------------------------------------------------
HEALTHCARE 0.6%
         250,000  Columbia HCA Healthcare
                    Corp., 6.125%, 12/15/2000       244,327
         500,000  Columbia HCA Healthcare
                    Corp., 6.91%, 6/15/2005         489,910
----------------------------------------------------------------------
                  Total                             734,237
----------------------------------------------------------------------
INDUSTRIAL 1.3%
         225,919  Dow Chemical Co., 7.60%,
                    1/2/2002                        229,810
       1,000,000  TransCanada Pipelines Ltd.,
                    9.125%, 4/20/2006             1,117,010
         200,000  TransCanada Pipelines Ltd.,
                    9.875%, 1/1/2021                246,868
----------------------------------------------------------------------
                  Total                           1,593,688
----------------------------------------------------------------------
PAPER 0.0%
          30,000  International Paper Co.,
                    7.625%,
                    1/15/2007                        30,726
----------------------------------------------------------------------
TOBACCO 0.1%
          70,000  Philip Morris Cos., Inc.,
                    6.375%,
                    1/15/1998                        70,172
----------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES 5.3%
       1,500,000  Federal Home Loan Mortgage
                    Corp., 6.50%, 2/15/2023       1,453,725
         740,465  Federal Home Loan Mortgage
                    Corp., 7.00%, 9/17/2031         715,015
       1,000,000  Federal National Mortgage
                    Association, 5.50%,
                    3/25/2014                       994,290
         761,365  Federal National Mortgage
                    Association, 6.00%,
                    7/25/2012                       760,451
         500,000  Federal National Mortgage
                    Association, 6.14%,
                    11/25/2005                      478,395
         225,000  Federal National Mortgage
                    Association, 6.54%,
                    10/3/2005                       221,211
         250,000  Federal National Mortgage
                    Association, 6.85%,
                    8/22/2005                       250,682
         851,000  Federal National Mortgage
                    Association, 7.25%,
                    1/17/2021                       862,829
         500,000  Federal National Mortgage
                    Association, 9.50%,
                    6/25/2020                       535,630
----------------------------------------------------------------------
                  Total                           6,272,228
----------------------------------------------------------------------

----------------------------------------------------------------------
----------------------------------------------------------------------
SHARES OR PRINCIPAL AMOUNT                            VALUE
----------------------------------------------------------------------
----------------------------------------------------------------------
U.S. TREASURY SECURITIES 8.4%
        $850,000  U.S. Treasury Bonds, 6.75%,
                    8/15/2026                      $826,897
       1,150,000  U.S. Treasury Bonds, 7.50%,
                    11/15/2016                    1,212,710
         250,000  U.S. Treasury Bonds,
                    8.125%,
                    8/15/2019                       281,273
       1,750,000  U.S. Treasury Bonds,
                    8.875%,
                    8/15/2017                     2,103,920
         100,000  U.S. Treasury Bonds,
                    12.75%,
                    11/15/2010                      138,105
       2,250,000  U.S. Treasury Notes,
                    5.875%,
                    3/31/1999                     2,240,235
       2,300,000  U.S. Treasury Notes, 6.75%,
                    5/31/1999                     2,324,058
         750,000  U.S. Treasury Notes, 7.75%,
                    11/30/1999                      774,908
----------------------------------------------------------------------
                  Total                           9,902,106
----------------------------------------------------------------------
UTILITY 0.4%
         500,000  Georgia Power Co., 6.625%,
                    4/1/2003                        488,110
----------------------------------------------------------------------
TOTAL FIXED INCOME OBLIGATIONS
 (IDENTIFIED COST $23,272,242)                   23,272,242
----------------------------------------------------------------------
CASH EQUIVALENTS 12.6%
----------------------------------------------------------------------
ENERGY 1.7%
       2,000,000  Occidental Petroleum Corp.,
                    9.50%, 8/15/1997              2,018,420
----------------------------------------------------------------------
FINANCE 3.8%
       1,000,000  (c)General Electric Capital
                    Corp., 5.56%, 8/11/1997       1,000,270
       1,255,000  International Lease Finance
                    Corp., 6.25%, 6/15/1998       1,258,313
         100,000  Lehman Brothers Holdings,
                    Inc., 6.375%, 6/1/1998          100,203
       2,000,000  Lehman Brothers Holdings,
                    Inc., 6.375%, 6/1/1998        2,003,640
          85,000  NationsBank Corp., 6.625%,
                    1/15/1998                        85,507
----------------------------------------------------------------------
                  Total                           4,447,933
----------------------------------------------------------------------
INDUSTRIAL 0.4%
         500,000  Du Pont (E.I.) de Nemours &
                    Co., 8.65%, 12/1/1997           507,645
----------------------------------------------------------------------
TELECOMMUNICATIONS 0.3%
         315,000  GTE Corp., 8.85%, 3/1/1998        321,817
----------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES 6.4%
         559,050  Federal Home Loan Mortgage
                    Corp., 5.50%, 5/1/1998          555,595
         531,195  Federal Home Loan Mortgage
                    Corp., 5.50%, 10/15/2002        530,786
       1,275,000  Federal National Mortgage
                    Association, 5.50%,
                    2/16/2001                     1,227,595
         467,007  Federal National Mortgage
                    Association, 6.25%,
                    2/25/2004                       466,461
         144,515  Federal National Mortgage
                    Association, 7.00%,
                    7/25/2017                       144,311
         195,689  Federal National Mortgage
                    Association, 7.25%,
                    1/25/2019                       196,460
           4,143  Government National
                    Mortgage Association,
                    9.00%, 6/15/1998                  4,196

                  (See Notes to the Portfolios of Investments)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
THE STELLAR FUND   (Continued)


----------------------------------------------------------------------
----------------------------------------------------------------------
PRINCIPAL AMOUNT                                      VALUE
----------------------------------------------------------------------
----------------------------------------------------------------------

      $4,500,000  Student Loan Marketing
                    Association, Floating
                    Rate
                    Notes, 5.50%-5.66%,
                    1/21/1998-8/2/1999           $4,501,025
----------------------------------------------------------------------
                  Total                           7,626,429
----------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
 (IDENTIFIED COST $15,011,123)                   14,922,244
----------------------------------------------------------------------
MUTUAL FUND SHARES 6.4%
       3,087,286  Flex Funds                      3,087,286
       4,500,000  Government Money Market
                    Fund                          4,500,000
----------------------------------------------------------------------
TOTAL MUTUAL FUNDS (AT NET ASSET VALUE)           7,587,286
----------------------------------------------------------------------

----------------------------------------------------------------------
----------------------------------------------------------------------
PRINCIPAL AMOUNT                                      VALUE
----------------------------------------------------------------------
----------------------------------------------------------------------

(D) COMMERCIAL PAPER 2.0%
----------------------------------------------------------------------
TELECOMMUNICATION 2.0%
      $2,332,000  NYNEX Corp. (at amortized
                    cost)                        $2,331,637
----------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST
$99,089,708)                                   $117,781,774
----------------------------------------------------------------------

--------------------------------------------------------------------------------
  Notes to Portfolios of Investments

      (a)  Non-income producing security.
      (b)  Includes securities held in a segregated account to cover written option contracts.
      (c)  Current rate and next reset date shown.
      (d)  Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.
      (e)  Denotes when-issued security.

The following acronyms are used throughout these portfolios:

ADR--American Depository Receipt                      PC--Participation Certificate
CP--Commercial Paper                                  PLC--Public Limited Company
GTD--Guaranteed                                       REIT--Real Estate Investment Trust
LP--Limited Partnership                               REMIC--Real Estate Mortgage Investment Conduit
LTD--Limited                                          SA--Support Agreement

                                                                  Net
                                                              Unrealized       Gross         Gross
                                                 Cost of     Appreciation/   Unrealized   Unrealized
                                               Investments   (Depreciation) Appreciation  Depreciation
                                                   for       for                for       for Federal
                                               Federal Tax    Federal Tax   Federal Tax       Tax       Total Net
                 Star Funds                      Purposes      Purposes       Purposes     Purposes      Assets*
Star Capital Appreciation Fund                  $63,258,957   $11,251,956    $12,738,842   $1,486,886  $73,783,847
Star Growth Equity Fund                         $98,354,100   $26,637,559    $27,092,846   $ 455,287   $125,506,003
Star Relative Value Fund                       1$85,108,836   $109,060,505  1$09,570,962   $ 510,457   $294,965,418
Star Strategic Income Fund                     1$33,340,689   $   765,991    $2,643,914    $1,877,923  $136,612,806
Star U.S. Government Income Fund               1$33,775,423   $  (380,560)   $  737,650    $1,118,210  $135,408,009
The Stellar Fund                                $99,256,771   $18,525,003    $19,482,844   $ 957,841   $118,476,332

* The categories of investments are shown as a percentage of net assets at May 31, 1997.

       (See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
 Statements of Assets & Liabilities
MAY 31, 1997 (UNAUDITED)

                                                                                 STAR        STAR
                                                                                CAPITAL     GROWTH
                                                                              APPRECIATION  EQUITY
                                                                                 FUND        FUND
---------------------------------------------------------------------------------------------------------------
ASSETS:
 Total investments in securities, at value                                    $74,510,913  $124,991,659
 Cash                                                                                 291           775
 Income receivable                                                                 67,949       244,697
 Receivable for investments sold                                                    --        1,870,527
 Receivable for Fund shares sold                                                    9,564       148,221
 Deferred expenses                                                                  3,340        11,120
---------------------------------------------------------------------------------------------------------------
   Total assets                                                                74,592,057   127,266,999
---------------------------------------------------------------------------------------------------------------
LIABILITIES:
 Payable for investments purchased                                                788,000     1,701,723
 Payable for Fund shares redeemed                                                   --              275
 Options written, at value                                                          --           32,025(a)
 Income distribution payable                                                        --            --
 Accrued expenses                                                                  20,210        26,973
---------------------------------------------------------------------------------------------------------------
   Total liabilities                                                              808,210     1,760,996
---------------------------------------------------------------------------------------------------------------
NET ASSETS:
 Paid in capital                                                               60,236,042    94,005,107
 Net unrealized appreciation (depreciation) of investments and options         11,251,956    26,640,026
 Accumulated net realized gain (loss) on investments and options                2,366,342     4,614,252
 Undistributed net investment income (Distributions in excess of net
   investment income)                                                               --          246,618
 Net operating loss                                                               (70,493)        --
---------------------------------------------------------------------------------------------------------------
   Total Net Assets                                                           $73,783,847  $125,506,003
---------------------------------------------------------------------------------------------------------------
NET ASSETS:                                                                   $73,783,847  $125,506,003
                                                                                    --            --
---------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING:                                                             5,637,735     8,128,156
                                                                                    --            --
---------------------------------------------------------------------------------------------------------------
   Total shares outstanding                                                     5,637,735     8,128,156
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:                                                                   $13.09        $15.44
                                                                                    --           --
---------------------------------------------------------------------------------------------------------------
OFFERING PRICE PER SHARE+:                                                         $13.71*       $15.44
                                                                                    --          --
---------------------------------------------------------------------------------------------------------------
REDEMPTION PROCEEDS PER SHARE+:                                                    $13.09        $14.67***
                                                                                    --          --
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Investments, at identified cost                                               $63,258,957   $98,354,100
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Investments, at tax cost                                                      $63,258,957   $98,354,100
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

 (a) Premium received $34,491.
 (b) Premium received $132,381.
 (c) Premium received $24,874.
 (d) Represents Trust Shares of The Stellar Fund. The other Funds do not have class designations.
 (e) Represents Investment Shares of The Stellar Fund. The other Funds do not have class designations.
  * Computation of Offering price: 100/95.5 of net asset value.
 ** Computation of Offering price: 100/96 of net asset value.
 *** Computation of Offering price: 100/96.5 of net asset value.
**** Computation of Redemption Proceeds: 95/100 of net asset value.
   See "What Shares Cost" in the prospectus.
 See "Contingent Deferred Sales Charge" in the prospectus.

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
 Statements of Operations
SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)

                                                                                 STAR        STAR
                                                                                CAPITAL     GROWTH
                                                                              APPRECIATION  EQUITY
                                                                                 FUND        FUND
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest income                                                                $310,643    $117,997
 Dividend income                                                                  98,905   1,000,571
---------------------------------------------------------------------------------------------------------------
   Total income                                                                  409,548   1,118,568
---------------------------------------------------------------------------------------------------------------
EXPENSES:
 Investment advisory fee                                                         356,189     403,492
 Administrative personnel and services fee                                        33,696      50,470
 Custodian fees                                                                    9,373      13,450
 Transfer and dividend disbursing agent fees and expenses                         15,972      39,719
 Directors'+Trustees' fees                                                        --          --
 Auditing fees                                                                     6,002       8,043
 Legal fees                                                                       --             683
 Portfolio accounting fees                                                        22,248      28,940
 Distribution services fee                                                        --          --
 Shareholder services fee                                                         18,747      26,900
 Share registration costs                                                          5,528      14,047
 Printing and postage                                                             10,034       6,053
 Insurance premiums                                                                1,062         983
 Miscellaneous                                                                     1,190       3,233
---------------------------------------------------------------------------------------------------------------
   Total expenses                                                                480,041     596,013
---------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME (OPERATING LOSS)                                       (70,493)    522,555
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS:
Net realized gain (loss) on investments and options                            3,053,670   4,668,552
Net change in unrealized appreciation (depreciation) on investments and
options                                                                          (43,959) 11,481,156
---------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS             3,009,711  16,149,708
---------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                $2,939,218 $16,672,263
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

(a) Represents distribution services fee for the Investment Shares.
(b) Represents shareholders services fees of $16,724 and $12,486 for Trust Shares and Investment Shares, respectively.

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------

                                            STAR
              STAR           STAR           U.S.
            RELATIVE       STRATEGIC     GOVERNMENT        THE
              VALUE          INCOME        INCOME         STELLAR
               FUND           FUND          FUND           FUND
------------------------------------------------------------------------
           $294,169,341   $134,106,680   $133,394,863   $117,781,774
                  3,033         49,330            181        --
                764,965      1,628,342      2,406,006        786,798
                   --        2,660,717      7,398,101          9,703
                 71,786         65,397          --             8,051
                   --           10,678          4,212         --
------------------------------------------------------------------------
            295,009,125    138,521,144    143,203,363    118,586,326
------------------------------------------------------------------------
                --           1,722,587      7,598,626         --
                --               --             --            15,171
                --             178,633(b)       --            33,750(c)
                --               --           175,185         --
               43,707            7,118         21,543         61,073
------------------------------------------------------------------------
               43,707        1,908,338      7,795,354        109,994
------------------------------------------------------------------------
          179,774,553      137,481,804    138,730,756     93,885,063
          109,060,505          740,136       (226,146)    18,683,191
            5,394,525       (1,438,705)    (3,125,384)     5,566,736
              735,835         (170,429)        28,783        341,342
               --                --             --            --
------------------------------------------------------------------------
         $294,965,418     $136,612,806   $135,408,009   $118,476,332
------------------------------------------------------------------------
         $294,965,418     $136,612,806   $135,408,009    $68,399,019(d)
               --                --             --       $50,077,313(e)
------------------------------------------------------------------------
           14,141,801       13,319,697     14,190,745      5,026,830(d)
               --                --             --         3,680,986(e)
------------------------------------------------------------------------
           14,141,801       13,319,697     14,190,745      8,707,816
------------------------------------------------------------------------
------------------------------------------------------------------------
               $20.86           $10.26          $9.54         $13.61(d)
                --               --             --            $13.60(e)
------------------------------------------------------------------------
               $21.84*          $10.26          $9.89***      $13.61(d)
                --               --             --            $14.24(e)*
------------------------------------------------------------------------
               $20.86            $9.75***      $9.54          $13.61(d)
                --               --             --            $13.60(e)
------------------------------------------------------------------------
------------------------------------------------------------------------
         $185,108,836     $133,320,292  $133,621,009     $99,089,708
------------------------------------------------------------------------
------------------------------------------------------------------------
         $185,108,836     $133,340,689  $133,775,423     $99,256,771
------------------------------------------------------------------------
------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            STAR
              STAR           STAR           U.S.
            RELATIVE       STRATEGIC     GOVERNMENT        THE
              VALUE          INCOME        INCOME         STELLAR
               FUND           FUND          FUND           FUND
------------------------------------------------------------------------
             $213,322     $3,161,148     $4,644,744     $1,077,708
            3,154,429      1,797,739         --          1,488,394
------------------------------------------------------------------------
            3,367,751      4,958,887      4,644,744      2,566,102
------------------------------------------------------------------------
              976,114        579,822        409,398        554,997
              122,121         57,290         64,080         54,864
               32,537         15,258         17,058         14,605
               48,759         32,868         23,665         64,213
                2,712            910          1,346          1,703
                9,352          7,094          8,462          9,101
                3,094          1,793            554          2,036
               35,117         29,250         30,266         37,324
                  --            --              --          62,435(a)
               65,074         30,517         34,116         29,210(b)
               13,941          8,597         13,734          4,906
               10,234          6,153          7,767          7,125
                2,783          1,177          2,194          3,175
                1,434          2,159          3,082          2,028
------------------------------------------------------------------------
            1,323,272        772,888        615,722        847,722
------------------------------------------------------------------------
            2,044,479      4,185,999      4,029,022      1,718,380
------------------------------------------------------------------------
            5,394,967       (163,296)      (418,602)     5,503,079
           39,381,780     (2,171,900)    (3,625,218)    (1,086,899)
------------------------------------------------------------------------
           44,776,747     (2,335,196)    (4,043,820)     4,416,180
------------------------------------------------------------------------
          $46,821,226     $1,850,803       $(14,798)    $6,134,560
------------------------------------------------------------------------


--------------------------------------------------------------------------------
  Statements of Changes In Net Assets

[CAPTION]

                                                              STAR                       STAR
                                                             CAPITAL                    GROWTH
                                                          APPRECIATION                  EQUITY
                                                              FUND                       FUND
                                                    SIX MONTHS                 SIX MONTHS
                                                       ENDED         YEAR         ENDED         YEAR
                                                      MAY 31,       ENDED        MAY 31,       ENDED
                                                       1997      NOVEMBER 30,     1997      NOVEMBER 30,
                                                    (UNAUDITED)      1996      (UNAUDITED)      1996
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS--
Net investment income (operating loss)                ($70,493)    ($167,843)     $522,555     $794,667
Net realized gain (loss) on investments and
 options                                             3,053,670      (659,396)    4,668,552    5,752,898
Net change in net unrealized
 appreciation/depreciation of investments and
 options                                               (43,959)    6,695,619    11,481,156    9,454,543
--------------------------------------------------------------------------------------------------------
 Change in net assets resulting from operations      2,939,218     5,868,380    16,672,263   16,002,108
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income               --            --          (465,001)    (700,531)
 Distributions from net realized gain on
 investments and options                                --        (1,408,024)   (5,807,119)  (2,544,369)
--------------------------------------------------------------------------------------------------------
 Change in net assets from distributions to
   shareholders                                         --        (1,408,024)   (6,272,120)  (3,244,900)
--------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Proceeds from sales of shares                        4,436,209    31,488,956    36,287,077   34,897,506
Net assets value of shares issued to shareholders
 in payment of distributions declared                   --           606,085     4,582,217    2,488,056
Cost of shares redeemed                             (12,754,389) (13,822,232)  (11,074,824) (13,530,374)
--------------------------------------------------------------------------------------------------------
 Change in net assets from share transactions       (8,318,180)   18,272,809    29,794,470   23,855,188
--------------------------------------------------------------------------------------------------------
   Change in net assets                             (5,378,962)   22,733,165    40,194,613   36,612,396
NET ASSETS:
Beginning of period                                 79,162,809    56,429,644    85,311,390   48,698,994
--------------------------------------------------------------------------------------------------------
End of period                                       $73,783,847  $79,162,809   $125,506,003 $85,311,390
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Undistributed net investment income included in
 net assets
 at end of period                                       --            --          $246,618     $189,064
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Net gain (loss) as computed for federal tax
 purposes                                           $3,053,670     ($657,799)   $4,668,552   $5,807,183
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

 (a) Represents income distributions of $948,590 and $646,184 for Trust Shares and Investment Shares, respectively.

(b) Represents gain distributions of $2,461,154 and $1,845,547 for Trust Shares and Investment Shares, respectively.

 (c) Represents income distributions of $1,925,727 and $1,310,474 for Trust Shares and Investment Shares, respectively.

(d) Represents gain distributions of $1,066,240 and $800,304 for Trust Shares and Investment Shares, respectively.

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------

                                                                           STAR
                     STAR                       STAR                       U.S.
                   RELATIVE                   STRATEGIC                 GOVERNMENT                     THE
                     VALUE                     INCOME                     INCOME                     STELLAR
                     FUND                       FUND                       FUND                       FUND

           SIX MONTHS                 SIX MONTHS                 SIX MONTHS                 SIX MONTHS
              ENDED         YEAR         ENDED         YEAR         ENDED         YEAR         ENDED           YEAR
             MAY 31,       ENDED        MAY 31,       ENDED        MAY 31,       ENDED        MAY 31,         ENDED
              1997      NOVEMBER 30,     1997      NOVEMBER 30,     1997      NOVEMBER 30,     1997        NOVEMBER 30,
           (UNAUDITED)      1996      (UNAUDITED)      1996      (UNAUDITED)      1996      (UNAUDITED)        1996
-----------------------------------------------------------------------------------------------------------------------
            $2,044,479   $2,849,808    $4,185,999   $5,272,079    $4,029,022   $6,885,390    $1,718,380     $3,193,081
             5,394,967    4,395,132      (163,296)  (1,275,409)     (418,602)  (1,134,865)    5,503,079      4,345,528
            39,381,780   38,173,415    (2,171,900)   2,107,201    (3,625,218)     293,860    (1,086,899)    10,205,542
-----------------------------------------------------------------------------------------------------------------------
            46,821,226   45,418,355     1,850,803    6,103,871       (14,798)   6,044,385     6,134,560     17,744,151
-----------------------------------------------------------------------------------------------------------------------
            (1,846,516)  (2,646,694)   (4,642,340)  (5,063,250)   (4,029,022)  (6,869,461)   (1,594,774(a)  (3,236,201)(c)
            (4,395,625)     (82,169)      --            --           --            --        (4,306,701(b)  (1,866,544)(d)
-----------------------------------------------------------------------------------------------------------------------
            (6,242,241)  (2,728,863)   (4,642,340)  (5,063,250)   (4,029,022)  (6,869,461)   (5,901,475)    (5,102,745)
-----------------------------------------------------------------------------------------------------------------------
            50,151,821   57,530,540    33,259,954   72,076,625    15,689,369   63,105,408     8,606,327     19,396,895
             2,464,447      961,791     1,491,858    1,844,849     1,432,422    3,057,540     5,073,254      4,345,134
           (14,073,078) (17,317,728)   (6,122,284) (11,699,941)  (16,543,543) (36,130,736)  (12,578,249)   (32,897,560)
-----------------------------------------------------------------------------------------------------------------------
            38,543,190   41,174,603    28,629,528   62,221,533       578,248   30,032,212     1,101,332     (9,155,531)
-----------------------------------------------------------------------------------------------------------------------
            79,122,175   83,864,095    25,837,991   63,262,154    (3,465,572)  29,207,136     1,334,417      3,485,875
           215,843,243  131,979,148   110,774,815   47,512,661   138,873,581  109,666,445   117,141,915    113,656,040
-----------------------------------------------------------------------------------------------------------------------
           $294,965,418 $215,843,243  $136,612,806 $110,774,815  $135,408,009 $138,873,581  $118,476,332  $117,141,915
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
              $735,835     $537,972       --          $285,912       $28,783       --          $341,342       $217,736
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
            $5,394,967   $4,395,132     ($163,296) ($1,254,679)    ($418,602) ($1,143,487)   $5,503,079     $4,329,998
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  Financial Highlights
STAR FUNDS
(For a share outstanding throughout each period)


                                                                                                               DISTRIBUTIONS
                                   NET        NET REALIZED AND                                                      FROM
                 NET ASSET     INVESTMENT        UNREALIZED                   DISTRIBUTIONS   DISTRIBUTIONS     NET REALIZED
                  VALUE,         INCOME/       GAIN/(LOSS) ON    TOTAL FROM     FROM NET      IN EXCESS OF          GAIN
  YEAR ENDED     BEGINNING     (OPERATING       INVESTMENTS      INVESTMENT    INVESTMENT    NET INVESTMENT    ON INVESTMENTS
 NOVEMBER 30     OF PERIOD        LOSS)         AND OPTIONS      OPERATIONS      INCOME        INCOME (I)       AND OPTIONS
------------------------------------------------------------------------------------------------------------------------------
STAR CAPITAL APPRECIATION FUND
1994(a)            $10.00            --              0.15            0.15            --              --               --
1995               $10.15          0.03              1.72            1.75         (0.04)          (0.00)           (0.04)
1996               $11.82         (0.03)             1.05            1.02            --              --            (0.29)
1997(b)            $12.55         (0.01)             0.55            0.54            --              --               --
STAR GROWTH EQUITY FUND
1995(c)            $10.00          0.24              2.67            2.91         (0.21)             --               --
1996               $12.70          0.17              3.12            3.29         (0.16)             --            (0.66)
1997(b)            $15.17          0.07              1.29            1.36         (0.07)             --            (1.02)
STAR RELATIVE VALUE FUND
1991(d)            $10.00          0.22             (0.66)          (0.44)        (0.13)             --               --
1992                $9.43          0.30              1.12            1.42         (0.33)             --               --
1993               $10.52          0.20              1.30            1.50         (0.22)             --               --
1994               $11.80          0.23             (0.40)          (0.17)        (0.23)             --            (0.04)
1995               $11.36          0.29              3.65            3.94         (0.28)             --               --
1996               $15.02          0.27              4.01            4.28         (0.26)             --            (0.01)
1997(b)            $19.03          0.15              2.21            2.36         (0.15)             --            (0.38)
STAR STRATEGIC INCOME FUND
1995(e)            $10.00          0.69              0.55            1.24         (0.67)             --            (0.04)
1996               $10.53          0.73             (0.04)           0.69         (0.72)             --               --
1997(b)            $10.50          0.35             (0.20)           0.15         (0.39)             --               --
STAR U.S. GOVERNMENT INCOME FUND
1993(f)            $10.00          0.51              0.25            0.76         (0.51)             --               --
1994               $10.25          0.55             (0.90)          (0.35)        (0.55)             --            (0.11)
1995                $9.24          0.60              0.74            1.34         (0.60)             --               --
1996                $9.98          0.57             (0.15)           0.42         (0.57)             --               --
1997(b)             $9.83          0.28             (0.29)          (0.01)        (0.28)             --               --
THE STELLAR FUND
TRUST SHARES
1994(g)            $11.34          0.21             (0.48)          (0.27)        (0.17)             --               --
1995               $10.90          0.38              1.32            1.70         (0.38)             --            (0.05)
1996               $12.17          0.37              1.62            1.99         (0.37)             --            (0.20)
1997(b)            $13.59          0.20              0.51            0.71         (0.19)             --            (0.50)
INVESTMENT SHARES
1991(h)            $10.00          0.05             (0.25)          (0.20)           --              --               --
1992                $9.80          0.29              0.74            1.03         (0.31)             --               --
1993               $10.52          0.24              0.99            1.23         (0.28)          (0.03)           (0.10)
1994               $11.34          0.29             (0.41)          (0.12)        (0.24)             --            (0.08)
1995               $10.90          0.34              1.33            1.67         (0.35)             --            (0.05)
1996               $12.17          0.34              1.62            1.96         (0.34)             --            (0.20)
1997(b)            $13.59          0.18              0.50            0.68         (0.17)             --            (0.50)
------------------------------------------------------------------------------------------------------------------------------

 (a) Reflects operations for the period from June 13, 1994 (date of initial public investment) to November 30, 1994.

 (b) Six months ended May 31, 1997 (unaudited).

 (c) Reflects operations for the period from December 12, 1994 (date of initial public investment) to November 30, 1995.

 (d) Reflects operations for the period from June 5, 1991 (date of initial public investment) to November 30, 1991. For the period from January 31, 1989 (start of business) to June 4, 1991, all income was distributed to the administrator.

 (e) Reflects operations for the period from December 12, 1994 (date of initial public investment) to November 30, 1995.

 (f) Reflects operations for the period from January 5, 1993 (date of initial public investment) to November 30, 1993. For the period from November 23, 1992 (start of business) to January 4, 1993, all income was distributed to the administrator.

 (g) Reflects operations for the period from April 11, 1994 (date of initial public investment) to November 30, 1994. For the period from April 5, 1994 (start of business) to April 10, 1994, all income was distributed to the administrator.

 (h) Reflects operations for the period from October 18, 1991 (date of initial public investment) to November 30, 1991. For the period from July 30, 1991 (start of business) to October 17, 1991, all income was distributed to the administrator.

 (i) Distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These distributions did not represent a return of capital for federal income tax purposes.

 (j) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge if applicable.

 (k) Computed on an annualized basis.

 (l) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(m) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------

DISTRIBUTIONS
IN EXCESS OF                                                 RATIOS TO AVERAGE NET ASSETS
NET REALIZED                                                             NET
   GAIN ON                                                           INVESTMENT     EXPENSE      NET ASSETS,      AVERAGE
 INVESTMENTS                   NET ASSET                               INCOME       WAIVER/          END        COMMISSION
     AND           TOTAL      VALUE, END      TOTAL                  (OPERATING    REIMBURSE-     OF PERIOD        RATE
 OPTIONS (I)   DISTRIBUTIONS   OF PERIOD   RETURN (J)    EXPENSES       LOSS)       MENT (L)    (000 OMITTED)    PAID (M)
----------------------------------------------------------------------------------------------------------------------------
     --               --         $10.15         1.50%        1.58%(k)      0.08%(k)      0.10%(k)     $30,013           --
     --            (0.08)        $11.82        17.35%        1.47%         0.28%         0.01%        $56,430           --
     --            (0.29)        $12.55         8.95%        1.32%        (0.24%)         --          $79,163      $  0.0703
     --               --         $13.09         4.30%        1.28%(k)     (0.19%)(k)      --          $73,784      $  0.0798

     --            (0.21)        $12.70        29.44%        1.17%(k)      2.00%(k)      0.03%(k)     $48,699           --
     --            (0.82)        $15.17        27.34%        1.19%         1.31%          --          $85,311      $  0.0007
     --            (1.09)        $15.44         9.85%        1.11%(k)      0.97%(k)       --         $125,506      $  0.0130

     --            (0.13)         $9.43        (4.31%)       0.40%(k)      4.75%(k)      0.93%(k)     $33,015           --
     --            (0.33)        $10.52        15.39%        0.47%         3.01%         1.00%        $38,154           --
     --            (0.22)        $11.80        14.47%        1.19%         1.79%         0.31%        $49,701           --
     --            (0.27)        $11.36        (1.54%)       1.15%         2.02%          --          $74,094           --
     --            (0.28)        $15.02        35.10%        1.06%         2.17%          --         $131,979           --
     --            (0.27)        $19.03        28.86%        1.04%         1.71%          --         $215,843      $  0.0905
     --            (0.53)        $20.86        12.77%        1.02%(k)      1.57%(k)       --         $294,965      $  0.1016

   (0.00)          (0.71)        $10.53        12.71%        1.47%(k)      7.41%(k)      0.10%(k)     $47,513           --
     --            (0.72)        $10.50         6.99%        1.36%         7.26%          --         $110,775      $  0.0043
     --            (0.39)        $10.26         1.38%        1.27%(k)      6.86%(k)       --         $136,613      $  0.0007

     --            (0.51)        $10.25         7.63%        1.12%(k)      5.55%(k)      0.30%(k)     $44,187           --
     --            (0.66)         $9.24        (3.53%)       0.97%         5.87%         0.03%        $87,924           --
     --            (0.60)         $9.98        14.90%        0.92%         6.23%          --         $109,666           --
     --            (0.57)         $9.83         4.46%        0.92%         5.88%          --         $138,874           --
     --            (0.28)         $9.54        (0.05%)       0.90%(k)      5.90%(k)       --         $135,408           --

     --            (0.17)        $10.90        (1.81%)       1.43%(k)      3.57%(k)        --         $60,822           --
     --            (0.43)        $12.17        15.97%        1.40%         3.23%           --         $64,754           --
     --            (0.57)        $13.59        16.94%        1.39%         2.85%           --         $67,047      $  0.0671
     --            (0.69)        $13.61         5.47%        1.34%(k)      3.05%(k)        --         $68,399      $  0.1081

     --               --          $9.80        (2.00%)       1.44%(k)      5.32%(k)      0.29%(k)     $13,942           --
     --            (0.31)        $10.52        10.68%        1.53%         3.03%         0.33%        $35,544           --
     --            (0.41)        $11.34        11.99         1.45%         1.87%         0.25%        $73,197           --
     --            (0.32)        $10.90        (1.22%)       1.55%         2.32%         0.12%        $50,648           --
     --            (0.40)        $12.17        15.67%        1.65%         2.98%          --          $48,902           --
     --            (0.54)        $13.59        16.64%        1.66%        2.76%           --          $50,094      $  0.0671
     --            (0.67)        $13.60         5.27%        1.59%(k)     2.80%(k)        --          $50,077      $  0.1081
----------------------------------------------------------------------------------------------------------------------------

 PORTFOLIO
 TURNOVER
   RATE
   36%
  144%
  174%
   67%

  171%
   96%
   35%

   38%
   45%
   59%
   30%
   24%
   16%
    8%

  258%
  201%
   57%

  105%
  148%
  236%
  158%
   78%

   79%
  104%
   65%
   34%

   18%
   98%
   87%
   79%
  104%
   65%
   34%
-------------

--------------------------------------------------------------------------------
  Combined Notes to Financial Statements

MAY 31, 1997 (UNAUDITED)

(1) ORGANIZATION

Star Funds (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of nine portfolios. The following portfolios comprise the Trust:

_________________________________PORTFOLIO NAME_________________________________
Star Capital Appreciation Fund
  ("Capital Appreciation Fund")
Star Growth Equity Fund ("Growth Equity Fund")
Star Relative Value Fund ("Relative Value Fund")
Star Strategic Income Fund ("Strategic Income Fund")
Star Tax-Free Money Market Fund
  ("Tax-Free Money Market Fund")
Star Treasury Fund ("Treasury Fund")
Star U.S. Government Income Fund
  ("U.S. Government Income Fund")
The Stellar Fund ("Stellar Fund")
The Stellar Insured Tax-Free Bond Fund
  ("Stellar Tax-Free Bond Fund")*

* Stellar Tax-Free Bond Fund became effective on
 December 24, 1996.

The financial statements of the following portfolios (individually referred to as the "Fund", or collectively as the "Funds") are presented herein along with each Fund's investment objective:

       PORTFOLIO NAME           INVESTMENT OBJECTIVE
-------------------------------------------------------
Capital Appreciation Fund     Maximize capital
                                appreciation.
Growth Equity Fund            Maximize capital
                                appreciation.
Relative                        Value Fund Maximize total return, a combination
                                of income and capital appreciation.
Stellar                         Fund Maximize total return, a combination of
                                dividend income and capital appreciation.
Strategic Income Fund         Generate high current
                                income.
U.S. Government Income Fund   Provide current income.

The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Funds, except Stellar Fund, are offered without class designation. Shares of Stellar Fund are offered in two classes: Trust Shares and Investment Shares.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS

Equity securities traded on a securities exchange and securities traded in the over-the-counter market are valued at the last reported sales price on the day of valuation; other securities for which no sale was reported on that date, are valued at the last quoted bid price. Corporate and municipal bonds, asset backed securities and U.S. government securities are valued using the last quoted bid price as furnished by an independent pricing service. Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

B. REPURCHASE AGREEMENTS

It is the policy of the Funds to require a custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

C. INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code").

D. FEDERAL TAXES

It is each Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal taxes are necessary.

At November 30, 1996, Capital Appreciation Fund, Strategic Income Fund and U.S. Government Income Fund for federal tax purposes, had capital loss carryforwards, as noted below, which will reduce the Funds' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

                                  TOTAL
                                TAX-LOSS
           FUND               CARRYFORWARD
--------------------------------------------
Capital Appreciation Fund         $657,799
Stategic Income Fund             1,254,579
U.S. Government Income Fund      2,551,119
--------------------------------------------

Pursuant to the Code, such capital loss carryforwards will expire as follows:

       CAPITAL APPRECIATION FUND
----------------------------------------
 EXPIRATION YEAR     EXPIRATION AMOUNT
----------------------------------------
2004                       $657,799
----------------------------------------

         STRATEGIC INCOME FUND
----------------------------------------
 EXPIRATION YEAR     EXPIRATION AMOUNT
----------------------------------------
2004                     $1,254,579
----------------------------------------

      U.S. GOVERNMENT INCOME FUND
----------------------------------------
 EXPIRATION YEAR     EXPIRATION AMOUNT
----------------------------------------
2002                     $1,407,632
2004                      1,143,487
----------------------------------------

E. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

F. DEFERRED EXPENSES
The costs incurred by each Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from each Fund's commencement date.

G. OPTION CONTRACTS WRITTEN

Capital Appreciation Fund, Growth Equity Fund, Strategic Income Fund, U.S. Government Income Fund and Stellar Fund, may write "covered" call option contracts. All of the preceding Funds, except U.S. Government Income Fund may also write "covered" put options. A written option obligates the Funds to deliver (a call), or to receive (a put), the contract amount upon exercise by the holder of the option. The principal reason for writing call or put options is to obtain, through receipt of premiums, a greater current return than would be realized on underlying securities alone. By writing call options, the Funds' may forego potential gains on the underlying security. By writing a put option, the Fund risks becoming obligated to purchase the underlying security for more than its current market price upon exercise. Premiums received from writing options are recorded as a liability and an unrealized gain or loss is measured by the difference between the current value and the premium received. For the period ended May 31, 1997, Capital Appreciation Fund, Growth Equity Fund, Strategic Income Fund and Stellar Fund and had realized a gain (loss) on options contracts of ($256,812), $38,183, $55,725 and ($1,734), respectively.

At May 31, 1997, Capital Appreciation Fund and U.S. Government Income Fund had no outstanding options. U.S. Government Income Fund had no option activity for the period ended May 31, 1997.

At May 31, 1997, Growth Equity Fund, Strategic Income Fund and Stellar Fund had the following outstanding options:

                                           GROWTH EQUITY FUND
--------------------------------------------------------------------------------------------------------
                                                               NUMBER          UNREALIZED
                                EXPIRATION      STRIKE           OF           APPRECIATION      MARKET
      ISSUE           TYPE         DATE          PRICE        CONTRACTS      (DEPRECIATION)      VALUE
--------------------------------------------------------------------------------------------------------
S>
Atlantic Richfield
Co.                    Put          7/1/97       $110.00             13             $(682)        $3,900
Conrail                Put          7/1/97        110.00            100             6,474            625
SLMA                   Put         7/15/97         50.00             50            (3,326)        27,500
                                                                            ----------------------------
                                                                  Total             2,466         32,025
                                                                            ----------------------------

--------------------------------------------------------------------------------

                                             STRATEGIC INCOME FUND
---------------------------------------------------------------------------------------------------------------
                                                                       NUMBER          UNREALIZED
                                        EXPIRATION      STRIKE           OF           APPRECIATION     MARKET
         ISSUE               TYPE          DATE          PRICE        CONTRACTS      (DEPRECIATION)     VALUE
---------------------------------------------------------------------------------------------------------------
Atlantic Richfield Co.          Call        6/1/97       $145.00             34           ($1,785)      $10,200
Central & SouthWest
Corp.                           Call        6/1/97         20.00            250           (19,375)       32,813
DTE Energy Co.                  Call       10/1/97         30.00            100             2,250         3,750
Ford Motor Co.                  Call        6/1/97         32.50            100           (45,502)      100,000
Occidental Petroleum
Corp.                            Put       11/1/97         22.50            100               649        18,750
SLMA                             Put        6/1/97        115.00             75            17,511        13,120
                                                                                    ---------------------------
                                                                          Total          ($46,252)     $178,633



                                                 STELLAR FUND
-----------------------------------------------------------------------------------------------------------
                                                               NUMBER           UNREALIZED
                               EXPIRATION     EXERCISE           OF            APPRECIATION       MARKET
     ISSUE          TYPE          DATE          PRICE         CONTRACTS       (DEPRECIATION)       VALUE
-----------------------------------------------------------------------------------------------------------
British
Petroleum              Call       7/18/97       $140.00              50            ($8,875)        $33,750

The following is a summary of the Capital Appreciation
Fund, Growth Equity Fund, Strategic Income Fund, and Stellar Fund options activity:

                                   CAPITAL APPRECIATION FUND
                                  ----------------------------
                                     NUMBER OF
                                     CONTRACTS      PROCEEDS*
                                  ----------------------------
Outstanding at November 30, 1996             0             $0
Contracts opened                           300        223,875
Contracts expired                            0              0
Contracts exercised                          0              0
Contracts closed                          (300)      (223,875)
                                  ----------------------------
Outstanding at May 31, 1997                  0             $0
                                  ----------------------------

                                      GROWTH EQUITY FUND
                                  --------------------------
                                    NUMBER OF
                                    CONTRACTS     PROCEEDS*
                                  --------------------------
Outstanding at November 30, 1996          400      $212,765
Contracts opened                        1,383       280,815
Contracts expired                        (150)      (25,749)
Contracts exercised                         0             0
Contracts closed                       (1,470)     (433,340)
                                  --------------------------
Outstanding at May 31, 1997               163       $34,491
                                  --------------------------

                                    STRATEGIC INCOME FUND
                                  --------------------------
                                    NUMBER OF
                                    CONTRACTS     PROCEEDS*
                                  --------------------------
Outstanding at November 30, 1996          395       $67,863
Contracts opened                        3,694       815,155
Contracts expired                        (390)      (46,008)
Contracts exercised                      (590)     (100,297)
Contracts closed                       (2,250)     (604,332)
                                  --------------------------
Outstanding at May 31, 1997               859      $132,381
                                  --------------------------

                                          STELLAR FUND
                                  ----------------------------
                                     NUMBER OF
                                     CONTRACTS      PROCEEDS*
                                  ----------------------------
Outstanding at November 30, 1996             0             $0
Contracts opened                           780        154,230
Contracts expired                          (30)        (1,734)
Contracts exercised                       (700)      (127,621)
Contracts closed                             0              0
                                  ----------------------------
Outstanding at May 31,1997                  50        $24,875
                                  ----------------------------

*Represents premium received less commissions paid.

H. USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

I. OTHER

Investment transactions are accounted for on the trade date.

--------------------------------------------------------------------------------

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                               CAPITAL APPRECIATION FUND
                            -------------------------------
                             SIX MONTHS
                                ENDED         YEAR ENDED
                               MAY 31,       NOVEMBER 30,
                                1997             1996
                            -------------------------------
Shares sold                      351,209        2,651,433
Shares issued to share-
  holders in payment of
  distributions declared              --           54,406
Shares redeemed               (1,019,673)      (1,172,964)
                            -------------------------------
    Net change resulting
      from Fund share
      transactions              (668,464)       1,532,875
                            -------------------------------

                                  GROWTH EQUITY FUND
                            -------------------------------
                             SIX MONTHS
                                ENDED         YEAR ENDED
                               MAY 31,       NOVEMBER 30,
                                1997             1996
                            -------------------------------
Shares sold                    2,946,511        2,614,772
Shares issued to share-
  holders in payment of
  distributions declared         330,424          201,504
Shares redeemed                 (774,222)      (1,025,812)
                            -------------------------------
    Net change resulting
      from Fund share
      transactions             2,502,713        1,790,464
                            -------------------------------

                                  RELATIVE VALUE FUND
                            -------------------------------
                             SIX MONTHS
                                ENDED         YEAR ENDED
                               MAY 31,       NOVEMBER 30,
                                1997             1996
                            -------------------------------
Shares sold                    3,394,142        3,556,654
Shares issued to share-
  holders in payment of
  distributions declared         132,900           59,691
Shares redeemed                 (726,069)      (1,062,532)
                            -------------------------------
    Net change resulting
      from Fund share
      transactions             2,800,973        2,553,813
                            -------------------------------

                                                                                      STELLAR FUND
                                                                    ------------------------------------------------
                                                                                                   YEAR ENDED
                                                                       SIX MONTHS ENDED           NOVEMBER 30,
                                                                         MAY 31, 1997                 1996
                                                                    ----------------------  ------------------------
TRUST SHARES                                                         SHARES      DOLLARS      SHARES      DOLLARS
------------------------------------------------------------------  ---------  -----------  ----------  ------------
Shares sold                                                           527,861   $7,050,620   1,265,521   $15,807,714
Shares issued to shareholders in payment of distributions declared    200,238    2,624,032     185,421     2,275,467
Shares redeemed                                                     ( 635,310)  (8,452,141) (1,837,574)  (23,021,408)
                                                                    ------------------------------------------------
    Net change resulting from Trust Share transactions                 92,789    1,222,511    (386,632)   (4,938,227)
                                                                    ------------------------------------------------

                                                                                       STELLAR FUND
                                                                      ----------------------------------------------
                                                                                                   YEAR ENDED
                                                                         SIX MONTHS ENDED          NOVEMBER 30,
                                                                           MAY 31, 1997                1996
                                                                      ----------------------  ----------------------
INVESTMENT SHARES                                                      SHARES      DOLLARS     SHARES      DOLLARS
--------------------------------------------------------------------  ---------  -----------  ---------  -----------
Shares sold                                                             117,135   $1,555,707    288,055   $3,589,181
Shares issued to shareholders in payment of distributions declared      186,929    2,449,222    168,747    2,069,667
Shares redeemed                                                       ( 309,549)  (4,126,108) ( 788,848)  (9,876,152)
                                                                      ----------------------------------------------
    Net change resulting from Investment Share transactions              (5,485)  ($]121,179)  (332,046) ($4,217,304)
                                                                      ----------------------------------------------
    Net change resulting from Fund share transactions                   (87,304) ($1,101,332)  (718,678) ($9,155,531)
                                                                      ----------------------------------------------


--------------------------------------------------------------------------------

                                 STRATEGIC INCOME FUND
                            -------------------------------
                             SIX MONTHS       YEAR ENDED
                            ENDED MAY 31,    NOVEMBER 30,
                                1997             1996
                            -------------------------------
Shares sold                    3,222,517        6,987,337
Shares issued to share-
  holders in payment of
  distributions declared         145,045          178,887
Shares redeemed                 (594,463)      (1,133,224)
                            -------------------------------
    Net change resulting
      from Fund share
      transactions             2,773,099        6,033,000
                            -------------------------------

                              U.S. GOVERNMENT INCOME FUND
                            -------------------------------
                             SIX MONTHS       YEAR ENDED
                            ENDED MAY 31,    NOVEMBER 30,
                                1997             1996
                            -------------------------------
Shares sold                    1,634,925        6,580,878
Shares issued to share-
  holders in payment of
  distributions declared         149,915          316,007
Shares redeemed               (1,725,910)      (3,751,557)
                            -------------------------------
    Net change resulting
      from Fund share
      transactions                58,930        3,145,328
                            -------------------------------

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE

Star Bank, N.A., the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets (see below).

           FUND                ANNUAL RATE
--------------------------------------------
Capital Appreciation Fund           0.95%
Growth Equity Fund                  0.75%
Relative Value Fund                 0.75%
Stellar Fund                        0.95%
Strategic Income Fund               0.95%
U.S. Government Income Fund         0.60%
--------------------------------------------

B. ADMINISTRATIVE FEE

Federated Administrative Services ("FAS") provides each Fund with certain administrative personnel and services for which it receives a fee. The FAS fee is based on the level of average aggregate net assets of the Trust for the period.

C. DISTRIBUTION SERVICES FEE

The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Funds' Investment Shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of the average daily net assets of the Investment Shares annually, to compensate FSC. Currently, only Stellar Fund is accruing and paying 12b-1 fees. The other Star Funds will not accrue or pay any distribution expenses pursuant to the Plan until a second class of shares has been registered with the Securities and Exchange Commission.

D. SHAREHOLDER SERVICES FEE

Under the terms of the Shareholder Services Agreement with Star Bank, N.A., each Fund will pay Star Bank, N.A. up to 0.25% of average daily net assets for the period. For the foreseeable future, Star Bank N.A. plans to limit the Shareholder Servicing fee to 0.05% of average daily net assets. This fee is to obtain certain services for shareholder and to maintain shareholder accounts. Star Bank N.A. can modify or terminate this limitation at any time at its sole discretion.

E. TRANSFER AGENT AND DIVIDEND DISBURSING AGENT FEES

Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

F. PORTFOLIO ACCOUNTING FEES

FServ also maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

G. CUSTODIAN FEES

Star Bank, N.A., is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

H. ORGANIZATIONAL EXPENSES

Organizational expenses were initially borne by FAS. The Funds have agreed to reimburse FAS for the organizational expenses during the five year period following each Fund's effective date.

--------------------------------------------------------------------------------

                                                      AMOUNTS
                                       EXPENSES    REIMBURSED TO
                                          OF        FAS FOR THE
                                      ORGANIZING   PERIOD ENDED
                                          THE         MAY 31,
                    EFFECTIVE DATE       FUND          1997
----------------------------------------------------------------
Capital
 Appreciation
 Fund              May 16, 1994        $  30,000     $   2,437
Growth Equity
Fund               November 14, 1994      30,000         2,859
Strategic Income
  Fund             November 14, 1994      30,000         2,569
U.S. Government
  Income Fund      November 23, 1992      25,000         3,853
----------------------------------------------------------------

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended May 31, 1997, were as follows:

                               PURCHASES      SALES
------------------------------------------------------
Capital Appreciation Fund     $47,271,838  $57,471,670
Growth Equity Fund             54,114,546   36,179,896
Relative Value Fund            54,916,724   19,815,106
Strategic Income Fund          96,264,648   68,122,013
U.S. Government Fund          105,225,329  103,832,161
Stellar Fund                   37,141,048   43,234,288
------------------------------------------------------

(6) CONCENTRATION OF CREDIT RISK

Stellar Fund and Strategic Income Fund invests in equity and fixed income securities of non-U.S. issuers. Although, these funds maintain diversified investment portfolios, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.


--------------------------------------------------------------------------------
  Trustees                                             Officers

Thomas L. Conlan Jr.                                      Edward C. Gonzales
Edward C. Gonzales                                        PRESIDENT AND TREASURER
Dr. Alfred Gottschalk                                     Joseph S. Machi
Dr. Robert J. Hill                                        VICE PRESIDENT AND ASSISTANT TREASURER
Dawn M. Hornback                                          C. Grant Anderson
Lawrence M. Turner                                        SECRETARY
William H. Zimmer III

  Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government or the Federal
                         Deposit Insurance Corporation.
Investment                       in mutual funds involves investment risk,
                                 including the possible loss of principal.

 This report is authorized for distribution to prospective investors only when preceded
  or accompanied by the Trust's prospectus which contains facts concerning its objectives and policies, management fees, expenses and other information.



CUSIP 854911500
CUSIP 854911880
CUSIP 854911708                                   ------------------------------
CUSIP 854911609                                           STAR BANK, N.A.
CUSIP 854911401                                         Investment Adviser
CUSIP 854911864                                   ------------------------------
CUSIP 854911807                                      FEDERATED SECURITIES CORP.
G00446-01 (7/97)                                             Distributor
TR 4962                                           ------------------------------



THE STELLAR INSURED TAX-FREE BOND FUND
[Logo]
STARFUNDS
--------------------------------------------------------------------------------

SEMI-ANNUAL REPORT AND SUPPLEMENT TO THE PROSPECTUS DATED MARCH 31,
1997

Portfolio of the Star Funds, and Open-End, Management Investment Company

Dated July 11, 1997

 A. Please insert the following "Financial Highlights" table for The Stellar Insured Tax-Free Bond Fund immediately following the section entitled "Star Capital Appreciation Fund Financial Highlights" on page 11 of the prospectus.

THE STELLAR INSURED TAX-FREE BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                   PERIOD ENDED
                                                                                                  MAY 31, 1997(A)
                                                                                                    (UNAUDITED)
-----------------------------------------------------------------------------------------------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $   10.00
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------
  Net investment income                                                                                   0.20
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                                  0.01
-----------------------------------------------------------------------------------------------        -------
  Total from investment operations                                                                        0.21
-----------------------------------------------------------------------------------------------        -------
LESS DISTRIBUTIONS
-----------------------------------------------------------------------------------------------
  Distributions from net investment income                                                               (0.20)
-----------------------------------------------------------------------------------------------        -------
NET ASSET VALUE, END OF PERIOD                                                                       $   10.01
-----------------------------------------------------------------------------------------------        -------
TOTAL RETURN (B)                                                                                          2.10%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------
  Expenses                                                                                                0.79%*
-----------------------------------------------------------------------------------------------
  Net investment income                                                                                   4.73%*
-----------------------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                                        0.25%*
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                             $117,333
-----------------------------------------------------------------------------------------------
  Portfolio turnover                                                                                        11%
-----------------------------------------------------------------------------------------------

 * Computed on an annualized basis.

 (a) Reflects operations for the period from December 30, 1996 (date of initial public investments) to 31, 1997.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


 B. Please delete the first paragraph of the section entitled "Voting Rights" on page 44 of the prospectus and replace it with the following:

     "Each share of a Fund gives the shareholder one vote in Trustee elections and other matters submitted to shateholders for vote. All shares of each Fund or class in the Trust have equal voting rights, except that only shares of a particular Fund or class are entitiled to vote on matters affecting only that Fund or class. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the operation of the Trust or a Fund and for the election of Trustees under certain circumstances. As of March 3, 1997, Firstcinco, acting in various capacities for numerous accounts, was the owner of record of more than 25% of the outstanding shares of the designated Fund: 8,815,822 shares (60.52%) of U.S. Government Income Fund; 3,389,872 shares (28.46%) of Strategic Income Fund; 2,667,461 shares (53.33%) of The Stellar Fund--Trust Shares; 4,944,632 shares (35.76%) of Relative Value Fund; 4,546,782 shares (59.43%)
     of Growth Equity Fund; and 4,514,112 shares (73.37%) of Capital Appreciation Fund, and therefore, may, for certain purposes, be deemed to control these Funds and be able to affect the outcome of certain matters presented for a vote of shareholders.

     As of June 9, 1997, Firstcinco, acting in various capacities for numerous accounts, was the owner of record of 10,532,238 shares (89.49%) of the The Stellar Tax-Free Bond Fund, and therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders."

 C. Please insert the following "Financial Statements" for The Stellar Insured Tax-Free Bond Fund immediately following the section entitled "Performance Information" which begins on page 45 of the prospectus. In addition, please add the heading "Financial Statements--The Stellar Insured Tax-Free Bond Fund" to the Table of Contents page after the heading "Performance Information."

THE STELLAR INSURED TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                                             CREDIT
   AMOUNT                                                                              RATING*         VALUE
------------  --------------------------------------------------------------------  -------------  --------------
LONG-TERM MUNICIPALS--95.4%
----------------------------------------------------------------------------------
              ALABAMA--7.3%
              --------------------------------------------------------------------
  $2,500,000  Alabama Water PCA, Revenue Bonds, 5.50% (AMBAC INS), 8/15/2012           AAA/Aaa     $    2,518,625
              --------------------------------------------------------------------
   1,750,000  Alabama Water PCA, Revenue Bonds, 6.70% (AMBAC INS)/(Original Issue
              Yield: 6.75%), 8/15/2006                                                 AAA/Aaa          1,882,423
              --------------------------------------------------------------------
   2,500,000  Bessemer, AL Water Revenue, Revenue Refunding Bonds, 5.75% (AMBAC
              INS)/(Original Issue Yield: 5.922%), 7/1/2016                            AAA/Aaa          2,541,875
              --------------------------------------------------------------------
   1,500,000  Jefferson County, AL, Sewer Refunding Revenue Bonds, 5.65% (MBIA
              INS)/(Original Issue Yield: 5.80%),
              9/1/2008                                                                 AAA/Aaa          1,599,135
              --------------------------------------------------------------------                 --------------
              Total                                                                                     8,542,058
              --------------------------------------------------------------------                 --------------
              CALIFORNIA--0.9%
              --------------------------------------------------------------------
   1,000,000  Oakland, CA, Refunding Revenue Bonds, 7.35% (FGIC INS)/(Original
              Issue Yield: 7.45%), 8/1/2003                                            AAA/Aaa          1,053,900
              --------------------------------------------------------------------                 --------------
              COLORADO--1.1%
              --------------------------------------------------------------------
   1,250,000  Colorado Postsecondary Educational Facilities, Revenue Bonds, 5.75%
              (Auraria Foundation Project)/(FSA INS)/ (Original Issue Yield:
              5.85%), 9/1/2010                                                         AAA/Aaa          1,286,675
              --------------------------------------------------------------------                 --------------
              FLORIDA--1.7%
              --------------------------------------------------------------------
     845,000  Cape Coral, FL, Special Obligation Wastewater Revenue Bond, 6.25%
              (FSA INS)/(Original Issue Yield: 6.359%),
              6/1/2006                                                                 AAA/Aaa            912,051
              --------------------------------------------------------------------


THE STELLAR INSURED TAX-FREE BOND FUND
--------------------------------------------------------------------------------

 PRINCIPAL                                                                             CREDIT
   AMOUNT                                                                              RATING*         VALUE
------------  --------------------------------------------------------------------  -------------  --------------
LONG-TERM MUNICIPALS--CONTINUED
----------------------------------------------------------------------------------
              FLORIDA--CONTINUED
              --------------------------------------------------------------------
  $1,000,000  St. Petersburg, FL Public Utility, Revenue Refunding Bonds, 6.55%,
              10/1/2002                                                                AA-/Aa      $    1,067,770
              --------------------------------------------------------------------                 --------------
              Total                                                                                     1,979,821
              --------------------------------------------------------------------                 --------------
              ILLINOIS--13.8%
              --------------------------------------------------------------------
   2,000,000  Chicago, IL Park District, GO UT, 5.60% (MBIA INS)/ (Original Issue
              Yield: 5.75%), 1/1/2014                                                  AAA/Aaa          2,000,900
              --------------------------------------------------------------------
   1,100,000  Chicago, IL, GO UT Refunding Bonds, 5.375% (MBIA INS)/(Original
              Issue Yield: 5.60%), 1/1/2013                                            AAA/Aaa          1,095,347
              --------------------------------------------------------------------
   1,500,000  Cook County, IL, GO UT, 5.375% (MBIA INS)/(Original Issue Yield:
              5.65%), 11/15/2012                                                       AAA/Aaa          1,496,835
              --------------------------------------------------------------------
   2,500,000  Illinois Health Facilities Authority, Revenue Refunding Bonds, 5.80%
              (Advocate Health Care Network)/(MBIA INS)/(Original Issue Yield:
              5.90%), 8/15/2016                                                        AAA/Aaa          2,509,525
              --------------------------------------------------------------------
   1,410,000 Illinois State, GO UT, 5.75% (MBIA INS)/(Original Issue Yield:
              6.00%), 5/1/2021                                                         AAA/Aaa          1,413,891
              --------------------------------------------------------------------
   2,400,000  McHenry County, IL Community Unit School District No. 200, Series A
              GO UT, 5.85% (FSA INS)/(Original Issue Yield: 5.848%), 1/1/2016          AAA/Aaa          2,436,768
              --------------------------------------------------------------------
   2,500,000  Regional Transportation Authority, Series-A Revenue Bonds, 6.00%
              (AMBAC INS)/(Original Issue Yield: 6.20%), 6/1/2009                      AAA/Aaa          2,629,500
              --------------------------------------------------------------------
   2,500,000  Will County, IL Forest Preservation District, GO UT Refunding Bonds,
              6.00% (AMBAC INS)/(Original Issue Yield: 6.30%), 12/1/2006               AAA/Aaa          2,635,550
              --------------------------------------------------------------------                 --------------
              Total                                                                                    16,218,316
              --------------------------------------------------------------------                 --------------
              INDIANA--1.7%
              --------------------------------------------------------------------
   2,000,000  Indiana Transportation Finance Authority, Airport Lease Revenue
              Refunding Bonds (Series A), 5.00% (AMBAC INS), 11/1/2007                 AAA/Aaa          2,003,940
              --------------------------------------------------------------------                 --------------


THE STELLAR INSURED TAX-FREE BOND FUND
--------------------------------------------------------------------------------

 PRINCIPAL                                                                             CREDIT
   AMOUNT                                                                              RATING*         VALUE
------------  --------------------------------------------------------------------  -------------  --------------
LONG-TERM MUNICIPALS--CONTINUED
----------------------------------------------------------------------------------
              KENTUCKY--0.5%
              --------------------------------------------------------------------
   $ 500,000  Kentucky Infrastructure Authority, Revenue Bonds, 7.50%, 6/1/2004          A/A       $      536,670
              --------------------------------------------------------------------                 --------------
              MASSACHUSETTS--2.1%
              --------------------------------------------------------------------
   2,500,000  Massachusetts Water Resources Authority, Revenue Bonds, 5.40% (FGIC
              INS)/(Original Issue Yield: 5.50%), 11/1/2011                            AAA/Aaa          2,513,650
              --------------------------------------------------------------------                 --------------
              MICHIGAN--7.3%
              --------------------------------------------------------------------
   1,200,000  Haslett, MI Public School District, GO UT, 5.70% (MBIA
              INS)/(Original Issue Yield: 5.75%), 5/1/2016                             AAA/Aaa          1,207,608
              --------------------------------------------------------------------
   1,500,000  Lansing, MI Sewer Disposal System, Revenue Bonds, 6.25% (MBIA
              INS)/(Original Issue Yield: 6.795%),
              5/1/2007                                                                 AAA/Aaa          1,604,220
              --------------------------------------------------------------------
    2,500,00  Michigan State Comprehensive Transportation Board, Refunding Revenue
              Bonds, 5.75%, 5/15/2004                                                  AA-/A1           2,639,775
              --------------------------------------------------------------------
   1,065,000  Richmond, MI Community School District, GO UT School Improvements,
              5.60% (AMBAC INS)/(Original Issue Yield: 5.85%), 5/1/2018                AAA/Aaa          1,062,998
              --------------------------------------------------------------------
   2,000,000  Ypsilanti, MI School District, GO UT, 5.60% (FGIC INS)/ (Original
              Issue Yield: 5.65%), 5/1/2012                                            AAA/Aaa          2,028,320
              --------------------------------------------------------------------                 --------------
              Total                                                                                     8,542,921
              --------------------------------------------------------------------                 --------------
              NEBRASKA--0.9%
              --------------------------------------------------------------------
   1,000,000  Omaha, NE Public Power District, Series-B Electric Revenue Bonds,
              6.00%, 2/1/2007 escrowed to maturity                                      -/Aa2           1,081,830
              --------------------------------------------------------------------                 --------------
              NEVADA--6.6%
              --------------------------------------------------------------------
   2,500,000  Clark County, NV School District, GO UT, 5.75% (FGIC INS), 6/15/2010     AAA/Aaa          2,575,875
              --------------------------------------------------------------------
   2,500,000  Clark County, NV School District, GO UT, 5.80% (MBIA INS)/(Original
              Issue Yield: 5.85%), 6/15/2011                                           AAA/Aaa          2,569,100
              --------------------------------------------------------------------
   1,000,000  Clark County, NV, Refunding Revenue Bonds, 5.90% (MBIA
              INS)/(Original Issue Yield: 5.95%), 6/1/2009                             AAA/Aaa          1,047,150
              --------------------------------------------------------------------


THE STELLAR INSURED TAX-FREE BOND FUND
--------------------------------------------------------------------------------

 PRINCIPAL                                                                             CREDIT
   AMOUNT                                                                              RATING*         VALUE
------------  --------------------------------------------------------------------  -------------  --------------
LONG-TERM MUNICIPALS--CONTINUED
----------------------------------------------------------------------------------
              NEVADA--CONTINUED
              --------------------------------------------------------------------
  $1,500,000  Washoe County, NV School District, GO UT, 5.75% (MBIA INS)/(Original
              Issue Yield: 5.85%), 6/1/2011                                            AAA/Aaa     $    1,535,430
              --------------------------------------------------------------------                 --------------
              Total                                                                                     7,727,555
              --------------------------------------------------------------------                 --------------
              OHIO--21.1%
              --------------------------------------------------------------------
   2,555,000  Clermont County, OH , GO UT Refunding Bonds, 6.00% (AMBAC INS),
              5/15/2007                                                                AAA/Aaa          2,715,786
              --------------------------------------------------------------------
   2,500,000  Cleveland, OH Waterworks, Refunding & Improvement Revenue Bonds
              (Series H), 5.75% (MBIA INS)/(Original Issue Yield: 5.84%), 1/1/2016     AAA/Aaa          2,528,500
              --------------------------------------------------------------------
   1,000,000  Columbus, OH Sewer System, Revenue Refunding Bonds, 6.25% (Original
              Issue Yield: 6.60%), 6/1/2008                                            AA-/A1           1,073,800
              --------------------------------------------------------------------
   3,000,000  Columbus, OH Water System, Revenue Refunding Bonds, 6.375%,
              11/1/2010                                                                AA-/A1           3,184,650
              --------------------------------------------------------------------
   3,500,000  Greater Cleveland Regional Transportation Authority, OH, GO UT,
              5.65% (FGIC INS)/(Original Issue Yield: 5.73%), 12/1/2016                AAA/Aaa          3,522,050
              --------------------------------------------------------------------
   1,000,000  Hamilton County, OH Hospital Facilities Authority, Refunding Revenue
              Bonds, 5.20% (Children's Hospital Medical Center, Akron)/(FGIC
              INS)/(Original Issue Yield: 5.35%), 5/15/2009                            AAA/Aaa          1,007,510
              --------------------------------------------------------------------
   2,000,000  Montgomery County, OH, Water Revenue Bonds, 6.25% (Greater
              Moraine-Beaver Creek)/(FGIC INS)/(Original Issue Yield: 6.45%),
              11/15/2012                                                               AAA/Aaa          2,127,760
              --------------------------------------------------------------------
   1,000,000  Ohio State Building Authority, Adult Correctional Facilities Revenue
              Bonds, 5.70% (Adult Correctional Facilities)/(MBIA INS)/(Original
              Issue Yield: 5.80%),
              10/1/2006                                                                AAA/Aaa          1,058,910
              --------------------------------------------------------------------
   1,000,000  Ohio State Building Authority, Revenue Bonds, 6.00% (State
              Facilities-Administration Building)/(MBIA INS)/ (Original Issue
              Yield: 6.05%), 10/1/2008                                                 AAA/Aaa          1,069,560
              --------------------------------------------------------------------
   1,225,000  Ohio State Building Authority, Revenue Bonds, 6.00% (State
              Facilities-Administration Building)/(MBIA INS)/ (Original Issue
              Yield: 6.10%), 10/1/2009                                                 AAA/Aaa          1,301,783
              --------------------------------------------------------------------


THE STELLAR INSURED TAX-FREE BOND FUND
--------------------------------------------------------------------------------

 PRINCIPAL                                                                             CREDIT
   AMOUNT                                                                              RATING*         VALUE
------------  --------------------------------------------------------------------  -------------  --------------
LONG-TERM MUNICIPALS--CONTINUED
----------------------------------------------------------------------------------
              OHIO--CONTINUED
              --------------------------------------------------------------------
  $1,000,000  Ohio State Turnpike Commission, Series A, 5.70% (MBIA INS)/(Original
              Issue Yield: 5.75%), 2/15/2013                                           AAA/Aaa     $    1,020,390
              --------------------------------------------------------------------
   2,000,000  Ohio State Water Development Authority, Pollution Control Revenue
              Bonds, 5.25% (MBIA INS)/(Original Issue Yield: 5.35%), 12/1/2009         AAA/Aaa          2,016,260
              --------------------------------------------------------------------
   1,000,000  Ohio State Water Development Authority, Revenue Bonds, 5.80% (AMBAC
              INS)/(Original Issue Yield: 5.90%), 12/1/2011                            AAA/Aaa          1,039,300
              --------------------------------------------------------------------
   1,000,000  Sylvania, OH City School District, GO UT, 5.80% (FGIC INS),
              12/1/2015                                                                AAA/Aaa          1,026,660
              --------------------------------------------------------------------                 --------------
              Total                                                                                    24,692,919
              --------------------------------------------------------------------                 --------------
              PENNSYLVANIA--3.0%
              --------------------------------------------------------------------
   1,320,000  Pennsylvania Infrastructure Investment Authority, Subseries-A
              Revenue Bonds, 6.90%, 9/1/2003                                            AA+/-           1,417,112
              --------------------------------------------------------------------
   2,000,000  Somerset County, PA General Authority, Commonwealth Lease Revenue
              Bonds, 6.60% (FGIC INS)/(Original Issue Yield: 6.70%), 10/15/2001
              (@100)                                                                   AAA/Aaa          2,161,280
              --------------------------------------------------------------------                 --------------
              Total                                                                                     3,578,392
              --------------------------------------------------------------------                 --------------
              TEXAS--8.7%
              --------------------------------------------------------------------
   2,500,000  Harris County, TX HFDC, Revenue Refunding Bonds, 5.75% (Memorial
              Hospital System)/(MBIA INS)/(Original Issue Yield: 5.77%), 6/1/2019      AAA/Aaa          2,501,075
              --------------------------------------------------------------------
   2,500,000  Port Houston Authority, TX Harris County, Revenue Refunding Bonds,
              6.50% (MBIA INS)/(Original Issue Yield: 6.59%), 5/1/2005                 AAA/Aaa          2,665,000
              --------------------------------------------------------------------
   2,490,000  Texas State Public Finance Authority, Revenue Bonds, 5.10% (AMBAC
              INS)/(Original Issue Yield: 5.15%),
              8/1/2009                                                                 AAA/Aaa          2,475,334
              --------------------------------------------------------------------


THE STELLAR INSURED TAX-FREE BOND FUND
--------------------------------------------------------------------------------

 PRINCIPAL                                                                             CREDIT
   AMOUNT                                                                              RATING*         VALUE
------------  --------------------------------------------------------------------  -------------  --------------
LONG-TERM MUNICIPALS--CONTINUED
----------------------------------------------------------------------------------
              TEXAS--CONTINUED
              --------------------------------------------------------------------
  $2,500,000  Texas Water Development Board, Revenue Bonds, 5.50% (Original Issue
              Yield: 5.55%), 7/15/2010                                                 AAA/Aa1     $    2,547,400
              --------------------------------------------------------------------                 --------------
              Total                                                                                    10,188,809
              --------------------------------------------------------------------                 --------------
              UTAH--4.4%
              --------------------------------------------------------------------
   2,500,000  Davis County, UT School District, GO UT, 5.70% (MBIA INS)/(Original
              Issue Yield: 5.75%), 6/1/2007                                            AAA/Aaa          2,612,350
              --------------------------------------------------------------------
   2,400,000  Jordan, UT School District, GO UT, 5.90%, 6/15/2004                       -/Aa3           2,532,480
              --------------------------------------------------------------------                 --------------
              Total                                                                                     5,144,830
              --------------------------------------------------------------------                 --------------
              VIRGINIA--3.3%
              --------------------------------------------------------------------
   1,000,000  Chesapeake Bay Bridge & Tunnel District, VA, Revenue Bonds, 5.60%
              (FGIC INS)/(Original Issue Yield: 5.75%), 7/ 1/2007                      AAA/Aaa          1,049,860
              --------------------------------------------------------------------
   1,600,000  Virginia State Public Building Authority, Revenue Refunding Bonds
              (Series A), 6.00%, 8/1/2003                                               AA/Aa           1,700,976
              --------------------------------------------------------------------
   1,000,000  Virginia State Public School Authority, Revenue Refunding Bonds,
              6.25% (Original Issue Yield: 6.30%),
              1/1/2004                                                                  AA/Aa           1,076,170
              --------------------------------------------------------------------                 --------------
              Total                                                                                     3,827,006
              --------------------------------------------------------------------                 --------------
              WASHINGTON--4.5%
              --------------------------------------------------------------------
   2,500,000  Seattle, WA Municipal Lighting & Power , Revenue Bonds, 6.10%,
              7/1/2005                                                                  AA/Aa           2,693,875
              --------------------------------------------------------------------
   2,500,000  Tacoma, WA Electric System, Revenue Refunding Bonds, 6.15% (AMBAC
              INS)/(Original Issue Yield: 6.25%), 1/1/ 2008                            AAA/Aaa          2,638,000
              --------------------------------------------------------------------                 --------------
              Total                                                                                     5,331,875
              --------------------------------------------------------------------                 --------------
              WISCONSIN--6.5%
              --------------------------------------------------------------------
   1,000,000  Beloit, WI School District, GO UT, 6.125% (MBIA INS)/ (Original
              Issue Yield: 6.20%), 10/1/2007                                           AAA/Aaa          1,040,920
              --------------------------------------------------------------------


THE STELLAR INSURED TAX-FREE BOND FUND
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                                              CREDIT
 OR SHARES                                                                             RATING*         VALUE
------------  --------------------------------------------------------------------  -------------  --------------
LONG-TERM MUNICIPALS--CONTINUED
----------------------------------------------------------------------------------
              WISCONSIN--CONTINUED
              --------------------------------------------------------------------
  $2,460,000  Wisconsin Health and Educational Facilities Authority, Revenue
              Bonds, 5.60% (Aurora Medical Group)/(FSA INS), 11/15/2016                AAA/Aaa     $    2,398,795
              --------------------------------------------------------------------
   2,000,000  Wisconsin Health and Educational Facilities Authority, Revenue
              Bonds, 6.00% (Meriter Hospital, Inc.)/(MBIA INS)/(Original Issue
              Yield: 6.125%), 12/1/2017                                                AAA/Aaa          2,050,960
              --------------------------------------------------------------------
   2,095,000 Wisconsin State, GO UT, 5.50% (FGIC INS)/(Original Issue Yield:
              5.60%), 5/1/2010                                                         AAA/Aaa          2,137,424
              --------------------------------------------------------------------                 --------------
              Total                                                                                     7,628,099
              --------------------------------------------------------------------                 --------------
              TOTAL LONG-TERM MUNICIPALS
              (IDENTIFIED COST $108,971,911)                                                          111,879,266
              --------------------------------------------------------------------                 --------------
MUTUAL FUND SHARES--3.0%
----------------------------------------------------------------------------------
   3,561,388  SEI Tax Exempt Trust (AT NET ASSET VALUE)                                  --             3,561,388
              --------------------------------------------------------------------                 --------------
              TOTAL INVESTMENTS (IDENTIFIED COST $112,533,299) (A)                                 $  115,440,654
              --------------------------------------------------------------------                 --------------

(a) The cost of investments for federal tax purposes amounts to $112,533,299. The net unrealized appreciation of investments on a federal tax basis amounts to $2,907,355 which is comprised of $2,939,691 appreciation and $32,336 depreciation at May 31, 1997.

  * Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings.

Note: The categories of investments are shown as a percentage of net assets
      ($117,332,711) at May 31, 1997.

The following acronyms are used throughout this portfolio:

AMBAC--American Municipal Bond Assurance Corporation FGIC--Financial Guaranty Insurance Company FSA--Financial Security Assurance GO--General Obligation HFDC--Health Facility Development Corporation INS--Insured MBIA--Municipal Bond Investors Assurance PCA--Pollution Control Authority UT--Unlimited Tax

(See Notes which are an integral part of the Financial Statements)

THE STELLAR INSURED TAX-FREE BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
--------------------------------------------------------------------------------------------------
Total investments in securities, at value (identified and tax cost $112,533,299)                    $  115,440,654
--------------------------------------------------------------------------------------------------
Income receivable                                                                                        1,935,930
--------------------------------------------------------------------------------------------------  --------------
     Total assets                                                                                      117,376,584
--------------------------------------------------------------------------------------------------
LIABILITIES:
---------------------------------------------------------------------------------------
Accrued expenses                                                                         $  43,873
---------------------------------------------------------------------------------------  ---------
     Total liabilities                                                                                      43,873
--------------------------------------------------------------------------------------------------  --------------
NET ASSETS for 11,717,533 shares outstanding                                                        $  117,332,711
--------------------------------------------------------------------------------------------------  --------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------
Paid in capital                                                                                     $  114,168,693
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                               2,907,355
--------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                                               254,176
--------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                          2,487
--------------------------------------------------------------------------------------------------  --------------
     Total Net Assets                                                                               $  117,332,711
--------------------------------------------------------------------------------------------------  --------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
--------------------------------------------------------------------------------------------------
Net Asset Value Per Share ($117,332,711 / 11,717,533 shares outstanding)                                    $10.01
--------------------------------------------------------------------------------------------------  --------------
Offering Price Per Share (100/99.55 of $10.01)*                                                             $10.06
--------------------------------------------------------------------------------------------------  --------------
Redemption Proceeds Per Share                                                                               $10.01
--------------------------------------------------------------------------------------------------  --------------

* See "What Shares Cost" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)


THE STELLAR INSURED TAX-FREE BOND FUND
STATEMENT OF OPERATIONS
PERIOD ENDED MAY 31, 1997 (UNAUDITED)*
--------------------------------------------------------------------------------

INVESTMENT INCOME:
----------------------------------------------------------------------------------------------------
Interest                                                                                              $  2,661,522
----------------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------
Investment advisory fee                                                                  $   358,736
---------------------------------------------------------------------------------------
Administrative personnel and services fee                                                     44,444
---------------------------------------------------------------------------------------
Custodian fees                                                                                11,958
---------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                       7,048
---------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                      1,672
---------------------------------------------------------------------------------------
Legal fees                                                                                     2,128
---------------------------------------------------------------------------------------
Portfolio accounting fees                                                                     22,554
---------------------------------------------------------------------------------------
Shareholder services fee                                                                      23,916
---------------------------------------------------------------------------------------
Share registration costs                                                                      23,266
---------------------------------------------------------------------------------------
Printing and postage                                                                           2,736
---------------------------------------------------------------------------------------
Insurance premiums                                                                             1,672
---------------------------------------------------------------------------------------
Miscellaneous                                                                                  1,824
---------------------------------------------------------------------------------------  -----------
     Total expenses                                                                          501,954
---------------------------------------------------------------------------------------
Waivers--
--------------------------------------------------------------------------
  Waiver of investment advisory fee                                         $  (119,579)
--------------------------------------------------------------------------  -----------
     Total waivers                                                                          (119,579)
---------------------------------------------------------------------------------------  -----------
          Net expenses                                                                                     382,375
----------------------------------------------------------------------------------------------------  ------------
               Net investment income                                                                     2,279,147
----------------------------------------------------------------------------------------------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
----------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                           254,176
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                                                     2,907,355
----------------------------------------------------------------------------------------------------  ------------
     Net realized and unrealized gain on investments                                                     3,161,531
----------------------------------------------------------------------------------------------------  ------------
          Change in net assets resulting from operations                                              $  5,440,678
----------------------------------------------------------------------------------------------------  ------------

* For the period from December 30, 1996 (date of initial public investment) to May 31, 1997.

(See Notes which are an integral part of the Financial Statements)


THE STELLAR INSURED TAX-FREE BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                   PERIOD ENDED
                                                                                                    (UNAUDITED)
                                                                                                   MAY 31, 1997*
INCREASE (DECREASE) IN NET ASSETS:
-----------------------------------------------------------------------------------------------
OPERATIONS--
-----------------------------------------------------------------------------------------------
Net investment income                                                                             $     2,279,147
-----------------------------------------------------------------------------------------------
Net realized gain (loss) on investments ($254,176 as computed
for federal tax purposes)                                                                                 254,176
-----------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                                   2,907,355
-----------------------------------------------------------------------------------------------  -----------------
     Change in net assets resulting from operations                                                     5,440,678
-----------------------------------------------------------------------------------------------  -----------------
DISTRIBUTIONS TO SHAREHOLDERS--
-----------------------------------------------------------------------------------------------
Distributions from net investment income                                                               (2,276,660)
-----------------------------------------------------------------------------------------------  -----------------
SHARE TRANSACTIONS--
-----------------------------------------------------------------------------------------------
Proceeds from sale of shares                                                                          121,725,282
-----------------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment
of distributions declared                                                                                   1,858
-----------------------------------------------------------------------------------------------
Cost of shares redeemed                                                                                (7,558,447)
-----------------------------------------------------------------------------------------------  -----------------
     Change in net assets resulting from share transactions                                           114,168,693
-----------------------------------------------------------------------------------------------  -----------------
          Change in net assets                                                                        117,332,711
-----------------------------------------------------------------------------------------------
NET ASSETS:
-----------------------------------------------------------------------------------------------
Beginning of period                                                                                             0
-----------------------------------------------------------------------------------------------  -----------------
End of period (including undistributed net investment income of $2,487)                           $   117,332,711
-----------------------------------------------------------------------------------------------  -----------------

* For the period from December 30, 1996 (date of initial public investment) to May 31, 1997.

(See Notes which are an integral part of the Financial Statements)

THE STELLAR INSURED TAX-FREE BOND FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

(1) ORGANIZATION

Star Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of The Stellar Insured Tax-Free Bond Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of The Stellar Insured Tax-Free Bond Fund is to provide current income which is exempt from federal income tax.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

                                                                                                   PERIOD ENDED
                                                                                                   MAY 31, 1997*
Shares sold                                                                                           12,475,158
-----------------------------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared                                           187
-----------------------------------------------------------------------------------------------
Shares redeemed                                                                                         (757,812)
-----------------------------------------------------------------------------------------------  -----------------
     Net change resulting from Share transactions                                                     11,717,533
-----------------------------------------------------------------------------------------------  -----------------

* For the period from December 30, 1996 (date of initial public investment) to May 31, 1997.

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Star Bank, N.A., the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this waiver at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS") provides the Fund with certain administrative personnel and services. The fee paid to FAS is based on the level of average aggregate net assets of the Trust for the period.

DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund shares, annually, to compensate FSC. Currently, the Fund will not accrue or pay any distribution expenses pursuant to the plan.

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Star Bank, N.A., the Fund will pay Star Bank, N.A. up to 0.25% of average daily net assets of the Fund for the period. For the foreseeable future, Star Bank N.A. plans to limit the Shareholder Servicing fee to 0.05% of average net assets of the Fund. The fee is to obtain certain services for shareholders and to maintain shareholder accounts. Star Bank, N.A. can modify or terminate this limitation at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund for which it receives a fee. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

CUSTODIAN FEES--Star Bank N.A. is the Fund's custodian for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--Organizational expenses of $2,398 were borne initially by FAS. The Fund has agreed to reimburse FAS for the organizational expenses during the five year period following effective date. For the period ended May 31, 1997, no payments were made pursuant to this agreement.

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended May 31, 1997, were as follows:

PURCHASES                                                                                           $  120,391,353
--------------------------------------------------------------------------------------------------  --------------
SALES                                                                                               $   11,663,324
--------------------------------------------------------------------------------------------------  --------------

Trustees                                               Officers
--------------------------------------------------------------------------------

Thomas L. Conlan, Jr.                                     Edward C. Gonzales
Edward C. Gonzales                                        President and Treasurer
Dr. Alfred Gottschalk                                     Joseph S. Machi
Dr. Robert J. Hill                                        Vice President and Assistant Treasurer
Dawn M. Hornback                                          C. Grant Anderson
Lawrence M. Turner                                        Secretary
William H. Zimmer III

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government or the the Federal Deposit Insurance Corporation. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

STAR BANK, N.A.
Investment Adviser

FEDERATED SECURITIES CORP.
Distributor

G00446-03 (7/96)



[LOGO OF STAR FUNDS]

STAR

TREASURY

FUND

SEMI-ANNUAL REPORT

Portfolio of the Star Funds,

Dated May 31, 1997




PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

I am pleased to present the Semi-Annual Report to Shareholders for the Star Treasury Fund. The Report covers activity in the fund over the six-month period from December 1, 1996 through May 31, 1997. It begins with the portfolio manager's discussion about the interest rate environment during the period, fund yields and strategy. Next is a list of fund holdings and the financial statements.

Star Treasury Fund is a practical way to put your ready cash to work pursing daily income by investing in U.S. Treasury money market securities. Of course, the fund also gives you the additional advantages of easy access to your money and relative stability.*

During the period, the fund paid dividends totaling $0.02 per share for shareholders of Investment Shares. Shareholders of Trust Shares, a new share class that began operation on March 25, 1997, received dividends totaling $0.01 per share through May 31, 1997. The fund's assets reached $996.8 million by the end the period.

Whatever your needs--an emergency cash reserve for planned or unplanned expenses, a "parking place" for cash in-between investments, or a highly conservative investment for potential income-- the Star Treasury Fund is a practical choice. Thank you for participating in the daily earning power of this fund.

Sincerely,

Edward C. Gonzales
President
July 11, 1997

* Although money market funds seek to maintain a share value of $1.00, there is no guarantee that they will do so. Investments in money market mutual funds are neither insured nor guaranteed by the U.S. government.

INVESTMENT REVIEW
--------------------------------------------------------------------------------

Q The first quarter of 1997 was marked by the first change in monetary policy in over a year. Can you comment?

A The first quarter of 1997 continued the impressive economic strength from the fourth quarter of 1996. Economic growth was fed by strong personal income expansion and ample liquidity. By March, however, the Federal
Reserve Board (the "Fed") carried out their well advertised warning that higher short-term interest rates were necessary to keep the economy and inflation in check. Yields for one-year maturities have risen 46 basis points during the past six-month period.

Q How did the Star Treasury Fund's yield respond?

A Our outlook for short-term interest rates was relatively neutral throughout the period. With yields rising over the past six months, we have been able to reinvest maturing notes at higher yield levels. More importantly, about
75% of the portfolio is invested in overnight investments which are now offering higher yields. We responded to short-rate volatility during the past six months by keeping the fund's average maturity close to that of the average of U.S. Treasury securities and repurchase agreements. Consequently, the yield of the Star Treasury Fund remained within a few basis points of the peer average. Also, the yield volatility of the Star Treasury Fund was less than some of it's competitors because we choose not to aggressively extend the fund's average maturity past that benchmark.

Q What is your outlook for short-term rates and your strategy for the remainder of 1997?

A Our outlook calls for moderate growth in the economy and "limited" inflationary pressures. We say limited pressures because we believe the only source of inflation is wage rates. Averages hourly earnings continue to move upward as the unemployment rate declines. Benefit costs have nearly stopped declining as most firms now have HMO's. Conversely, leading indicators of inflation show encouraging signs that inflation rates will remain stable. The National Association of Purchasing Managers price index, industrial prices, agricultural prices, gold, and value of the dollar have all shown little inflation concerns in the past twelve months. In terms of economic growth, we expect a slower pace of economic growth for the remainder of 1997 from the rapid 6+% real growth rate posted in the first quarter. We believe the Fed is not entering a period of sustained rate increases, but may need to increase rates another 50 basis points to ensure low inflation.

STAR TREASURY FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

  PRINCIPAL
    AMOUNT
  OR SHARES                                                                                          VALUE
--------------  -------------------------------------------------------------------------------  --------------
U.S. TREASURY--19.4%
-----------------------------------------------------------------------------------------------
$   22,000,000  U.S. Treasury Bills, 6/26/1997-2/5/1998                                          $   21,723,562
                -------------------------------------------------------------------------------
   171,000,000  U.S. Treasury Notes, 5.00%-9.00%, 6/30/1997-5/31/1998                               171,944,592
                -------------------------------------------------------------------------------  --------------
                TOTAL U.S. TREASURY                                                                 193,668,154
                -------------------------------------------------------------------------------  --------------
MUTUAL FUND SHARES--4.1%
-----------------------------------------------------------------------------------------------
    41,000,000  Merrill Lynch Institutional Treasury Fund (at net asset value)                       41,000,000
                -------------------------------------------------------------------------------  --------------
(A) REPURCHASE AGREEMENTS--76.5%
-----------------------------------------------------------------------------------------------
$   45,000,000  Bear, Stearns and Co., 5.52%, dated 5/30/1997, due 6/2/1997                          45,000,000
                -------------------------------------------------------------------------------
    45,000,000  CS First Boston Corp., 5.40%, dated 5/30/1997, due 6/2/1997                          45,000,000
                -------------------------------------------------------------------------------
    45,000,000  Dean Witter Reynolds, Inc., 5.50%, dated 5/30/1997, due 6/2/1997                     45,000,000
                -------------------------------------------------------------------------------
   238,958,000  Donaldson, Lufkin and Jenrette Securities Corp., 5.50%, dated
                5/30/1997, due 6/2/1997                                                             238,958,000
                -------------------------------------------------------------------------------
    45,000,000  HSBC Securities, Inc., 5.50%, dated 5/30/1997, due 6/2/1997                          45,000,000
                -------------------------------------------------------------------------------
    20,000,000  (b)Lehman Brothers, Inc., 5.42%, dated 5/21/1997, due 6/30/1997                      20,000,000
                -------------------------------------------------------------------------------
    40,000,000  Merrill Lynch, Pierce, Fenner & Smith, Inc., 5.40%, dated 5/30/1997, due
                6/2/1997                                                                             40,000,000
                -------------------------------------------------------------------------------
    45,000,000  Morgan Stanley Group, Inc., 5.45%, dated 5/30/1997, due 6/2/1997                     45,000,000
                -------------------------------------------------------------------------------
   238,956,000  SBC Capital Markets, Inc., 5.50%, dated 5/30/1997, due 6/2/1997                     238,956,000
                -------------------------------------------------------------------------------  --------------
                TOTAL REPURCHASE AGREEMENTS                                                         762,914,000
                -------------------------------------------------------------------------------  --------------
                TOTAL INVESTMENTS (AT AMORTIZED COST) (C)                                        $  997,582,154
                -------------------------------------------------------------------------------  --------------

(a) The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.

(b) Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

(c) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($996,885,910) at May 31, 1997.

(See Notes which are an integral part of the Financial Statements)

STAR TREASURY FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
------------------------------------------------------------------------------
Investments in repurchase agreements                                            $   762,914,000
------------------------------------------------------------------------------
Investments in securities                                                           234,668,154
------------------------------------------------------------------------------  ---------------
     Total investments, at amortized cost and value                                              $    997,582,154
-----------------------------------------------------------------------------------------------
Cash                                                                                                        5,772
-----------------------------------------------------------------------------------------------
Income receivable                                                                                       3,187,190
-----------------------------------------------------------------------------------------------  ----------------
     Total assets                                                                                   1,000,775,116
-----------------------------------------------------------------------------------------------
LIABILITIES:
-----------------------------------------------------------------------------------------------
Income distribution payable                                                                             3,889,206
-----------------------------------------------------------------------------------------------  ----------------
NET ASSETS for 996,885,910 shares outstanding                                                    $    996,885,910
-----------------------------------------------------------------------------------------------  ----------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
-----------------------------------------------------------------------------------------------
TRUST SHARES:
-----------------------------------------------------------------------------------------------
$790,080,483 / 790,080,483 shares outstanding                                                               $1.00
-----------------------------------------------------------------------------------------------  ----------------
INVESTMENT SHARES:
-----------------------------------------------------------------------------------------------
$206,805,427 / 206,805,427 shares outstanding                                                               $1.00
-----------------------------------------------------------------------------------------------  ----------------

(See Notes which are an integral part of the Financial Statements)


STAR TREASURY FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
---------------------------------------------------------------------------------------------------
Interest                                                                                             $  24,692,820
---------------------------------------------------------------------------------------------------
EXPENSES:
-------------------------------------------------------------------------------------
Investment advisory fee                                                                $  2,267,426
-------------------------------------------------------------------------------------
Administrative personnel and services fee                                                   425,755
-------------------------------------------------------------------------------------
Custodian fees                                                                              113,371
-------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                     30,655
-------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                    11,221
-------------------------------------------------------------------------------------
Auditing fees                                                                                 8,984
-------------------------------------------------------------------------------------
Legal fees                                                                                    3,789
-------------------------------------------------------------------------------------
Portfolio accounting fees                                                                    54,263
-------------------------------------------------------------------------------------
Distribution services fee--Investment Shares                                                 25,216
-------------------------------------------------------------------------------------
Shareholder services fee--Trust Shares                                                       20,284
-------------------------------------------------------------------------------------
Shareholder services fee--Investment Shares                                                 206,459
-------------------------------------------------------------------------------------
Share registration costs                                                                     23,606
-------------------------------------------------------------------------------------
Printing and postage                                                                          9,716
-------------------------------------------------------------------------------------
Insurance premiums                                                                            4,082
-------------------------------------------------------------------------------------
Miscellaneous                                                                                 1,127
-------------------------------------------------------------------------------------  ------------
Total Expenses                                                                            3,205,954
-------------------------------------------------------------------------------------
WAIVER--
-------------------------------------------------------------------------------------
       Waiver of distribution services fee--Investment Shares                               (20,173)
-------------------------------------------------------------------------------------  ------------
     Net expenses                                                                                        3,185,781
---------------------------------------------------------------------------------------------------  -------------
          Net investment income                                                                      $  21,507,039
---------------------------------------------------------------------------------------------------  -------------

(See Notes which are an integral part of the Financial Statements)


STAR TREASURY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      SIX MONTHS ENDED
                                                                        (UNAUDITED)              YEAR ENDED
                                                                        MAY 31, 1997         NOVEMBER 30, 1996
-----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
-----------------------------------------------------------------
OPERATIONS--
-----------------------------------------------------------------
Net investment income                                                $       21,507,039      $       33,607,634
-----------------------------------------------------------------  ----------------------  ----------------------
DISTRIBUTIONS TO SHAREHOLDERS--
-----------------------------------------------------------------
Distributions from net investment income
-----------------------------------------------------------------
  Trust Shares                                                               (1,942,700)                     --
-----------------------------------------------------------------
  Investment Shares                                                         (19,564,339)            (33,607,634)
-----------------------------------------------------------------  ----------------------  ----------------------
     Change in net assets resulting from distributions to
     shareholders                                                           (21,507,039)            (33,607,634)
-----------------------------------------------------------------  ----------------------  ----------------------
SHARE TRANSACTIONS--
-----------------------------------------------------------------
Proceeds from sale of shares                                              3,134,690,665           7,139,876,502
-----------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of
distributions declared                                                          263,849                 102,722
-----------------------------------------------------------------
Cost of shares redeemed                                                  (2,967,327,695)         (6,965,683,064)
-----------------------------------------------------------------  ----------------------  ----------------------
     Change in net assets resulting from share transactions                 167,626,819             174,296,160
-----------------------------------------------------------------  ----------------------  ----------------------
          Change in net assets                                              167,626,819             174,296,160
-----------------------------------------------------------------
NET ASSETS:
-----------------------------------------------------------------
Beginning of period                                                         829,259,091             654,962,931
-----------------------------------------------------------------  ----------------------  ----------------------
End of period                                                        $      996,885,910      $      829,259,091
-----------------------------------------------------------------  ----------------------  ----------------------

(See Notes which are an integral part of the Financial Statements)


STAR TREASURY FUND
FINANCIAL HIGHLIGHTS--TRUST SHARES
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                        PERIOD
                                                                                                         ENDED
                                                                                                      (UNAUDITED)
                                                                                                        MAY 31,
                                                                                                       1997 (A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                                   $    1.00
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------
  Net investment income                                                                                     0.01
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
--------------------------------------------------------------------------------------------------
  Distributions from net investment income                                                                 (0.01)
--------------------------------------------------------------------------------------------------       -------
NET ASSET VALUE, END OF PERIOD                                                                         $    1.00
--------------------------------------------------------------------------------------------------       -------
TOTAL RETURN (B)                                                                                            0.90%
--------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------
  Expenses                                                                                                  0.71%*
--------------------------------------------------------------------------------------------------
  Net investment income                                                                                     4.79%*
--------------------------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                                            --
--------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                               $790,080
--------------------------------------------------------------------------------------------------

  * Computed on an annualized basis.

(a) Reflects operations for the period from March 25, 1997 (date of initial public investment) to May 31, 1997.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


STAR TREASURY FUND
FINANCIAL HIGHLIGHTS--INVESTMENT SHARES
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                  SIX MONTHS
                                     ENDED
                                  (UNAUDITED)
                                    MAY 31,                               YEAR ENDED NOVEMBER 30,
                                     1997         1996       1995       1994       1993       1992       1991       1990
NET ASSET VALUE, BEGINNING OF
PERIOD                             $    1.00    $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
-------------------------------
INCOME FROM INVESTMENT
OPERATIONS
-------------------------------
  Net investment income                 0.02         0.05       0.05       0.03       0.03       0.03       0.06       0.07
-------------------------------
LESS DISTRIBUTIONS
-------------------------------
  Distributions from net
  investment income                    (0.02)       (0.05)     (0.05)     (0.03)     (0.03)     (0.03)     (0.06)     (0.07)
-------------------------------       ------    ---------  ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD     $    1.00    $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
-------------------------------       ------    ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (B)                        2.38%        4.80%      5.23%      3.30%      2.56%      3.41%      5.72%      7.72%
-------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------
  Expenses                              0.70%*       0.70%      0.71%      0.70%      0.70%      0.71%      0.71%      0.73%
-------------------------------
  Net investment income                 4.71%*       4.69%      5.14%      3.24%      2.53%      3.33%      5.51%      7.44%
-------------------------------
  Expense waiver/ reimbursement
  (c)                                   0.00%*         --         --         --       0.25%      0.25%      0.10%      0.03%
-------------------------------
SUPPLEMENTAL DATA
-------------------------------
  Net assets, end of period
  (000 omitted)                     $206,805     $829,259   $654,963   $358,766   $386,020   $346,508   $307,278   $226,519
-------------------------------

                                   1989(A)
NET ASSET VALUE, BEGINNING OF
PERIOD                            $    1.00
-------------------------------
INCOME FROM INVESTMENT
OPERATIONS
-------------------------------
  Net investment income                0.05
-------------------------------
LESS DISTRIBUTIONS
-------------------------------
  Distributions from net
  investment income                   (0.05)
-------------------------------  -----------
NET ASSET VALUE, END OF PERIOD    $    1.00
-------------------------------  -----------
TOTAL RETURN (B)                       5.36%
-------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------
  Expenses                             0.77%*
-------------------------------
  Net investment income                8.28%*
-------------------------------
  Expense waiver/ reimbursement
  (c)                                  0.01%*
-------------------------------
SUPPLEMENTAL DATA
-------------------------------
  Net assets, end of period
  (000 omitted)                    $174,062
-------------------------------

  * Computed on an annualized basis.

(a) Reflects operations for the period from April 14, 1989 (date of initial public investment) to November 30, 1989.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

STAR TREASURY FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

(1) ORGANIZATION

Star Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Star Treasury Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Trust Shares and Investment Shares. Effective March 25, 1997 the Fund added Trust Shares.

The Funds investment objective is to achieve stability of principal and current income consistent with stability of principal.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act. Investments in other open-end regulated investment companies are valued at net asset value.

     REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals 102% of repurchase price to be paid under the repurchase agreement transaction.

     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal


STAR TREASURY FUND
--------------------------------------------------------------------------------

     Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

                                                                                                   PERIOD ENDED
                                                                                                   MAY 31, 1997*
                                                                                                 -----------------
TRUST SHARES                                                                                          SHARES
-----------------------------------------------------------------------------------------------  -----------------
Shares sold                                                                                           865,227,407
-----------------------------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared                                      --
-----------------------------------------------------------------------------------------------
Shares redeemed                                                                                       (75,146,924)
-----------------------------------------------------------------------------------------------  -----------------
  Net change resulting from Trust Share transactions                                                  790,080,483
-----------------------------------------------------------------------------------------------  -----------------

* Reflects operations for the period from March 25, 1997 (date of initial public investment) to May 31, 1997.


STAR TREASURY FUND
--------------------------------------------------------------------------------

                                                                      SIX MONTHS ENDED           YEAR ENDED
                                                                        MAY 31, 1997         NOVEMBER 30, 1996
                                                                   ----------------------  ----------------------
INVESTMENT SHARES                                                          SHARES                  SHARES
-----------------------------------------------------------------  ----------------------  ----------------------
Shares sold                                                              2,269,463,258           7,139,876,502
-----------------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                                       263,849                 102,722
-----------------------------------------------------------------
Shares redeemed                                                         (2,892,180,771)         (6,965,683,064)
-----------------------------------------------------------------  ----------------------  ----------------------
  Net change resulting from Investment Share transactions                 (622,453,664)            174,296,160
-----------------------------------------------------------------  ----------------------  ----------------------
     Net change resulting from fund share transactions                     167,626,819             174,296,160
-----------------------------------------------------------------  ----------------------  ----------------------

At May 31, 1997, capital paid-in aggregated $996,885,910.

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Star Bank N.A., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS") provides the Fund with certain administrative personnel and services. The fee paid to FAS is based on the level of average aggregate net assets of the Trust for the period.

DISTRIBUTION SERVICES FEE--The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund's Investment Shares to finance activities intended to result in the sale of the Fund's Investment Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Investment Shares annually, to compensate FSC. FSC may voluntarily choose to waive a portion of its fee. FSC may modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE--Under the terms of the Shareholder Services Agreement with Star Bank, N.A., the Fund will pay Star Bank, N.A. up to 0.25% of average daily net assets of the Fund for the period. For the foreseeable future, Star Bank N.A. plans to limit the Shareholder Servicing fee to 0.05% of average daily net assets of the Fund. This fee is to obtain certain services for shareholder and to maintain shareholder accounts. Star Bank N.A. can modify or terminate this limitation at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund for which it receives a fee. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.


STAR TREASURY FUND
--------------------------------------------------------------------------------

PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

CUSTODIAN FEES--Star Bank N.A. is the Fund's custodian. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

TRUSTEES                                               OFFICERS
--------------------------------------------------------------------------------

Thomas L. Conlan Jr.                                      Edward C. Gonzales
Edward C. Gonzales                                          President and Treasurer
Dr. Alfred Gottschalk                                     Joseph S. Machi
Dr. Robert J. Hill                                          Vice President and Assistant Treasurer
Dawn M. Hornback                                          C. Grant Anderson
Lawrence M. Turner                                          Secretary
William H. Zimmer III

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government or the Federal Deposit Insurance Corporation. Investment in mutual funds involves investment risks, including possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.


Cusip 854911849                                       Star Bank, N.A.
Cusip 854911104                                     Investment Adviser
G00446-04 (7/97)                                 Federated Securities Corp.
TR 4960                                                Distributor



[LOGO OF STAR FUNDS]

STAR

TAX-FREE MONEY

MARKET FUND


SEMI-ANNUAL REPORT

Portfolio of the Star Funds,

Dated May 31, 1997


PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

I am pleased to present the Semi-Annual Report to Shareholders of the Star Tax-Free Money Market Fund. The Report covers activity in the fund over the six-month period from December 1, 1996 through May 31, 1997. It begins with the portfolio manager's discussion about the interest rate environment during the period, fund yields and strategy. Next is a list of fund holdings and the financial statements.

Designed for tax-sensitive investors, the Star Tax-Free Money Market Fund is a practical way to put your ready cash to work pursing tax-free daily income by investing in high-quality money market securities issued by municipalities across the United States*. Of course, the fund also gives you the additional advantages of easy access to your money and relative stability.**

During the period, the fund paid tax-free dividends totaling $0.01 per share during the six-month period. The fund's assets stood at $131.9 million by the end of the period.

Whatever your needs--an emergency cash reserve for planned or unplanned expenses, a "parking place" for cash in-between investments, or a highly conservative investment for potential tax-free income--the Star Tax-Free Money Market Fund is a practical choice. Thank you for participating in the daily earning power of this fund.

Sincerely,

Edward C. Gonzales
President
July 11, 1997

 * Income may be subject to the federal alternative minimum tax and state and local taxes.

** Although money market funds seek to maintain a share value of $1.00, there is no guarantee that they will do so. Investments in money market mutual funds are neither insured nor guaranteed by the U.S. government.

INVESTMENT REVIEW
--------------------------------------------------------------------------------

Q After much market uncertainty over the direction of the economy, the Federal Reserve Board (the "Fed") finally raised the Federal Funds rate on March 25. Can you comment?

A The first quarter of 1997 continued the impressive economic strength from the fourth quarter of 1996. Economic growth was fed by strong personal income expansion and ample liquidity. By March, however, the Fed carried out their well advertised warning that higher short-term interest rates were necessary to keep the economy and inflation in check. Yields for one-year maturities have risen 46 basis points during the past six-month period.

Q    How did the Star Tax-Free Money Market Fund respond?

A Our outlook for short-term interest rates was relatively neutral throughout the period. With yields rising over the past six months, we have been able to reinvest maturing notes at higher yield levels. In addition, about 60%
of the portfolio is invested in overnight investments which are now offering higher yields. We responded to short-rate volatility during the past six months by keeping the fund's average maturity close to that of the average of U.S. Treasury securities and repurchase agreements. Consequently, the yield of the Star Tax-Free Money Market Fund remained within a few basis points of the peer average. Also, the yield volatility of the Star Tax-Free Money Market Fund was less than some of it's competitors because we chose not to aggressively extend the fund's average maturity past that benchmark.

Q What is your outlook for short-term rates and your strategy for the remainder of 1997?

A Our outlook calls for moderate growth in the economy and "limited" inflationary pressures. We say limited pressures because we believe the only source of inflation is wage rates. Average hourly earnings continue to move upward as the unemployment rate declines. Benefit costs have nearly stopped declining as most firms now have HMO's. Conversely, leading indicators of inflation show encouraging signs that inflation rates will remain stable. The National Association of Purchasing Managers price index, industrial prices, agricultural prices, gold, and value of the dollar have all shown little inflation concerns in the past twelve months. In terms of economic growth, we expect a slower pace of economic growth for the remainder of 1997 from the rapid 6+% real growth rate posted in the first quarter. We believe the Fed is not entering a period of sustained rate increases, but may need to increase rates another 50 basis points to ensure low inflation.

STAR TAX-FREE MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                                            CREDIT
   AMOUNT                                                                             RATING*          VALUE
------------  ------------------------------------------------------------------  ---------------  --------------
SHORT-TERM MUNICIPALS--98.6%
--------------------------------------------------------------------------------
              ALABAMA--0.9%
              ------------------------------------------------------------------
$  1,200,000  Montgomery, AL BMC Special Care Facilities Finance Authority,
              Refunding Revenue Bonds (Series G) Weekly VRDNs (VHA Alabama,
              Inc.)/(AMBAC INS)                                                        A1/-        $    1,200,000
              ------------------------------------------------------------------                   --------------
              COLORADO--1.5%
              ------------------------------------------------------------------
   2,000,000  Smith Creek Metropolitan District of Colorado, Revenue Bonds
              Weekly VRDNs (Nationsbank, Fort Worth LOC)                               A1+/-            2,000,000
              ------------------------------------------------------------------                   --------------
              FLORIDA--5.9%
              ------------------------------------------------------------------
   1,560,000  Escambia County, FL, Refunding Revenue Bonds Weekly VRDNs (Pacer
              Industries, Inc.)/(Trust Co. Bank LOC)                                   -/Aa3            1,560,000
              ------------------------------------------------------------------
   3,000,000  University of Florida Athletic Association Daily VRDNs (University
              of Florida Stadium)/(SunTrust Bank, Central Florida LOC)                 VMIG1            3,000,000
              ------------------------------------------------------------------
   3,200,000  University of Florida Athletic Association, Capital Improvement
              Revenue Bonds (Series 1994) Daily VRDNs (University of Florida
              Stadium)/(SunTrust Bank, Central Florida LOC)                            VMIG1            3,200,000
              ------------------------------------------------------------------                   --------------
              Total                                                                                     7,760,000
              ------------------------------------------------------------------                   --------------
              GEORGIA--1.5%
              ------------------------------------------------------------------
   1,000,000  Fulton County, GA Development Authority Weekly VRDNs (Arthritis
              Foundation Inc.)/(SunTrust Bank, Atlanta LOC)                            -/Aa3            1,000,000
              ------------------------------------------------------------------
   1,000,000  Fulton County, GA Development Authority, Revenue Bonds Weekly
              VRDNs (Robert W. Woodruff Arts Center)/(SunTrust Bank, Atlanta
              LOC)                                                                     -/Aa3            1,000,000
              ------------------------------------------------------------------                   --------------
              Total                                                                                     2,000,000
              ------------------------------------------------------------------                   --------------


STAR TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

 PRINCIPAL                                                                            CREDIT
   AMOUNT                                                                             RATING*          VALUE
------------  ------------------------------------------------------------------  ---------------  --------------
SHORT-TERM MUNICIPALS--CONTINUED
--------------------------------------------------------------------------------
              ILLINOIS--14.8%
              ------------------------------------------------------------------
$  1,000,000  Chicago, IL, GO UT Weekly VRDNs (Canadian Imperial Bank of
              Commerce, Toronto LOC)                                                 VMIG1/A1+     $    1,000,000
              ------------------------------------------------------------------
   1,055,000  Illinois Development Finance Authority, Revenue Bonds Weekly VRDNs
              (Lake Forest Academy)/(Northern Trust Corp. LOC)                          A1+             1,055,000
              ------------------------------------------------------------------
   2,000,000  Illinois Development Finance Authority, Revenue Bonds Weekly VRDNs
              (Roosevelt University)/(American National Bank, Chicago LOC)              A1+             2,000,000
              ------------------------------------------------------------------
   1,500,000  Illinois Development Finance Authority, Series A Weekly VRDNs
              (Presbyterian Home Lake)/(Lasalle National Bank, Chicago LOC)          VMIG1/A1+          1,500,000
              ------------------------------------------------------------------
   2,500,000  Illinois Educational Facilities Authority, Refunding Revenue Bonds
              Weekly VRDNs (Newberry Library Project)/(Northern Trust Corp. LOC)       VMIG1            2,500,000
              ------------------------------------------------------------------
   1,000,000  Illinois Health Facilities Authority, Revenue Bonds (Series C),
              3.85% (Victory Health Project)/(First National Bank of Chicago
              LOC) 7/17/1997 (PU+BD)                                                   VMIG1            1,000,000
              ------------------------------------------------------------------
   1,000,000  Illinois Health Facilities Authority, Revenue Bonds Weekly VRDNs
              (Gottlieb Health Resources, Inc.)/ (Harris Trust & Savings Bank,
              Chicago LOC)                                                             VMIG1            1,000,000
              ------------------------------------------------------------------
   3,000,000  Illinois Health Facilities Authority, Revenue Bonds Weekly VRDNs
              (Gottlieb Health Resources, Inc.)/ (Harris Trust & Savings Bank,
              Chicago LOC)                                                             VMIG1            3,000,000
              ------------------------------------------------------------------
   4,700,000  Illinois Health Facilities Authority, Revenue Bonds Weekly VRDNs
              (West Suburban Hospital Medical Center)/(First National Bank of
              Chicago LOC)                                                             VMIG1            4,700,000
              ------------------------------------------------------------------
   1,530,000  Schaumburg, IL, IDR Refunding Bonds Weekly VRDNs (La Quita Motor
              Inns)/(Nationsbank, Fort Worth LOC)                                      -/Aa3            1,530,000
              ------------------------------------------------------------------
$    250,000  Springfield, IL , Community Improvement Refunding Revenue Bonds
              Weekly VRDNs (Kent Family Project)/ (PNC Bank, N.A. LOC)                 -/A1        $      250,000
              ------------------------------------------------------------------                   --------------
              Total                                                                                    19,535,000
              ------------------------------------------------------------------                   --------------


STAR TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

 PRINCIPAL                                                                            CREDIT
   AMOUNT                                                                             RATING*          VALUE
------------  ------------------------------------------------------------------  ---------------  --------------
SHORT-TERM MUNICIPALS--CONTINUED
--------------------------------------------------------------------------------
              INDIANA--CONTINUED
              ------------------------------------------------------------------
              INDIANA--4.7%
              ------------------------------------------------------------------
   2,000,000  Indiana Bond Bank, Series A-2, 4.25% TANs, 1/21/1998                  SP-1+/MIG1          2,006,813
              ------------------------------------------------------------------
   3,195,000  Logansport, IN, Revenue Bonds Weekly VRDNs (MMM Invest,
              Inc.)/(Bank One, Indianapolis, IN LOC)                                    NR              3,195,000
              ------------------------------------------------------------------
   1,000,000  Purdue University, IN, Revenue Bonds (Series K) Weekly VRDNs           VMIG1/A1+          1,000,000
              ------------------------------------------------------------------                   --------------
              Total                                                                                     6,201,813
              ------------------------------------------------------------------                   --------------
              KENTUCKY--5.0%
              ------------------------------------------------------------------
   1,000,000 Boone County, KY, IDRB (Series 1994A) Weekly VRDNs (Square D.
              Co.)/(Societe Generale, Paris LOC)                                      SP/A1+            1,000,000
              ------------------------------------------------------------------
   4,000,000  Fulton, KY, Revenue Bonds Weekly VRDNs (Community Health System of
              Kentucky)/(First Union National Bank, Charlotte, N.C. LOC)              -/VMIG1           4,000,000
              ------------------------------------------------------------------
   1,600,000  Louisville, KY, Refunding Bonds Weekly VRDNs (Two Twenty-Two
              Project)/(PNC Bank, Kentucky LOC)                                         A1              1,600,000
              ------------------------------------------------------------------                   --------------
              Total                                                                                     6,600,000
              ------------------------------------------------------------------                   --------------
              MAINE--1.1%
              ------------------------------------------------------------------
   1,500,000  Maine State, GO UT, 4.50% TANs, 6/27/1997                             SP-1+/MIG1          1,500,642
              ------------------------------------------------------------------                   --------------
              MARYLAND--1.7%
              ------------------------------------------------------------------
   1,700,000  Baltimore, MD EDA Weekly VRDNs (Field Container Co. L.P.)
              (American National BL+LOC)                                                A1+             1,700,000
              ------------------------------------------------------------------
     540,000  Maryland State IDFA, (Series 1991) Weekly VRDNs (Maryland Academy
              of Sciences Facility)/(Nationsbank, N.A., Charlotte LOC)                 VMIG1              540,000
              ------------------------------------------------------------------                   --------------
              Total                                                                                     2,240,000
              ------------------------------------------------------------------                   --------------


STAR TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

 PRINCIPAL                                                                            CREDIT
   AMOUNT                                                                             RATING*          VALUE
------------  ------------------------------------------------------------------  ---------------  --------------
SHORT-TERM MUNICIPALS--CONTINUED
--------------------------------------------------------------------------------
              MICHIGAN--2.3%
              ------------------------------------------------------------------
$  2,500,000  Cornell, MI Economic Development Corp., Industrial Development
              Revenue Refunding Bonds (Series 1990), 3.85% CP (Mead-Escanaba
              Paper Co. Project)/(Credit Suisse, Zurich LOC), Mandatory Tender
              6/9/1997                                                                  A1+        $    2,500,000
              ------------------------------------------------------------------
     535,000  Lenawee County, MI EDC, Revenue Bonds Weekly VRDNs (Hardwoods of
              Michigan, Inc.)/(National City Bank, Cleveland, OH LOC)                  VMIG1              535,000
              ------------------------------------------------------------------                   --------------
              Total                                                                                     3,035,000
              ------------------------------------------------------------------                   --------------
              MISSISSIPPI--1.5%
              ------------------------------------------------------------------
   2,000,000  Forest, MS, IDR Refunding Bonds Weekly VRDNs (Sara Lee Corp.)            AA-/-            2,000,000
              ------------------------------------------------------------------                   --------------
              MISSOURI--10.2%
              ------------------------------------------------------------------
     800,000  Independence, MO IDA, IDRB Weekly VRDNs (Shoney's Inn)/(Wachovia
              Bank of NC, NA, LOC)                                                      NR                800,000
              ------------------------------------------------------------------
   4,100,000  Independence, MO, Water Utility Revenue Bonds, 3.80% CP
              (Westdeutsche Landesbank Girozentrale LOC), Mandatory Tender
              6/10/1997                                                                VMIG1            4,100,000
              ------------------------------------------------------------------
   4,500,000  Missouri State Environmental Improvement & Energy Authority,
              (Series 1985A), 3.75% CP (Union Electric Co.)/(Union Bank of
              Switzerland, Zurich LOC), Mandatory Tender 7/1/1997                     A1+/P1            4,500,000
              ------------------------------------------------------------------
   4,000,000  Missouri State Environmental Improvement & Energy Authority,
              Refunding Revenue Bonds Weekly VRDNs (Kansas City Power And Light
              Co.)                                                                   A1/VMIG1           4,000,000
              ------------------------------------------------------------------                   --------------
              Total                                                                                    13,400,000
              ------------------------------------------------------------------                   --------------
              MONTANA--0.8%
              ------------------------------------------------------------------
   1,000,000  Forsyth, Rosebud County MT, PCR Bonds Weekly VRDNs (Portland
              General Electric Company)/(Swiss Bank Corp., Basle LOC)                 A1+/P1            1,000,000
              ------------------------------------------------------------------                   --------------


STAR TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

 PRINCIPAL                                                                            CREDIT
   AMOUNT                                                                             RATING*          VALUE
------------  ------------------------------------------------------------------  ---------------  --------------
SHORT-TERM MUNICIPALS--CONTINUED
--------------------------------------------------------------------------------
              NEW MEXICO--1.1%
              ------------------------------------------------------------------
$  1,400,000  Belen, NM, IDR Refunding Bonds (Series 1991) Weekly VRDNs (United
              Desiccants, Inc.)/(National City Bank, Kentucky LOC)                      NR         $    1,400,000
              ------------------------------------------------------------------                   --------------
              OHIO--20.9%
              ------------------------------------------------------------------
   1,250,000  Butler County, OH, 3.70% BANs, 3/20/1998                                  NR              1,253,850
              ------------------------------------------------------------------
   2,000,000  Butler County, OH, 3.85% BANs, 10/23/1997                                 NR              2,003,038
              ------------------------------------------------------------------
     490,000  Centerville, OH, Health Care Revenue Bonds Weekly VRDNs (Bethany
              Lutheran Village)/(PNC Bank, Ohio, N.A. LOC)                             VMIG1              490,000
              ------------------------------------------------------------------
   1,240,000  Clear Fork Valley, OH Richland County Local School District, 3.55%
              BANs, 9/25/1997                                                           NR              1,242,492
              ------------------------------------------------------------------
   2,500,000  Columbus, OH Sewer System, Revenue Bonds (Series 1994) Weekly
              VRDNs                                                                  A1+/VMIG1          2,500,000
              ------------------------------------------------------------------
   2,000,000  Dublin, OH City School District, GO UT, 4.33% Bonds, 5/13/1998        SP-1+/MIG1          2,006,340
              ------------------------------------------------------------------
   2,000,000  Franklin County, OH Hospital Facility Authority,
              Series A Weekly VRDNs (U.S. Health Corporation of
              Columbus)/(Morgan Guaranty Trust Co., New York LOC)                      VMIG1            2,000,000
              ------------------------------------------------------------------
   2,000,000  Hamilton County, OH Hospital Facilities Authority, (Series 1997A)
              Weekly VRDNs (Children's Hospital Medical Center)/(PNC Bank, Ohio,
              N.A. LOC)                                                               -/VMIG1           2,000,000
              ------------------------------------------------------------------
   3,000,000  Hamilton County, OH, (Series A), 4.25% BANs,
              7/10/1997                                                               -/MIG1            3,001,131
              ------------------------------------------------------------------
   1,320,000  Marion County, OH Hospital Authority, (Series 1991) Weekly VRDNs
              (Marion County, OH Pooled Hospital Program)/(Bank One, Columbus,
              N.A. LOC)                                                                 A1+             1,320,000
              ------------------------------------------------------------------
   2,000,000  Ohio School Districts, 1996 Cash Flow Borrowing Program
              Certificates of Participation, 4.53% RANs,
              6/30/1997                                                               -/MIG1            2,000,809
              ------------------------------------------------------------------


STAR TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

 PRINCIPAL                                                                            CREDIT
   AMOUNT                                                                             RATING*          VALUE
------------  ------------------------------------------------------------------  ---------------  --------------
SHORT-TERM MUNICIPALS--CONTINUED
--------------------------------------------------------------------------------
              OHIO--CONTINUED
              ------------------------------------------------------------------
$    310,000  Ohio State IDR, Refunding Bonds Weekly VRDNs (Cincinnati
              Riverfront Coliseum, Inc.)/(PNC Bank, Ohio, N.A. LOC)                    -/A1        $      310,000
              ------------------------------------------------------------------
     385,000  Ohio State IDR, Refunding Bonds Weekly VRDNs (Cincinnati
              Riverfront Coliseum, Inc.)/(PNC Bank, Ohio, N.A. LOC)                    -/A1               385,000
              ------------------------------------------------------------------
     485,000  Ohio State IDR, Refunding Bonds Weekly VRDNs (Cincinnati
              Riverfront Coliseum, Inc.)/(PNC Bank, Ohio, N.A. LOC)                    -/A1               485,000
              ------------------------------------------------------------------
     450,000  Ohio State IDR, Refunding Bonds Weekly VRDNs (Cincinnati
              Riverfront Coliseum, Inc.)/(PNC Bank, Ohio, N.A. LOC)                    -/A1               450,000
              ------------------------------------------------------------------
     360,000  Ohio State IDR, Refunding Revenue Bonds Weekly VRDNs (Cincinnati
              Riverfront Coliseum, Inc.)/(PNC Bank, Ohio, N.A. LOC)                    -/A1               360,000
              ------------------------------------------------------------------
     750,000  University of Cincinnati, OH, Series AA, 3.65% BANs, 3/19/1998        SP-1+/MIG1            753,459
              ------------------------------------------------------------------
   4,000,000  University of Cincinnati, OH, Series T , 4.25% BANs,
              8/28/1997                                                              SP1+/MIG1          4,003,714
              ------------------------------------------------------------------
   1,000,000  Westlake, OH City School District, Voted Unlimited Tax GO's, 4.20%
              BANs, 7/28/1997                                                           NR              1,000,926
              ------------------------------------------------------------------                   --------------
              Total                                                                                    27,565,759
              ------------------------------------------------------------------                   --------------
              PENNSYLVANIA--13.1%
              ------------------------------------------------------------------
     600,000  Allegheny County, PA HDA, (Series 1990 B) Daily VRDNs
              (Presbyterian University Hospital)/(MBIA INS)                          A1/VMIG1             600,000
              ------------------------------------------------------------------
   4,200,000  Allegheny County, PA HDA, (Series 1990 D) Daily VRDNs
              (Presbyterian University Hospital)/(MBIA INS)                          A-1/VMIG1          4,200,000
              ------------------------------------------------------------------
     435,000  Allegheny County, PA HDA, Revenue Bonds Daily VRDNs (Presbyterian
              University Hospital)/(PNC Bank, N.A. LOC)                                VMIG1              435,000
              ------------------------------------------------------------------


STAR TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

 PRINCIPAL                                                                            CREDIT
   AMOUNT                                                                             RATING*          VALUE
------------  ------------------------------------------------------------------  ---------------  --------------
SHORT-TERM MUNICIPALS--CONTINUED
--------------------------------------------------------------------------------
              PENNSYLVANIA--CONTINUED
              ------------------------------------------------------------------
$  4,000,000  Allegheny County, PA IDA, PCR (Series 1992A), 3.65% PUT (Duquesne
              Light Power Co.)/(Canadian Imperial Bank of Commerce, Toronto
              LOC), Mandatory Tender
              10/30/1997                                                              A1+/P1       $    4,000,000
              ------------------------------------------------------------------
   2,000,000  Commonwealth of Pennsylvania, 4.50% TANs, 6/30/1997                   SP-1+/MIG1          2,001,237
              ------------------------------------------------------------------
   1,000,000  East Penn, PA IDA, IDR Refunding Bonds Weekly VRDNs (Electronic
              Data Systems Corp.)/(Wachovia Bank of Georgia NA, Atlanta LOC)           -/Aa2            1,000,000
              ------------------------------------------------------------------
   3,000,000  Pennsylvania State Higher Education Facilities Authority, College
              & University Revenue Bonds Daily VRDNs (Council of Independent
              Colleges)(PNC Bank LOC)                                                  VMIG1            3,000,000
              ------------------------------------------------------------------
   2,000,000  Philadelphia, PA School District, 4.50% TRANs,
              6/30/1997                                                              SP-1/MIG1          2,000,765
              ------------------------------------------------------------------                   --------------
              Total                                                                                    17,237,002
              ------------------------------------------------------------------                   --------------
              TENNESSEE--3.4%
              ------------------------------------------------------------------
   1,000,000  Greenville, TN IDB, IDRB Weekly VRDNs (Ball Corp.)/ (Wachovia Bank
              of Georgia NA, Atlanta LOC)                                               A1+             1,000,000
              ------------------------------------------------------------------
   3,540,000  Sullivan County, TN Health Educational & Housing Facilities Board,
              Revenue Bonds Weekly VRDNs (Asbury Center)/(Nationsbank, N.A.,
              Charlotte LOC)                                                            NR              3,540,000
              ------------------------------------------------------------------                   --------------
              Total                                                                                     4,540,000
              ------------------------------------------------------------------                   --------------
              TEXAS--5.3%
              ------------------------------------------------------------------
   2,380,000  Bexar County, Health Facilities Development Authority Weekly VRDNs
              (Army Retirement Resources Foundation)/(Rabobank Nederland,
              Utrecht LOC)                                                              A1+             2,380,000
              ------------------------------------------------------------------
   1,100,000  Harris County, TX HFDC, (Series 1994) Daily VRDNs (Methodist
              Hospital, Harris County, TX)                                              A1+             1,100,000
              ------------------------------------------------------------------
     600,000  Harris County, TX HFDC, (Series D) Daily VRDNs (St. Luke's
              Episcopal Hospital)                                                       A1+               600,000
              ------------------------------------------------------------------


STAR TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

 PRINCIPAL                                                                            CREDIT
   AMOUNT                                                                             RATING*          VALUE
------------  ------------------------------------------------------------------  ---------------  --------------
SHORT-TERM MUNICIPALS--CONTINUED
--------------------------------------------------------------------------------
              TEXAS--CONTINUED
              ------------------------------------------------------------------
$    600,000  Lone Star, TX Airport Improvement Authority, Revenue Bonds (Series
              A-1) Daily VRDNs (American Airlines)/ (Royal Bank of Canada,
              Montreal LOC)                                                            VMIG1       $      600,000
              ------------------------------------------------------------------
     400,000  Lone Star, TX Airport Improvement Authority, Revenue Bonds (Series
              B-1) Daily VRDNs (American Airlines)/ (Royal Bank of Canada,
              Montreal LOC)                                                            VMIG1              400,000
              ------------------------------------------------------------------
   1,900,000  San Antonio, TX IDA Weekly VRDNs (San Antonio River Center
              Associates)/(PNC Bank, N.A. LOC)                                         -/A1             1,900,000
              ------------------------------------------------------------------                   --------------
              Total                                                                                     6,980,000
              ------------------------------------------------------------------                   --------------
              VIRGINIA--1.4%
              ------------------------------------------------------------------
   1,810,000  Rockbridge County, VA IDA, IDR Bonds, 3.65% PUT (Safeway,
              Inc.)/(Bankers Trust Co., New York LOC), Mandatory Tender 8/1/1997       A1/-             1,810,000
              ------------------------------------------------------------------                   --------------
              WISCONSIN--1.5%
              ------------------------------------------------------------------
   2,000,000  Racine County, WI School District, 4.25% TRANs, 8/22/ 1997              SP-1+/-           2,001,730
              ------------------------------------------------------------------                   --------------
              TOTAL SHORT-TERM MUNICIPALS                                                             130,006,946
              ------------------------------------------------------------------                   --------------
MUTUAL FUND SHARES--0.8%
--------------------------------------------------------------------------------
   1,085,326  SEI Tax Exempt Trust (AT NET ASSET VALUE)                                                 1,085,326
              ------------------------------------------------------------------                   --------------
              TOTAL INVESTMENTS (AT AMORTIZED COST)(A)                                             $  131,092,272
              ------------------------------------------------------------------                   --------------

(a) Also represents cost for federal tax purposes.

 * Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

Note: The categories of investments are shown as a percentage of net assets ($131,879,976) at
      May 31, 1997.


STAR TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

The following acronyms are used throughout this portfolio:

AMBAC-- American Municipal Bond Assurance Corporation BANs-- Bond Anticipation Notes CP-- Commercial Paper EDA-- Economic Development Authority EDC-- Economic Development Commission GO-- General Obligation HDA-- Hospital Development Authority HFDC-- Health Facility Development Corporation IDA-- Industrial Development Authority IDB-- Industrial Development Bond IDR-- Industrial Development Revenue IDRB-- Industrial Development Revenue Bond IDFA-- Industrial Development Finance Authority INS-- Insured LOC-- Letter of Credit LP-- Limited Partnership MBIA-- Municipal Bond Investors Assurance MMM-- Money Market Municipal PCR-- Pollution Control Revenue RANs-- Revenue Anticipation Notes TANs-- Tax Anticipation Notes TOBs-- Tender Option Bonds TRANs-- Tax and Revenue Anticipation Notes UT-- Unlimited Tax VHA-- Veterans Housing Administration VRDNs-- Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)

STAR TAX-FREE MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
-------------------------------------------------------------------------------------------------
Total investments in securities, at amortized cost and value                                       $  131,092,272
-------------------------------------------------------------------------------------------------
Income receivable                                                                                       1,158,971
-------------------------------------------------------------------------------------------------  --------------
     Total assets                                                                                     132,251,243
-------------------------------------------------------------------------------------------------
LIABILITIES:
-------------------------------------------------------------------------------------
Income distribution payable                                                            $  340,846
-------------------------------------------------------------------------------------
Accrued expenses                                                                           30,421
-------------------------------------------------------------------------------------  ----------
     Total liabilities                                                                                    371,267
-------------------------------------------------------------------------------------------------  --------------
NET ASSETS for 131,879,976 shares outstanding                                                      $  131,879,976
-------------------------------------------------------------------------------------------------  --------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
-------------------------------------------------------------------------------------------------
$131,879,976 / 131,879,976 shares outstanding                                                               $1.00
-------------------------------------------------------------------------------------------------  --------------

(See Notes which are an integral part of the Financial Statements)


STAR TAX-FREE MONEY MARKET FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
----------------------------------------------------------------------------------------------------
Interest                                                                                              $  2,558,010
----------------------------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------------------------------
Investment advisory fee                                                                   $  391,907
----------------------------------------------------------------------------------------
Administrative personnel and services fee                                                     66,952
----------------------------------------------------------------------------------------
Custodian fees                                                                                17,814
----------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                      15,756
----------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                      3,238
----------------------------------------------------------------------------------------
Auditing fees                                                                                  7,808
----------------------------------------------------------------------------------------
Legal fees                                                                                     1,578
----------------------------------------------------------------------------------------
Portfolio accounting fees                                                                     24,133
----------------------------------------------------------------------------------------
Shareholder services fee                                                                      35,628
----------------------------------------------------------------------------------------
Printing and postage                                                                           2,132
----------------------------------------------------------------------------------------
Insurance premiums                                                                             1,032
----------------------------------------------------------------------------------------
Miscellaneous                                                                                    961
----------------------------------------------------------------------------------------  ----------
     Total expenses                                                                          568,939
----------------------------------------------------------------------------------------
Waiver--
----------------------------------------------------------------------------------------
     Waiver of investment advisory fee                                                       (71,256)
----------------------------------------------------------------------------------------  ----------
          Net expenses                                                                                     497,683
----------------------------------------------------------------------------------------------------  ------------
               Net investment income                                                                  $  2,060,327
----------------------------------------------------------------------------------------------------  ------------

(See Notes which are an integral part of the Financial Statements)


STAR TAX-FREE MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      SIX MONTHS ENDED
                                                                        (UNAUDITED)              YEAR ENDED
                                                                        MAY 31, 1997         NOVEMBER 30, 1996
-----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
-----------------------------------------------------------------
OPERATIONS--
-----------------------------------------------------------------
Net investment income                                                 $      2,060,327        $      5,133,251
-----------------------------------------------------------------  ----------------------  ----------------------
DISTRIBUTIONS TO SHAREHOLDERS--
-----------------------------------------------------------------
Distributions from net investment income                                    (2,060,327)             (5,133,251)
-----------------------------------------------------------------  ----------------------  ----------------------
SHARE TRANSACTIONS--
-----------------------------------------------------------------
Proceeds from sale of shares                                               247,337,156             573,340,058
-----------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of
distributions declared                                                           2,011                     890
-----------------------------------------------------------------
Cost of shares redeemed                                                   (268,714,898)           (587,441,413)
-----------------------------------------------------------------  ----------------------  ----------------------
     Change in net assets resulting from share transactions                (21,375,731)            (14,100,465)
-----------------------------------------------------------------  ----------------------  ----------------------
          Change in net assets                                             (21,375,731)            (14,100,465)
-----------------------------------------------------------------
NET ASSETS:
-----------------------------------------------------------------
Beginning of period                                                        153,255,707             167,356,172
-----------------------------------------------------------------  ----------------------  ----------------------
End of period                                                         $    131,879,976        $    153,255,707
-----------------------------------------------------------------  ----------------------  ----------------------

(See Notes which are an integral part of the Financial Statements)


STAR TAX-FREE MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                              SIX MONTHS
                                                 ENDED
                                              (UNAUDITED)
                                                MAY 31,                           YEAR ENDED NOVEMBER 30,
                                                 1997          1996       1995       1994       1993       1992       1991(A)
NET ASSET VALUE, BEGINNING OF PERIOD           $    1.00     $    1.00  $    1.00  $    1.00  $    1.00  $    1.00   $    1.00
------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------
  Net investment income                             0.01          0.03       0.03       0.02       0.02       0.03        0.03
------------------------------------------
LESS DISTRIBUTIONS
------------------------------------------
  Distributions from net investment income         (0.01)        (0.03)     (0.03)     (0.02)     (0.02)     (0.03)      (0.03)
------------------------------------------        ------     ---------  ---------  ---------  ---------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                 $    1.00     $    1.00  $    1.00  $    1.00  $    1.00  $    1.00   $    1.00
------------------------------------------        ------     ---------  ---------  ---------  ---------  ---------  -----------
TOTAL RETURN (B)                                    1.46%         2.91%      3.32%      2.15%      1.91%      2.59%       2.84%
------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------
  Expenses                                          0.70%*        0.70%      0.66%      0.65%      0.65%      0.66%       0.55%*
------------------------------------------
  Net investment income                             2.89%*        2.87%      3.26%      2.12%      1.90%      2.54%       3.95%*
------------------------------------------
  Expense waiver/reimbursement (c)                  0.10%*        0.11%      0.15%      0.15%      0.40%      0.40%       0.48%*
------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------
  Net assets, end of period (000 omitted)       $131,880      $153,256   $167,356   $135,427   $135,022   $144,487    $113,731
------------------------------------------

  * Computed on an annualized basis.

(a) Reflects operations for the period from March 15, 1991 (date of initial public investment) to November 30, 1991.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

STAR TAX-FREE MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

(1) ORGANIZATION

Star Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of nine diversified portfolios. The financial statements included herein are only those of Star Tax-Free Money Market Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income exempt from federal regular income tax consistent with stability of principal.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act. Investments in other open-end regulated investment companies are valued at net asset value.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER--Investment transactions are accounted for on the trade date.


STAR TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

                                                                             SIX MONTHS
                                                                               ENDED              YEAR ENDED
                                                                            MAY 31, 1997      NOVEMBER 30, 1996
------------------------------------------------------------------------  ----------------  ----------------------
Shares sold                                                                   247,337,156          573,340,058
------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared                  2,011                  890
------------------------------------------------------------------------
Shares redeemed                                                              (268,714,898)        (587,441,413)
------------------------------------------------------------------------  ----------------  ----------------------
     Net change resulting from share transactions                             (21,375,731)         (14,100,465)
------------------------------------------------------------------------  ----------------  ----------------------

As of May 31, 1997, capital paid-in aggregated $131,879,976.

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Star Bank N.A., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.55% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS") provides the Fund with certain administrative personnel and services. The fee paid to FAS is based on the level of average aggregate net assets of the Trust for the period.

SHAREHOLDER SERVICES FEE--Under the terms of the Shareholder Services Agreement with Star Bank, N.A., the Fund will pay Star Bank, N.A. up to 0.25 % of average daily net assets of the Fund for the period. For the foreseeable future, Star Bank N.A. plans to limit the Shareholder Servicing fee to 0.05% of average daily net assets of the Fund. This fee is to obtain certain services for shareholder and to maintain shareholder accounts. Star Bank N.A. can modify or terminate this limitation at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds for which it receives a fee. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.


STAR TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

PORTFOLIO ACCOUNTING FEES--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

CUSTODIAN FEES--Star Bank N.A. is the Fund's custodian. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

TRUSTEES                                               OFFICERS
--------------------------------------------------------------------------------

Thomas L. Conlan Jr.                                      Edward C. Gonzales
Edward C. Gonzales                                          President and Treasurer
Dr. Alfred Gottschalk                                     Joseph S. Machi
Dr. Robert J. Hill                                          Vice President and Assistant Treasurer
Dawn M. Hornback                                          C. Grant Anderson
Lawrence M. Turner                                          Secretary
William H. Zimmer III

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government or the Federal Deposit Insurance Corporation. Investment in mutual funds involves investment risk, including possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Cusip 854911302                                   Star Bank, N.A.
G00446-05 (7/97)                                 Investment Adviser
TR 4961                                      Federated Securities Corp.
                                                    Distributor